EXHIBIT 10.3

EXECUTION COPY

AMENDMENT NO. 2 TO

ASSET CONTRIBUTION AND

SHARE SUBSCRIPTION AGREEMENT

by and among

GLOBAL ENERGY SERVICES OPERATING, LLC,

a Delaware limited liability company,

INDEPENDENCE CONTRACT DRILLING LLC,

a Delaware limited liability company,

and

INDEPENDENCE CONTRACT DRILLING, INC.,

a Delaware corporation

March 1, 2012

AMENDMENT NO. 2 TO

ASSET CONTRIBUTION AND SHARE SUBSCRIPTION AGREEMENT

This Amendment No. 2 to Asset Contribution and Share Subscription Agreement (this “Amendment”) is made as of March 1, 2012 (the “Amendment Effective Date”), by and among GLOBAL ENERGY SERVICES OPERATING, LLC, a Delaware limited liability company (“GES”), INDEPENDENCE CONTRACT DRILLING LLC, a Delaware limited liability company (“RAC”, and together with GES, each, a “Contributor” and collectively, the “Contributors”), and INDEPENDENCE CONTRACT DRILLING, INC., a Delaware corporation (the “Company”).

R E C I T A L S

WHEREAS, the parties hereto previously entered into that certain Asset Contribution and Share Subscription Agreement dated November 23, 2011, as amended by Amendment No.1 thereto dated December 15, 2011 (the “Contribution Agreement”) pursuant to which GES and RAC agreed to contribute certain assets and liabilities to the Company in exchange for shares of common stock of the Company; and

WHEREAS, the parties hereto desire to amend certain terms and provisions of the Contribution Agreement as set forth in this Amendment.

AGREEMENT

NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.	DEFINITIONS.

1.1 Definitions. Capitalized terms not otherwise defined herein shall have the meanings assigned to them in the Contribution Agreement. As used in this Amendment, the following definitions shall apply:

(a) “GES Warrant” shall mean the warrant to purchase 1,400,000 shares of common stock of the Company at an exercise price equal to the per share offering price in the Rule 144A Offering to be issued by the Company to GES at Closing, in substantially the form of Attachment III hereto.

(b) “GES Warrant Shares” shall mean the shares of common stock of the Company that may be issued from time to time upon exercise of all or part of the GES Warrant.

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2.	AMENDMENTS TO CERTAIN PROVISIONS OF THE CONTRIBUTION AGREEMENT.

2.1 Amendment and Restatement of Exhibit List. The list of Exhibits following the Table of Contents to the Contribution Agreement is hereby amended and restated in its entirety as follows:

“Exhibits

“A” – Rig Contract(s)

“B” – Form of Bill of Sale, Assignment and Assumption Agreement

“C” – Form of GES Contract Assignment

“D” – Form of Deed

“E” – Form of Transition Services Agreement

“E-1” – Terms of Lease Agreement

“F” – Form of Registration Rights Agreement

“G” – Form of RAC Contract Assignment

“H” – Definitive Amounts of the RAC Threshold and RAC Cap

“I” – Definitive Amounts of the Company Threshold and Company Cap

“J” – GLB Exploration, Inc. Drilling Contract

“J-1” – Eagle Rock Energy Partners, LP Drilling Contract

“K” – Form of GES Warrant

2.2 Amendment and Restatement of Recitals. The third paragraph of the Recitals of the Contribution Agreement is hereby amended and restated in its entirety as follows:

“WHEREAS, subject to the terms of this Agreement, (i) GES desires to contribute certain assets and certain liabilities related to the Business to the Company (the “GES Contribution”) in exchange for the GES Closing Shares and the issuance of the GES Warrant (the GES Closing Shares and the GES Warrant Shares shall collectively be referred to herein as the “GES Shares”), and (ii) RAC desires to contribute cash and the rights under the Rig Contract (as defined herein) and each of the Drilling Contracts (as defined herein) to the Company in exchange for a number of shares of common stock of the Company (the “RAC Shares”, and together with the GES Shares, the “Shares”) equal to (i) the Aggregate Value of the RAC Contributed Assets (as defined herein) divided by the per share price set forth in the Rule 144A Offering (as defined herein) (the “RAC Contribution”); and”

2.3 Amendment and Restatement of Section 1.1. Section 1.1 of the Contribution Agreement is hereby amended and restated in its entirety as follows:

2.4 Definitions. For purposes of this Agreement, the following terms have the meanings specified in the indicated Section of this Agreement:

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Defined Term	Section
401(k) Plan	4.21(a)(iii)
Affiliate(s)	4.22; 6.8
Aggregate Value of the GES Contributed Assets	2.1(g)
Aggregate Value of the RAC Contributed Assets	2.2
Agreement	Preamble
Assigned Contracts	4.19(a)
Benefit Plan(s)	4.21(h)
Bill of Sale, Assignment and Assumption Agreement	3.2(a)
Business	Recitals
Business Day	3.1
Carve-Out Financial Statements	9.11
Closing	3.1
Closing Date	3.1
COBRA	8.1(b)
Code	Recitals
Company	Preamble
Company Cap	7.7(a)
Company Disclosure Schedules	6
Company Group	7.2
Company Material Adverse Effect	6.1
Company Offering Materials	9.6(a)
Company Permits	6.7
Company Threshold	7.7(a)
Contributed Assets	2.2
Contributor(s)	Recitals
Damages	7.2(a)
Deed	3.2(c)
Drilling Contracts	2.2
Effective Date	Preamble
Effective Time	3.1
Environmental Law(s)	4.9(a)(i)
Environmental Permits	4.9(a)(ii)
ERISA	4.21(h)
ERISA Affiliate	4.21(h)
Estimated Property Taxes	9.10I
FCPA	4.18
Fundamental Company Representations	7.6(b)
Fundamental GES Representations	7.1(b)
Fundamental RAC Representations	7.1(b)
GAAP	9.11

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Defined Term	Section
GES	Preamble
GES Assumed Liabilities	2.3(a)(i)
GES Cap	7.2(a)
GES Closing Shares	Section 1.1(b) of Amendment No. 1
GES Company(ies)	9.9(a)
GES Contract Assignment	3.2(b)
GES Contributed Assets	2.1
GES Contribution	Recitals
GES Disclosure Schedules	4
GES Excluded Assets	2.4
GES FF&E	2.1(a)
GES Group	7.7(a)
GES Intellectual Property	4.12(a)
GES Parent	3.2(h)
GES Material Adverse Effect	4.3
GES Permits	2.1(f)
GES Retained Liabilities	2.3(a)(ii)
GES Shares	Recitals
GES Threshold	7.2(a)
GES Transfer Taxes	9.10(a)
GES Warrant	Section 1.1(a) of Amendment No. 2
GES Warrant Shares	Section 1.1(b) of Amendment No. 24
Governmental Authority(ies)	4.5
Hazardous Materials	4.9(a)(iii)
Improvements	2.1(e)
Information	9.8(a)
Intellectual Property	4.12(a)
IRS	4.21(a)(iii)
Knowledge	13.2
Land	2.1(e)
Law(s)	4.4
Lease Agreement	3.2(d)
Lien(s)	4.6
Multiemployer Plan	4.21(h)
Non-Disclosure Agreement	9.8(c)
Original Survey	9.5(b)
Outside Closing Date	3.1
Per Share Fair Market Value	7.4
Permitted Exceptions	9.5(a)
Permitted Lien(s)	4.6

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Defined Term	Section
Person(s)	4.5
Property Taxes	9.10(g)(i)
RAC	Preamble
RAC Assumed Liabilities	2.3(b)(i)
RAC Cap	7.3
RAC Cash Contribution	2.2
RAC Contract Assignment	3.3(b)
RAC Contributed Assets	2.2
RAC Contribution	Recitals
RAC Group	7.7(a)
RAC Material Adverse Effect	5.3
RAC Offering Materials	9.6(b)
RAC Retained Liabilities	2.3(b)(ii)
RAC Shares	Recitals
RAC Threshold	7.3
RAC Transfer Taxes	9.10(b)
Real Estate	2.1(e)
Registration Rights Agreement	3.2(e)
Reg D	4.17(b)
Remaining Deposit	2.1(c)
Restricted Period	9.9(a)
Restrictive Covenants	9.9(e)
Rig Contract	2.1(b)
Rule 144A Offering	6.2(a)
Securities Act	4.17(b)
Shares	Recitals
Straddle Period	9.10(g)(ii)
SWOP	2.4
Surveys	9.5(b)
Tax Returns	9.10(g)(iv)
Tax(es)	9.10(g)(iii)
Term Loan	2.1(g)
Term Loan Liabilities	2.1(g)
Title Commitment	9.5(a)
Title Company	9.5(a)
Title Policy	9.5(a)
Transfer Taxes	9.10(g)(v)
Transferred Contractors	4.20(b)
Transferred Employees	4.20(a)
Treasury Regulations	9.10(g)(vi)
Updated Survey	9.5(b)
WSS	2.4

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2.5 Deletion of Certain Terms from Amendment No. l to the Contribution Agreement. For the avoidance of doubt, the defined terms “Change of Control”, “GES Contingent Shares” and “Qualifying Rig” set forth in Sections 1.1(a), 1.1(c) and 1.1(d), respectively, of Amendment No.1 to Asset Contribution and Share Subscription Agreement dated December 15, 2011, are hereby deleted in their entirety.

2.6 Amendment and Restatement of Section 2.2. Section 2.2 of the Contribution Agreement is hereby amended and restated in its entirety as follows:

“2.2 Contribution and Assignment by RAC. Upon the terms and subject to the conditions of this Agreement, at the Closing on the Closing Date, RAC shall contribute an amount in cash equal to all cash invested in RAC by its members, less any transaction costs, if any, general and administrative expenses, if any, and any amounts previously paid to GES pursuant to the Rig Contract (the “RAC Cash Contribution”), to the Company and shall contribute, assign, transfer, convey, grant and set over to the Company, and the Company shall acquire, free and clear of any Liens (as defined in Section 4.6), all of RAC’s right, title and interest in and to each of the Rig Contract and that certain Drilling Bid Proposal and Daywork Drilling Contract by and between RAC and GLB Exploration, Inc. and that certain Drilling Bid Proposal and Daywork Drilling Contract by and between RAC and Eagle Rock Energy Partners, LP (together, the “Drilling Contracts”), copies of which are attached hereto as Exhibit J and Exhibit J-1, respectively, including, without limitation, any and all amendments, supplements and modifications thereto, and replacements thereof, and all records, data, prepayments and deposits related thereto (such rights, titles and interests, together with the RAC Cash Contribution, shall be collectively referred to herein as the “RAC Contributed Assets”, and together with the GES Contributed Assets, the “Contributed Assets”). Notwithstanding the foregoing, for the purposes of this Agreement, the “Aggregate Value of the RAC Contributed Assets” shall be equal to all cash contributions made to RAC by its members as of the Closing Date, plus One Million Four Hundred Thousand and No/100 Dollars ($1,400,000.00).”

2.7 Amendment and Restatement of Section 2.5. Section 2.5 of the Contribution Agreement is hereby amended and restated in its entirety as follows:

“2.5 Issuance of Shares and GES Warrant. In exchange for the contribution of the Contributed Assets, the Company hereby agrees to issue the GES Closing Shares and the GES Warrant to GES and the RAC Shares to RAC and assume the GES Assumed Liabilities and the RAC Assumed Liabilities. The Shares and the GES Warrant shall be the total consideration paid by and required of the Company with respect to the subject matter of this Agreement. The Parties acknowledge and agree that the GES Closing Shares and the GES Warrant shall be issued to GES upon the Closing.”

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2.8 Amendment and Restatement of Section 3.1. Section 3.1 of the Contribution Agreement is hereby amended and restated in its entirety as follows:

“3.1 Closing. The term “Closing” as used herein shall refer to the actual contribution, transfer, assignment and delivery of the Contributed Assets to the Company in exchange for the Shares and the GES Warrant. The Closing shall take place at the offices of BoyarMiller, 4265 San Felipe, Suite 1200, Houston, Texas 77027, at 10:00 a.m. local time on the first (1st) “Business Day”, being any day other than Saturdays, Sundays or days on which banks in the United States are traditionally closed for business, occurring after all of the conditions, and the obligations with respect to the parties hereto, to consummate the transactions contemplated hereby (other than conditions with respect to actions the respective parties will take at the Closing or by their nature will occur at the Closing) have been satisfied or waived, or at such other place and time or on such other date as is mutually agreed to in writing by the Contributors and the Company (“Closing Date”); provided, however, if the Closing does not occur on or before March 10, 2012 (the “Outside Closing Date”), or such later date as may have been agreed upon in writing by the parties hereto, any of GES, RAC or the Company may terminate this Agreement by written notice to the other parties whereupon this Agreement shall be of no further force and effect. Notwithstanding any provision herein to the contrary, the parties need not attend the Closing in person, and the delivery of all documents and funds as described in Sections 3.2, 3.3 and 3.4 may be handled by wire transfer and electronic mail or by facsimile transmission. The transactions contemplated by this Agreement shall be considered closed, and possession of the Contributed Assets and the risk of their loss shall be deemed to have been passed to the Company, upon the delivery of the documents and funds as provided in Sections 3.2, 3.3 and 3.4. The Closing shall be deemed effective as of 12:01 a.m. on the Closing Date (the “Effective Time”).”

2.9 Amendment and Restatement of Section 3.2(d). Section 3.2(d) of the Contribution Agreement is hereby amended and restated in its entirety as follows:

“(d) a Transition Services Agreement, substantially in the form of Exhibit E attached hereto (the “Transition Services Agreement”), and pursuant to which GES and the Company will provide each other with certain services related to their respective businesses post-Closing, duly executed by GES, and a Lease Agreement containing customary terms including those set forth in Exhibit E-1 hereto (the “Lease Agreement”), duly executed by GES;”

2.10 Amendment and Restatement of Section 3.2(j) and 3.2(k). Sections 3.2(j) and 3.2(k) of the Contribution Agreement are hereby amended and restated in their entirety as follows:

“(j) all documents, affidavits, certificates and information reasonably required by the Title Company or Title Underwriter to issue the Title Policy;

(k) the GES Warrant, duly acknowledged by GES; and”

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2.11 Addition of Sections 3.2(l). The following Section 3.2(l) is hereby added to the Contribution Agreement, to be inserted following Section 3.2(k) of the Contribution Agreement, as amended by this Amendment:

“(l) such other documents as the Company may reasonably request to carry out the purposes of this Agreement.”

2.12 Amendment and Restatement of Section 3.3(f). Section 3.3(f) of the Contribution agreement is hereby amended and restated in its entirety as follows:

“(f) a certificate executed by an authorized officer of RAC certifying as to the matters set forth in Sections 10.3, 10.4, 11.5 and 11.6; and”

2.13 Amendment and Restatement of Section 3.4(j) and 3.4(k). Sections 3.4(j) and 3.4(k) of the Contribution Agreement are hereby amended and restated in their entirety as follows:

“(j) a certificate executed by an authorized officer of the Company certifying as to the matters set forth in Sections 10.5, 10.6, 11.3 and 11.4;

(k) the GES Warrant, duly executed by the Company;”

2.14 Addition of Sections 3.4(l) and 3.4(m). The following Sections 3.4(l) and 3.4(m) are hereby added to the Contribution Agreement, to be inserted following Section 3.4(k) of the Contribution Agreement, as amended by this Amendment:

“(l) the Lease Agreement, duly executed by the Company; and

(m) such other documents as any Contributor may reasonably request to carry out the purposes of this Agreement.”

2.15 Amendment and Restatement of Section 4.17. Section 4.17 of the Contribution Agreement is hereby amended and restated in its entirety as follows:

“4.17 Investment Representations.

(a) GES is experienced in evaluating and investing in securities of companies in the development stage and acknowledges that it can bear the economic risk of a complete loss of its investment, and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the GES Closing Shares, GES Warrant and underlying GES Warrant Shares. GES has not been formed for the specific purpose of acquiring the GES Closing Shares, GES Warrant or underlying GES Warrant Shares. GES is familiar with the business and financial condition and operations of the Company and has had access to such information concerning the Company and the GES Closing Shares, GES Warrant and underlying GES Warrant Shares as it deems necessary to enable it to make an informed investment decision concerning the purchase or acquisition of the GES Closing Shares, GES Warrant and underlying GES Warrant Shares. With the assistance of GES’s own

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professional advisors, to the extent that GES has deemed appropriate, GES has made its own legal, Tax, accounting and financial evaluation of the merits and risks of an investment in the GES Closing Shares, GES Warrant and underlying GES Warrant Shares and the consequences of this Agreement. GES has considered the suitability of the GES Closing Shares, GES Warrant and underlying GES Warrant Shares as an investment in light of its own circumstances and financial condition.

(b) GES is an “accredited investor” within the meaning of Securities and Exchange Commission Rule 501 of Regulation D, as presently in effect (“Reg D”), under the Securities Act of 1933, as amended (the “Securities Act”). GES agrees to furnish any additional information requested by the Company or any of its representatives or Affiliates to assure compliance with applicable U.S. federal and state securities Laws in connection with the purchase and sale of the GES Closing Shares, GES Warrant and underlying GES Warrant Shares.

(c) The GES Warrant, GES Closing Shares, and the GES Warrant Shares to be acquired by GES under this Agreement or upon the exercise of the GES Warrant will be acquired for investment for GES’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof. GES has no present intention of selling, granting any participation in, or otherwise transferring or distributing the GES Closing Shares, GES Warrant and underlying GES Warrant Shares. GES does not presently have any contract, undertaking, agreement or arrangement with any Person to sell, transfer or grant participation to such Person or to any third Person, with respect to any of the GES Closing Shares, GES Warrant and underlying GES Warrant Shares.

(d) GES understands that no public market now exists for any of the securities issued by the Company, and that no public market may ever exist for the GES Closing Shares, GES Warrant and underlying GES Warrant Shares.

(e) GES confirms that it is not relying on any communication (written or oral) of the Company or any of its representatives or Affiliates, as investment advice or as a recommendation to purchase or acquire the GES Closing Shares, GES Warrant, or, upon exercise of the GES Warrant, the underlying GES Warrant Shares. It is understood that information and explanations related to the terms and conditions of the GES Closing Shares, GES Warrant and underlying GES Warrant Shares provided by the Company or any of its representatives or Affiliates shall not be considered investment advice or a recommendation to purchase or acquire the GES Closing Shares, GES Warrant or, upon exercise of the GES Warrant, the underlying GES Warrant Shares, and that neither the Company nor any of its representatives or Affiliates is acting or has acted as an advisor to GES in deciding to invest in the GES Closing Shares, GES Warrant or, upon exercise of the GES Warrant, the underlying GES Warrant Shares. GES acknowledges that neither the Company nor any of its representatives or Affiliates has made any representation regarding the proper characterization of the GES Closing Shares, GES Warrant and underlying GES Warrant Shares for purposes of determining GES’s authority to invest in the GES Closing Shares, GES Warrant and underlying GES Warrant Shares.

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(f) GES understands that the GES Closing Shares, GES Warrant and underlying GES Warrant Shares have not been registered under the Securities Act or under any state securities Laws or blue sky Laws by reason of specific exemptions under the provisions thereof which depend in part upon the investment intent of GES and of the other representations made by GES in this Agreement. GES understands that the Company is relying upon the representations and agreements contained in this Agreement (and any supplemental information) for the purpose of determining whether this transaction meets the requirements for such exemptions. GES further understands that as such the GES Closing Shares, GES Warrant and underlying GES Warrant Shares are characterized as “restricted securities” under the Securities Act and that under the Securities Act and applicable regulations, such GES Closing Shares, GES Warrant and underlying GES Warrant Shares may be resold without registration under the Securities Act only in certain limited circumstances as provided by applicable Law. In this connection, GES represents that it is familiar with Rule 144 promulgated under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act. Consequently, GES understands that GES must bear the economic risks of the investment in the GES Closing Shares, GES Warrant and, upon exercise of the GES Warrant, the underlying GES Warrant Shares for an indefinite period of time. GES understands that no federal or state agency or other Governmental Authority has passed upon the merits or risks of an investment in the GES Closing Shares, GES Warrant and underlying GES Warrant Shares or made any finding or determination concerning the fairness or advisability of an investment in the GES Closing Shares, GES Warrant and underlying GES Warrant Shares.

(g) GES agrees: (A) that it will not sell, assign, pledge, give, transfer or otherwise dispose of the GES Closing Shares, GES Warrant and underlying GES Warrant Shares or any interest therein, or make any offer or attempt to do any of the foregoing, except pursuant to a registration of the GES Closing Shares, GES Warrant and underlying GES Warrant Shares under the Securities Act and all applicable state securities Laws, or in a transaction which is exempt from the registration provisions of the Securities Act and all applicable state securities Laws; (B) that any certificates, book entry notations or document representing the GES Closing Shares, GES Warrant and underlying GES Warrant Shares may bear a legend making reference to the foregoing restrictions; and (C) that the Company and its Affiliates shall not be required to give effect to any purported transfer of such GES Closing Shares, GES Warrant and underlying GES Warrant Shares except upon compliance with the foregoing restrictions.

(h) GES acknowledges that neither the Company nor any other Person offered to sell the GES Closing Shares, GES Warrant and underlying GES Warrant Shares to it by means of any form of general solicitation or advertising, including but not limited to: (A) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or (B) any seminar or meeting whose attendees were invited by any general solicitation or general advertising.

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(i) GES confirms that the Company has not (A) given any guarantee or representation as to the potential success, return, effect or benefit (either legal, regulatory, Tax, financial, accounting or otherwise) of an investment in the GES Closing Shares, GES Warrant and, upon exercise of the GES Warrant, the underlying GES Warrant Shares or (B) made any representation to GES regarding the legality of an investment in the GES Closing Shares, GES Warrant and, upon exercise of the GES Warrant, the underlying GES Warrant Shares under applicable legal investment or similar Laws. In deciding to purchase the GES Closing Shares, GES Warrant and, upon exercise of the GES Warrant, the underlying GES Warrant Shares, GES is not relying on the advice or recommendations of the Company and GES has made its own independent decision that the investment in the GES Closing Shares, GES Warrant and, upon exercise of the GES Warrant, the underlying GES Warrant Shares is suitable and appropriate for GES.

(j) GES will comply with all applicable Laws in effect in any jurisdiction in which GES purchases, acquires or sells GES Closing Shares, the GES Warrant and underlying GES Warrant Shares and obtain any consent, approval or permission required for such purchases, acquisitions or sales under the Laws of any jurisdiction to which GES is subject or in which GES makes such purchases, acquisitions or sales, and the Company shall have no responsibility therefor.

(k) There is no suit, action or legal, administrative or arbitration proceeding (including any citations, complaints, consent orders, compliance schedules or other similar enforcement orders), claim or action or any governmental investigation pending against GES or, to the Knowledge of GES, threatened against GES that questions or challenges GES’s participation, or right to participate in, the transactions contemplated by this Agreement.”

2.16 Amendment to Section 4.22. The last sentence of Section 4.22 of the Contribution Agreement is hereby amended and restated in its entirety as follows:

“As used in this Agreement, “Affiliate” means (i) with respect to GES, SWOP or WSS, the GES Parent and its subsidiaries, including SWOP, GES and WSS, as applicable, any direct or indirect equity owner of any such entities, any affiliate or family member of any such equity owner, or any officer, director, manager or employee of any such equity owners, and any employees, officers, managers or directors of such entities (other than managers or directors representing direct or indirect investors in such entities) and (ii) with respect to RAC, any direct or indirect equity owner of RAC, any affiliate or family member of any such equity owner, or any officer, director, manager or employee of any such equity owners, and any employees, officers, managers or directors of RAC (other than managers or directors representing direct or indirect investors in RAC).”

2.17 Amendment and Restatement of Section 5.9(f). Section 5.9(f) of the Contribution Agreement is hereby amended and restated in its entirety as follows:

“(f) RAC understands that the RAC Shares have not been registered under the Securities Act or under any state securities Laws or blue sky Laws by reason of specific exemptions under the provisions thereof which depend in part upon the investment intent

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of RAC and of the other representations made by RAC in this Agreement. RAC understands that the Company is relying upon the representations and agreements contained in this Agreement (and any supplemental information) for the purpose of determining whether this transaction meets the requirements for such exemptions. RAC further understands that as such the RAC Shares are characterized as “restricted securities” under the Securities Act and that under the Securities Act and applicable regulations, such Shares may be resold without registration under the Securities Act only in certain limited circumstances as provided by applicable Law. In this connection, RAC represents that it is familiar with Rule 144 promulgated under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act. Consequently, RAC understands that RAC must bear the economic risks of the investment in the RAC Shares for an indefinite period of time. RAC understands that no federal or state agency or other Governmental Authority has passed upon the merits or risks of an investment in the RAC Shares or made any finding or determination concerning the fairness or advisability of an investment in the RAC Shares.”

2.18 Amendment and Restatement of Sections 5.9(i) and 5.9(j). Sections 5.9(i) and 5.9(j) are hereby amended and restated in their entirety as follows:

“(i) RAC confirms that the Company has not (A) given any guarantee or representation as to the potential success, return, effect or benefit (either legal, regulatory, Tax, financial, accounting or otherwise) of an investment in the RAC Shares or (B) made any representation to RAC regarding the legality of an investment in the RAC Shares under applicable legal investment or similar Laws. In deciding to purchase the RAC Shares, RAC is not relying on the advice or recommendations of the Company and RAC has made its own independent decision that the investment in the RAC Shares is suitable and appropriate for RAC.

(j) RAC will comply with all applicable Laws in effect in any jurisdiction in which RAC purchases, acquires or sells RAC Shares and obtain any consent, approval or permission required for such purchases, acquisitions or sales under the Laws of any jurisdiction to which RAC is subject or in which RAC makes such purchases, acquisitions or sales, and the Company shall have no responsibility therefor.”

2.19 Amendment and Restatement of Section 6.2(b). Section 6.2(b) of the Contribution Agreement is hereby amended and restated in its entirety as follows:

“(b) Except as contemplated by this Agreement, the GES Warrant or the Rule 144A Offering, or as set forth in Section 6.2(b) of the Company Disclosure Schedules, there is not outstanding any option, warrant, right (contingent or other, including conversion, exchange, participation, right of first refusal, co-sale or preemptive rights) or agreement for the purchase or acquisition from the Company of any of its equity interests or any options, warrants or rights convertible into or exchangeable for any such equity interests, other than any such option, warrant, right or agreement held by or for the benefit of the Company. Except as contemplated by this Agreement, the GES Warrant or the Rule 144A Offering, or as set forth in Section 6.2(b) of the Company Disclosure

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Schedules, there is no written agreement by the Company to issue equity interests, subscriptions, warrants, options, convertible or exchangeable securities or other such rights or to distribute to holders of its equity securities any evidence of indebtedness or asset. Except as contemplated by this Agreement, the GES Warrant and the Rule 144A Offering, or as set forth in Section 6.2(b) of the Company Disclosure Schedules: (i) the Company is not a party or subject to any written agreement, and, to the Knowledge of the Company, there is no written agreement between or among any holders of the Company’s equity interests, relating to the acquisition or disposition of any security of the Company, including any preemptive rights, rights of first offer or rights of first refusal, or to voting or giving written consents with respect to any security of the Company, including any voting trust agreement; (ii) the Company does not have any written agreement (contingent or otherwise) to purchase, redeem or otherwise acquire any of its equity interests or other securities or any interest therein or to pay any dividend or make any other accrual or distribution in respect thereof; and (iii) no Person is entitled to any preemptive or similar right with respect to the issuance of any equity interests or other securities of the Company.”

2.20 Amendment and Restatement of Section 6.4. Section 6.4 of the Contribution Agreement is hereby amended and restated in its entirety as follows:

“6.4 Valid Issuance of Shares. The Shares that are being issued to the Contributors hereunder, when issued, sold and delivered in accordance with the terms of this Agreement (including pursuant to the terms of the GES Warrant, as applicable) for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable, and will be free and clear of all Liens and restrictions imposed by or through the Company other than restrictions as set forth in this Agreement (including pursuant to the terms of the GES Warrant, as applicable) and under applicable state and federal securities laws. Except as set forth in Section 6.4 of the Company Disclosure Schedules, no stock transfer Taxes are due as a result of the issuance and purchase of the Shares.”

2.21 Amendment and Restatement of Section 6.8. Section 6.8 of the Contribution Agreement is hereby amended and restated in its entirety as follows:

“6.8 Transactions with Affiliates. Except as set forth in Section 6.8 of the Company Disclosure Schedules and except for the transactions contemplated by this Agreement (including the transactions contemplated by each of the ancillary agreements and other documents to be delivered by the parties in connection with the Closing), the Company is not a party to or subject to any agreements, contracts or obligations with any Affiliate of the Company, any direct or indirect equity owner of the Company, any Affiliate or family member of any such equity owner, or any officer, director, manager or employee of the Company. To the Knowledge of the Company, none of such Persons has any ownership interest, directly or indirectly, in any firm, corporation or other entity that competes materially and directly with the Company. As used in this Agreement, “Affiliate” means with respect to the Company, the subsidiaries of the Company, any direct or indirect equity owner of the Company, any Affiliate or family member of any such equity owner,

13

or any officer, director, manager or employee of any such equity owners, and any employees, officers, managers or directors of such entities (other than managers or directors representing direct or indirect investors in such entities).”

2.22 Amendment and Restatement of Section 6.12(d). Section 6.12(d) of the Contribution Agreement is hereby amended and restated in its entirety as follows:

“(d) Other than with respect to the GES Warrant, the issuance of the GES Closing Shares, the RAC Shares, and the common stock pursuant to the Rule 144A Offering (and related employee stock option grants or other similar grants of equity securities to employees), there is no binding obligation on the Company to issue any stock in the Company.”

2.23 Amendment and Restatement of Section 7.2(a). The last sentence of Section 7.2(a) of the Contribution Agreement is hereby amended and restated in its entirety as follows:

“Except for Damages arising from third-party claims for Damages payable in cash, which shall be payable by GES solely in cash, GES shall have the option, in its sole discretion, to satisfy any indemnification obligation under this Section 7.2 by payment in cash or by the forfeiture of the number of GES Closing Shares or GES Warrant Shares that have been issued to GES equal to (y) the amount of the indemnification obligation owed by GES, divided by (z) the Per Share Fair Market Value of such GES Closing Shares or GES Warrant Shares that have been issued to GES at the time such indemnification obligation is owed to the Company.”

2.24 Amendment and Restatement of Section 10.1. Section 10.1 of the Contribution Agreement is hereby amended and restated in its entirety as follows:

“10.1 Rule 144A Offering. The transactions contemplated by the Rule 144A Offering, with at least $100,000,000 in capital raised through such Rule 144A Offering or other contemporaneous offerings made by the Company to 4D Global Energy Investments plc or Byron Dunn, shall close simultaneously with the transactions contemplated by this Agreement.”

2.25 Amendment and Restatement of Section 11.1. Section 11.1 of the Contribution Agreement is hereby amended and restated in its entirety as follows:

“11.1 Rule 144A Offering. The transactions contemplated by the Rule 144A Offering, with at least $100,000,000 in capital raised through such Rule 144A Offering or other contemporaneous offerings made by the Company to 4D Global Energy Investments plc or Byron Dunn, shall close simultaneously with the transactions contemplated by this Agreement.”

2.26 Incorporation of Terms of Lease Agreement as Exhibit E-1. The Terms of the Lease Agreement attached hereto as Attachment I are hereby incorporated into the Contribution Agreement as Exhibit E-1 for all purposes.

14

2.27 Incorporation of Drilling Contract as Exhibit J-1. That certain Drilling Bid Proposal and Daywork Drilling Contract by and between RAC and Eagle Rock Energy Partners, LP and attached hereto as Attachment II is hereby incorporated into the Contribution Agreement as Exhibit J-1 for all purposes.

2.28 Incorporation of GES Warrant as Exhibit K. The GES Warrant attached hereto as Attachment III is hereby incorporated into the Contribution Agreement as Exhibit K for all purposes.

2.29 Replacement of Exhibit D. Exhibit D to the Contribution Agreement is hereby replaced in its entirety by the form of Deed included as Exhibit D to this Amendment.

2.30 Replacement of Exhibit E. Exhibit E to the Contribution Agreement is hereby replaced in its entirety by the form of Transition Services Agreement included as Exhibit E to this Amendment.

2.31 Replacement of Exhibit F. Exhibit F to the Contribution Agreement is hereby replaced in its entirety by the form of Registration Rights Agreement included as Exhibit F to this Amendment.

2.32 Replacement of Sections of the GES Disclosure Schedules. Sections 2.1(e), 4.12(a), 4.19 and 9.5(c) of the GES Disclosure Schedules are hereby replaced in their entirety by Schedules 2.l(e), 4.12(a), 4.19 and 9.5(c) to this Amendment.

2.33 Replacement of Sections of the Company’s Disclosure Schedules. Sections 6.2(a), 6.2(b) and 6.8 of the Company’s Disclosure Schedule are hereby replaced in their entirety by Schedules 6.2(a), 6.2(b) and 6.8 to this Amendment.

15

3.	GENERAL PROVISIONS.

3.1 Interpretation. Unless the context of this Amendment otherwise requires, (a) words of any gender shall be deemed to include each other gender, (b) words using the singular or plural number shall also include the plural or singular number, respectively, (c) references to “hereof”, “herein”, “hereby” and similar terms shall refer to this entire Amendment, (d) all references in this Amendment to Sections, Annexes and Exhibits shall mean and refer to Sections, Annexes and Exhibits of this Amendment or the Contribution Agreement, as applicable, (e) all references to statutes and related regulations shall include all amendments of the same and any successor or replacement statutes and regulations and (f) references to any Person or Exchange Act Person shall be deemed to mean and include the successors and permitted assigns of such Person or Exchange Act Person (or, in the case of a Governmental Authority, Persons succeeding to the relevant functions of such Person).

3.2 Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one and the same instrument. Facsimiles or other electronic copies of signatures will be deemed to be originals.

3.3 Assignment, Successors and Assigns. The respective rights and obligations of the parties hereto shall not be assignable without the prior written consent of the other parties hereto. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their successors and permitted assigns.

3.4 Severability. If any provision hereof shall be held invalid or unenforceable by any court of competent jurisdiction or as a result of future legislative action, such holding or action shall be strictly construed and shall not affect the validity or effect of any other provision hereof.

3.5 Headings. The captions of the various Sections of this Amendment have been inserted only for convenience of reference and shall not be deemed to modify, explain, enlarge or restrict any of the provisions of this Amendment or the Contribution Agreement.

3.6 GOVERNING LAW. THE VALIDITY, INTERPRETATION AND EFFECT OF THIS AMENDMENT SHALL BE GOVERNED EXCLUSIVELY BY THE LAWS OF THE STATE OF TEXAS, EXCLUDING THE “CONFLICT OF LAWS” RULES THEREOF.

3.7 Future References to the Contribution Agreement. Future references to the Contribution Agreement shall refer to the Contribution Agreement as amended by this Amendment.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

16

IN WITNESS WHEREOF, the parties have executed this Amendment No. 2 to Asset Contribution and Share Subscription Agreement as of the date first written above.

GLOBAL ENERGY SERVICES OPERATING, LLC,
a Delaware limited liability company

By:	/s/ Michael Stansberry
Michael Stansberry, Chief Executive Officer

INDEPENDENCE CONTRACT DRILLING LLC,
a Delaware limited liability company

By:	/s/ Philip Choyce
Philip Choyce, Authorized Signatory

INDEPENDENCE CONTRACT DRILLING, INC.,
a Delaware corporation

By:	/s/ Philip Choyce
Philip Choyce, Authorized Signatory

JOINDER TO AMENDMENT NO. 2 TO ASSET CONTRIBUTION AND

SUBSCRIPTION AGREEMENT

The UNDERSIGNED hereby agrees, effective as of the date set forth below, to become a party to that certain Asset Contribution and Subscription Agreement dated effective November 23, 2011 by and among Global Energy Services Operating, LLC, Independence Contract Drilling LLC and Independence Contract Drilling, Inc. as amended by Amendment No. 1 thereto dated December 15, 2011 and Amendment No. 2 thereto dated March 1, 2012, as amended, the “Contribution Agreement”), for the limited purpose of acknowledging the covenants set forth in Section 9.9 of the Contribution Agreement, and agreeing to cause its affiliates to be bound by and comply with them.

Dated Effective: March 1, 2012	SWOP ACQUISITION, LLC,
a Texas limited liability company
d/b/a GES Well Servicing Systems

	By:	/s/ Michael Stansberry
Michael Stansberry, Chief Executive Officer

JOINDER TO AMENDMENT NO. 2 TO ASSET CONTRIBUTION AND

SUBSCRIPTION AGREEMENT

The UNDERSIGNED hereby agrees, effective as of the date set forth below, to become a party to that certain Asset Contribution and Subscription Agreement dated effective November 23, 2011 by and among Global Energy Services Operating, LLC, Independence Contract Drilling LLC and Independence Contract Drilling, Inc., as amended by Amendment No. 1 thereto dated December 15, 2011 and Amendment No. 2 thereto dated March 1, 2012, (as amended, the “Contribution Agreement”), for the limited purpose of acknowledging the covenants set forth in Section 9.9 of the Contribution Agreement, and agreeing to cause its affiliates to be bound by and comply with them.

Dated Effective: March 1, 2012	SOUTHWEST OILFIELD PRODUCTS INC.,
a Delaware corporation

	By:	/s/ Michael Stansberry
Michael Stansberry, Chief Executive Officer

Attachment I

EXHIBIT E-1

Terms of Lease Agreement

Tenant:	Global Energy Services Operating, LLC (“GES”)

Landlord:	Independence Contract Drilling, Inc. (“ICD”)

Premises:	Buildings 1 and 5, 11616 N. Galayda Street, Houston, Texas 77086

Lease Term:	Twelve (12) months, with nine (9) automatic 12-month renewal periods; provided, however, that either party may terminate the lease by providing written notice to the other party within one hundred twenty (120) days prior to the expiration of any 12-month period.

Permitted Use:	Tenant shall use and occupy the Premises solely for (i) the design and manufacture of mud pump components and expendables, including, without limitation, fluid end modules and components, pistons, liners and swivel expendables, and (ii) the design and manufacture of well-servicing units, including, without limitation, frac units, nitrogen pumping, wireline and coiled tubing systems and any other uses incidental thereto, in each case in the same manner as was conducted on the Premises immediately prior to the effective date of the Lease by Tenant, and for no other use.

Rental Rate:

$15,682.00, being the representative lease value determined by NAI Houston (“Base Rent”).

The Base Rent will increase at the end of every third year, to be effective for the following three years (i.e., years 4-6, then years 7-9, then year 10), in an amount equal to CPI.

Condition of Premises:	Tenant is fully familiar with the condition of the Premises and Tenant accepts the Premises on an “AS-IS, WHERE-IS” basis with all faults. Tenant enters into the Lease without any representations or warranties on the part of Landlord, express or implied, as to the condition of the Premises.

Utilities:	In addition to the Base Rent, GES will reimburse ICD for the utilities expenses allocated to the Premises.

Insurance:	In addition to the Base Rent, GES will reimburse ICD for the property insurance premiums allocated to the Premises.

Property Taxes:	In addition to the Base Rent, GES will reimburse ICD for the property taxes allocated to the Premises.

Attachment I

Maintenance and Repairs:	Tenant shall, at Tenant’s sole expense, maintain, keep in good condition, repair and make replacements, structural and non-structural, to the exterior of the buildings on the Premises (including, but not limited to, the roof, roof system, windows and doors) and interior of the buildings on the Premises (including, but not limited to, the plumbing system, the sprinkler system, if any, the heating system, the air conditioning system, if any, the electric system and any other system of the building on the Premises), and at the expiration or other sooner termination of the Lease term, deliver them up in good order and condition and broom clean.

Assignment/Subletting:	Tenant shall not voluntarily or by operation of law assign, sublet, mortgage or otherwise transfer or encumber all or any part of Tenant’s interest in this Lease or in the Premises. Any attempted assignment, subletting, mortgage, transfer or encumbrance shall be void as against Landlord, and shall constitute an event of default by Tenant under the Lease. Any sale of ownership rights in Tenant shall be deemed an assignment in violation of the Lease.

Attachment II

EXHIBIT J-1

Eagle Rock Energy Partners, LP Drilling Contract

NOTE: This form contract is a suggested guide only and use of this form or any variation thereof shall be at the sole discretion and risk of the user parties. Users of the form contract or any portion or variation thereof are encouraged to seek the advice of counsel to ensure that their contract reflects the complete agreement of the parties and applicable law. The International Association of Drilling Contractors disclaims any liability whatsoever for loss or damages which may result from use of the form contract or portions or variations thereof. Computer generated form, reproduced under license from IADC.

Revised April, 2003

INTERNATIONAL ASSOCIATION OF DRILLING CONTRACTORS

DRILLING BID PROPOSAL AND DAYWORK DRILLING CONTRACT - U.S.

TO: ______________________________

____

Please submit bid on this drilling contract form for performing the work outlined below, upon the terms and for the consideration set forth, with the understanding that if the bid is accepted by ______________________________ this instrument will constitute a Contract between us. Your bid should be mailed or delivered not later than ________ P.M. on ______________, 20____, to the following address: ______________________________

THIS CONTRACT CONTAINS PROVISIONS RELATING TO INDEMNITY, RELEASE OF LIABILITY, AND ALLOCATION OF RISK – SEE PARAGRAPHS 4.9, 6.3(c), 10, 12, AND 14

This Contract is made and entered into on the date hereinafter set forth by and between the parties herein designated as "Operator" and "Contractor."

OPERATOR: Eagle Rock Energy Partners, LP
Address: 1415 Louisiana, Suite 2700
Houston, TX 77002

CONTRACTOR: Independence Contract Drilling LLC
Address: 11616 N. Galayda
Houston, TX 77086

IN CONSIDERATION of the mutual promises, conditions and agreements herein contained and the specifications and special provisions set forth in Exhibit "A" and Exhibit "B" attached hereto and made a part hereof (the "Contract"), Operator engages Contractor as an independent contractor to drill the hereinafter designated well or wells in search of oil or gas on a Daywork Basis.

For purposes hereof, the term "Daywork" or "Daywork Basis" means Contractor shall furnish equipment, labor, and perform services as herein provided, for a specified sum per day under the direction, supervision and control of Operator (inclusive of any employee, agent, consultant or subcontractor engaged by Operator to direct drilling operations). *When operating on a Daywork Basis, Contractor shall be fully paid at the applicable rates of payment and assumes only the obligations and liabilities stated herein. Except for such obligations and liabilities specifically assumed by Contractor, Operator shall be solely responsible and assumes liability for all consequences of operations by both parties while on a Daywork Basis, including results and all other risks or liabilities incurred in or incident to such operations.*

1. LOCATION OF WELL:

Well Name and Number: To be determined by Operator

Parish/County: Scott State: Arkansas Field Name: ______________

Well location and land description: To be determined by Operator

1.1 Additional Well Locations or Areas: To be determined by Operator

Locations described above are for well and Contract identification only and Contractor assumes no liability whatsoever for a proper survey or location stake on Operator's lease.

2. COMMENCEMENT DATE:

Contractor agrees to use reasonable efforts to commence operations for the drilling of the well by the 31st day of May, 20 12, or as soon as Rig #2 is available. See Exhibit "A" Section 7.12 Other Provisions

3. DEPTH:

3.1 Well Depth: The well(s) shall be drilled to a depth of approximately 12,000 feet, - ______________, but the Contractor shall not be required hereunder to drill said well(s) below a maximum depth of 15,000 feet, unless Contractor and Operator mutually agree to drill to a greater depth.

4. DAYWORK RATES:

Contractor shall be paid at the following rates for the work performed hereunder.

4.1 Mobilization: Operator shall pay Contractor a mobilization fee of $ Actual Cost (See 27.2) or a mobilization day rate of $ ________ per day. This sum shall be due and payable in full at the time the rig is rigged up or positioned at the well site ready to spud. Mobilization shall include:
All move in and rig up of all drilling rig equipment
Actual Cost is defined as the actual costs of the trucks, cranes, fork lifts, permits and string up services

4.2 Demobilization: Operator shall pay Contractor a demobilization fee of $ N/A or a demobilization day rate during tear down of $ ____________ per day, provided however that no demobilization fee shall be payable if the Contract is terminated due to the total loss or destruction of the rig. Demobilization shall include: ______________________________

4.3 Moving Rate: During the time the rig is in transit to or from a drill site, or between drill sites, commencing on ______________, Operator shall pay Contractor a sum of $ 85% of dayrate per twenty-four (24) hour day.

4.4 Operating Day Rate: For work performed per twenty-four (24) hour day with Five (5) man crew the operating day rate shall be:

Depth Intervals From	To	Without Drill Pipe		With Drill Pipe	
0'	Rig Release	$ 23,000.00	per day	$ 23,000.00	per day
		$	per day	$	per day
		$	per day	$	per day

Using Operator's drill pipe $ 23,000.00 per day.

The rate will begin when the drilling unit is rigged up at the drilling location, or positioned over the location during marine work, and ready to commence operations, and will cease when the rig is ready to be moved off the location.

(U.S. Daywork Contract - Page 1)
Copyright © 2003 International Association of Drilling Contractors

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(214) 340 9429 - FormsOnADisk.com

Revised April, 2003

If under the above column "With Drill Pipe" no rates are specified, the rate per twenty-four hour day when drill pipe is in use shall be the applicable rate specified in the column "Without Drill Pipe" plus compensation for any drill pipe actually used at the rates specified below, computed on the basis of the maximum drill pipe in use at any time during each twenty-four hour day.

DRILL PIPE RATE PER 24-HOUR DAY

Straight Hole	Size	Grade	Directional or Uncontrollable Deviated Hole	Size	Grade
$ N/A per ft.			$ N/A per ft.		
$ N/A per ft.			$ N/A per ft.		
$ N/A per ft.			$ N/A per ft.		

Directional or uncontrolled deviated hole will be deemed to exist when deviation exceeds ______________ degrees or whne the change of angle exceeds ______________ degrees per one hundred feet.

Drill pipe shall be considered in use not only when in actual use but also while it is being picked up or laid down. When drill pipe is standing in the derrick, it shall not be considered in use, provided, however, that if Contractor furnishes special strings of drill pipe, drill collars, and handling tools as provided for in Exhibit "A", the same shall be considered in use at all times when on location or until released by Operator. In no event shall fractions of an hour be considered in computing the amount of time drill pipe is in use but such time shall be computed to the nearest hour, with thirty minutes or more being considered a full hour and less than thirty minutes not to be counted.

4.5 Repair Time: In the event it is necessary to shut down Contractor's rig for repairs, excluding routine rig servicing, Contractor shall be allowed compensation at the applicable rate for such shut down time up to a maximum of ____four (4)____ hours for any one rig repair job, but not to exceed twenty-four (24) hours of such compensation for any calendar month. Thereafter, Contractor shall be compensated at a rate of $__Zero (0)__________ per twenty-four (24) hour day. Routine rig servicing shall include, but not be limited to, cutting and slipping drilling line, changing pump or swivel expendables, testing BOP equipment, lubricating rig, and normal rig maintenance. When two (2) mud pumps are required to be used simultaneously, the time spent changing expendable pump parts shall not be considered downtime. See 27.3

4.6 Standby Time Rate: $____23,000.00______ per twenty-four(24) day. Standby time shall be defined to include time when the rig is shut down although in readiness to begin or resume operations but Contractor is waiting on orders of Operator or on materials, services or other items to be furnished by Operator.

4.7 Drilling Fluid Rates: When drilling fluids of a type and characteristic that increases Contractor's cost of performance hereunder, including, but not limited to, oil-based mud, while under H2S monitoring, or potassium chloride, are in use, Operator shall pay Contractor in addition to the operating rate specified above:

(a) $____20________ per man per day for Contractor's rig-site personnel (applicable while under H2S monitoring).
(b) $____250_______ per day additional operating rate while using oil based mud (not applicable while under H2S monitoring); and
(c) Cost of all labor, material and services plus ______actual______ hours operating rate to clean rig and related equipment (not applicable while under H2S monitoring).

4.8 Force Majeure Rate: $__23,000.00____________ per twenty-four (24) hour day for any continuous period that normal operations are suspended or cannot be carried on due to conditions of Force Majeure as defined in Paragraph 17 hereof. It is, however, understood that subject to Subparagraph 6.3 below, Operator can release the rig in accordance with Operator's right to direct stoppage of the work, effective when conditions will permit the rig to be moved from the location.

4.9 Reimbursable Costs: Operator shall reimburse Contractor for the costs of material, equipment, work or services which are to be furnished by Operator as provided for herein but which for convenience are actually furnished by Contractor at Operator's request, plus ______0_______ percent for such cost of handling. *When, at Operator's request and with Contractor's agreement, the Contractor furnishes or subcontracts for certain items or services which Operator is required herein to provide, for purposes of the indemnity and release provisions of this Contract, said items or services shall be deemed to be Contractor furnished items or services. Any subcontractors so hired shall be deemed to be Contractor's subcontractor, and Operator shall be relieved of any liabilities in connection therewith.*

4.10 Revision in Rates: The rates and/or payments herein set forth due to Contractor from Operator shall be revised to reflect the change in costs if the costs of any of the items hereinafter listed shall very by more than ______Five (5)____ percent from the costs thereof on the date of this Contract or by the same percent after the date of any revision pursuant to this Subparagraph:

(a) Labor costs, including all benefits, of Contractor's personnel;
(b) Contractor's cost of insurance premiums;
(c) Contractor's cost of fuel, including all taxes and fees, the cost per gallon/MCF being $____N/A______;
(d) Contractor's cost of catering, when applicable;
(e) If Operator requires Contractor to increase or decrease the number of Contractor's personnel;
(f) Contractor's cost of spare parts and supplies with the understanding that such spare parts and supplies constitute ________0________ percent of the operating rate and that the parties shall use the U.S. Bureau of Labor Statistics Oil Field and Gas Field Drilling Machinery Producer Price Index (Series ID WPU119102) to determine to what extent a price variance has occurred in said spare parts and supplies;
(g) If there is any change in legislation or regulations in the area in which Contractor is working or other unforeseen, unusual event that alters Contractor's financial burden.

5. TIME OF PAYMENT

Payment is due by Operator to Contractor as follows:

5.1 Payment for mobilization, drilling and other work performed at applicable rates, and all other applicable charges shall be due, upon presentation of invoice therefor, upon completion of mobilization, demobilization, rig release or at the end of the month in which such work was performed or other charges are incurred, whichever shall first occur. All invoices may be mailed to Operator at the address hereinabove shown, unless Operator does hereby designate that such invoices shall be mailed as follows: ______1415 Louisiana Street, Suite 2700, Houston, TX 77002____.

5.2 Disputed Invoices and Late Payment: Operator shall pay all invoices within _____30_______ days after receipt except that if Operator disputes an invoice or any part thereof, Operator shall, within thirty days after receipt of the invoice, notify Contractor of the item disputed, specifying the reason therefor, and payment of the disputed item may be withheld until settlement of the dispute, but timely payment shall be made of any undisputed portion. Payment of an invoice, however, shall not constitute waiver of any rights of Operator, including the right to question the correctness of any invoice at a later time and seek reimbursement. In addition, Operator may pay a disputed amount without waiver of any of its rights, including the right to seek reimbursement at a later time. Any sums (including amounts ultimately paid with respect to a disputed invoice) not paid within the above specified days shall bear interest at the rate of ________One (1)____ percent or the maximum legal rate, whichever is less, per month from the due date until paid. If Operator does not pay undisputed items within the above stated time, Contractor may suspend operations or terminate this Contract as specified under Subparagraph 6.3.

6. TERM:

6.1 Duration of Contract: This Contract shall remain in full force and effect until drilling operations are completed on the well or wells specified in Paragraph 1 above, or for a term of ________6 months___, commencing on the date specified in Paragraph 2 above.

6.2 Extension of Term: Operator may extend the term of this Contract for ______5______ well(s) or for a period of __6 months__________________ by giving notice to Contractor at least ____45_____ days prior to completion of the well then being drilled or by ___September 1, 2012________________

(U.S. Daywork Contract - Page 2)
Copyright © 2003 International Association of Drilling Contractors
Form provided by Forms On-A-Disk
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Revised April, 2003

6.3 Early Termination:

(a) By Either Party: Upon giving of written notice, either party may terminate this Contract when total loss or destruction of the rig, or a major breakdown with indefinite repair time necessitate stopping operations hereunder.

(b) By Operator: Notwithstanding the provisions of Paragraph 3 with respect to the depth to be drilled, Operator shall have the right to direct the stoppage of the work to be performed by Contractor hereunder at any time prior to reaching the specified depth, and even though Contractor has made no default hereunder. In such event, Operator shall reimburse Contractor as set forth in Subparagraph 6.4 hereof.

(c) By Contractor: Notwithstanding the provisions of Paragraph 3 with respect to the depth to be drilled, in the event Operator shall become insolvent, or be adjudicated a bankrupt, or file, by way of petition or answer, a debtor's petition or other pleading seeking adjustment of Operator's debts, under any bankruptcy or debtor's relief laws now or hereafter prevailing, or if any such be filed against Operator, or in case a receiver be appointed of Operator or Operator's property, or any part thereof, or Operator's affairs be placed in the hands of a Creditor's Committee, or, following three business days prior written notice to Operator if Operator does not pay Contractor within the time specified in Subparagraph 5.2 all undisputed items due and owing, Contractor may, at its option, (1) elect to terminate further performance of any work under this Contract and Contractor's right to compensation shall be as set forth in Subparagraph 6.4 hereof, or (2) suspend operations until payment is made by Operator in which event the standby time rate contained in Subparagraph 4.6 shall apply until payment is made by Operator and operations are resumed. ***In addition to Contractor's rights to suspend operations or terminate performance under this Paragraph, Operator hereby expressly agrees to protect, defend and indemnify Contractor from and against any claims, demands and causes of action, including all costs of defense, in favor of Operator, Operator's co-venturers, co-lessees and joint owners, or any other parties arising out of any drilling commitments or obligations contained in any lease, farmout agreement or other agreement, which may be affected by such suspension of operations or termination of performance hereunder.***

6.4 Early Termination Compensation:

(a) Prior to Commencement: In the event Operator terminates this Contract prior to commencement of operations hereunder, Operator shall pay Contractor as liquidated damages and not as a penalty a sum equal to the standby time rate (Subparagraph 4.6) for a period of ___90___ days or a lump sum of $ _$2,070,000.00_.

(b) Prior to Spudding: If such termination occurs after commencement of operations but prior to the spudding of the well, Operator shall pay to Contractor as liquidated damages and not as a penalty the lump sum calculated by taking the number of calendar days remaining on the contract term (the difference in calendar days between date of termination and 6 months from the date specified in Paragraph 2) multiplied by $13,500.00

(c) Subsequ remaining on the contract term (the difference between the date of termination and 6 months from the date specified in Paragraph number 2) multiplied by $13,500.00

7. CASING PROGRAM

Operator shall have the right to designate the points at which casing will be set and the manner of setting, cementing and testing. Operator may modify the casing program, however, any such modification which materially increases Contractor's hazards or costs can only be made by mutual consent of Operator and Contractor and upon agreement as to the additional compensation to be paid Contractor as a result thereof.

8. DRILLING METHODS AND PRACTICES:

8.1 Contractor shall maintain well control equipment in good condition at all times and shall use all reasonable means to prevent and control fires and blowouts and to protect the hole.

8.2 Subject to the terms hereof, and at Operator's cost, at all times during the drilling of the well, Operator shall have the right to control the mud program, and the drilling fluid must be of a type and have characteristics and be maintained by Contractor in accordance with the specifications shown in Exhibit "A".

8.3 Each party hereto agrees to comply with all laws, rules, and regulations of any federal, state or local governmental authority which are now or may become applicable to that party's operations covered by or arising out of the performance of this Contract. When required by law, the terms of Exhibit "B" shall apply to this Contract. In the event any provision of this Contract is inconsistent with or contrary to any applicable federal, state or local law, rule or regulation, said provision shall be deemed to be modified to the extent required to comply with said law, rule or regulation, and as so modified said provision and this Contract shall continue in full force and effect.

8.4 Contractor shall keep and furnish to Operator an accurate record of the work performed and formations drilled on the IADC-API Daily Drilling Report Form or other form acceptable to Operator. A legible copy of said form shall be furnished by Contractor to Operator.

8.5 If requested by Operator, Contractor shall furnish Operator with a copy of delivery tickets covering any material or supplies provided by Operator and received by Contractor.

9. INGRESS, EGRESS, AND LOCATION:

Operator hereby assigns to Contractor all necessary rights of ingress and egress with respect to the tract on which the well is to be located for the performance by Contractor of all work contemplated by this Contract. Should Contractor be denied free access to the location for any reason not reasonably within Contractor's control, any time lost by Contractor as a result of such denial shall be paid for at the standby time rate. Operator agrees at all times to maintain the road and location in such a condition that will allow free access and movement to and from the drilling site in an ordinarily equipped highway type vehicle. If Contractor is required to use bulldozers, tractors, four-wheel drive vehicles, or any other specialized transportation equipment for the movement of necessary personnel, machinery, or equipment over access roads or on the drilling location, Operator shall furnish the same at its expense and without cost to Contractor. The actual cost of repairs to any transportation equipment furnished by Contractor or its personnel damaged as a result of improperly maintained access roads or location will be charged to Operator. Operator shall reimburse Contractor for all amounts reasonably expended by Contractor for repairs and/or reinforcement of roads, bridges and related or similar facilities (public and private) required as a direct result of a rig move pursuant to performance hereunder. Operator shall be responsible for any costs associated with leveling the rig because of location settling.

10. SOUND LOCATION:

Operator shall prepare a sound location adequate in size and capable of properly supporting the drilling rig, and shall be responsible for a casing and cementing program adequate to prevent soil and subsoil wash out. It is recognized that Operator has superior knowledge of the location and access routes to the location, and must advise Contractor of any subsurface conditions, or obstructions (including, but not limited to, mines, caverns, sink holes, streams, pipelines, power lines and communication lines) which Contractor might encounter while en route to the location or during operations hereunder. ***In the event subsurface conditions cause a cratering or shifting of the location surface, or if seabed conditions prove unsatisfactory to properly support the rig during marine operations hereunder, and loss or damage to the rig or its associated equipment results therefrom, Operator shall, without regard to other provisions of this Contract, including Subparagraph 14.1 hereof, reimburse Contractor for all such loss or damage including removal of debris and payment of Force Majeure Rate during repair and/or demobilization if applicable.***

11. EQUIPMENT CAPACITY

(U.S. Daywork Contract - Page 3)
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Operations shall not be attempted under any conditions which exceed the capacity of the equipment specified to be used hereunder or where canal or water depths are in excess of __N/A__ feet. Without prejudice to the provisions of Paragraph 14 hereunder, Contractor shall have the right to make the final decision as to when an operation or attempted operation would exceed the capacity of specified equipment.

12. TERMINATION OF LOCATION LIABILITY:

When Contractor has concluded operations at the well location and removed it's equipment and personnel, Operator shall thereafter be liable for damage to property, personal injury or death of any person which occurs as a result of conditions of the location and Contractor shall be relieved of such liability; provided, however, if Contractor shall subsequently reenter upon the location for any reason, including removal of the rig, any term of the Contract relating to such reentry activity shall become applicable during such period.

13. INSURANCE

During the life of this Contract, Contractor shall at Contractor's expense maintain, with an insurance company or companies authorized to do business in the state where the work is to be performed or through a self-insurance program, insurance coverages of the kind and in the amount set forth in Exhibit "A", insuring the liabilities specifically assumed by Contractor in Paragraph 14 of this Contract. Contractor shall procure from the company or companies writing said insurance a certificate in a form reasonably acceptable to Operator
or certificates / that said insurance is in full force and effect and that the same shall not be canceled or materially changed / without ten (10) days prior written notice to Operator. For liabilities assumed hereunder by Contractor, its insurance shall be endorsed to provide that the underwriters waive their right of subrogation against
See 7.14
Operator./ Operator will, as well, cause its insurer to waive subrogation against Contractor for liability it assumes and shall maintain, at Operator's expense, or shall self insure, insurance coverage as set forth in Exhibit "A" of the same kind and in the same amount as is required of Contractor, insuring the liabilities specifically assumed by Operator in Paragraph 14 of this Contract. Operator shall procure from the company or companies writing said insurance a certificate or certificates that said insurance is in full force and effect and that the same shall not be canceled or materially changed without ten (10) days prior written notice to Contractor. Operator and risk and liabilities
and Contractor shall cause their respective underwriters to name the other additionally insured but only to the extend of the indemnification obligations / assumed herein.

14. RESPONSIBILITY FOR LOSS OR DAMAGE, INDEMNITY, RELEASE OF LIABILITY AND ALLOCATION OF RISK:

(including the Drilling Unit and BOP)
14.1 Contractor's Surface Equipment: Contractor shall assume liability at all times for damage to or destruction of Contractor's surface equipment/ regardless of as otherwise provided
/ when or how such damage or destruction occurs, and Contractor shall release Operator of any liability for any such loss, except / under the provisions of Paragraph 10 or Subparagraph 14.3.

while actually in use
14.2 Contractor's In-Hole Equipment: Operator shall assume liability at all times for damage to or destruction of Contractor's in-hole equipment,/ including, but not limited to, drill pipe, drill collars, and tool joints, and Operator shall reimburse Contractor for the value of any such loss or damage; the value to be determined by agreement between Contractor and Operator as current repair costs or __100%__ percent of current replacement cost of such equipment delivered to the well site.

14.3 Contractor's Equipment - Environmental Loss or Damage: Notwithstanding the provisions of Subparagraph 14.1 above, Operator shall assume liability at all times for damage to or destruction of Contractor's equipment resulting from the presence of H_2S, CO_2 or other corrosive elements that enter the drilling fluids from subsurface formations or the use of corrosive, destructive or abrasive additives in the drilling fluids.

14.4 Operator's Equipment: Operator shall assume liability at all times for damage to or destruction of Operator's or its co-venturers', co-lessees' or joint owners' equipment, including, but not limited to, casing, tubing, well head equipment, and platform if applicable, regardless of when or how such damage or destruction occurs, and Operator shall release Contractor of any liability for any such loss or damage.

14.5 The Hole: In the event the hole should be lost or damaged, Operator shall be solely responsible for such damage to or loss of the hole, including the casing
(to the extent of products/services supplied to Contractor)
therein, Operator shall release Contractor and its suppliers,/ contractors and subcontractors of any tier of any liability for damage to or loss of the hole, and shall protect,
(to the extent of products/services supplied to Contractor)
defend and indemnify Contractor and its suppliers,/ contractors and subcontractors of any tier from and against any and all claims, liability, and expense relating to such damage to or loss of the hole, provided, however, in the event such damage is caused by the gross negligence or willful misconduct of Contractor or its subcontractors, Contractor, as Operator's sole remedy, shall repair the damaged portion or redrill to the depth at which the loss or damaged occurred and be paid at a rate equal to 90% of the Operating Rate.

14.6 Underground Damage: Operator shall release Contractor and its suppliers, contractors and subcontractors of any tier of any liability for, and shall protect, defend and indemnify Contractor and its suppliers, contractors and subcontractors of any tier from and against any and all claims, liability, and expense resulting from operations under this Contract on account of injury to, destruction of, or loss or impairment of any property right in or to oil, gas, or other mineral substance or water, if at the time of the act or omission causing such injury, destruction, loss, or impairment, said substance had not been reduced to physical possession above the surface of the earth, and for any loss or damage to any formation, strata, or reservoir beneath the surface of the earth.

14.7 Inspection of Materials Furnished by Operator: Contractor agrees to visually inspect all materials furnished by Operator before using same and to notify Operator of any apparent defects therein. Contractor shall not be liable for any loss or damage resulting from the use of materials furnished by Operator, and Operator shall release Contractor from , and shall protect, defend and indemnify Contractor from and against, any such liability.

14.8 Contractor's Indemnification of Operator: Contractor shall release Operator of any liability for, and shall protect, defend and indemnify Operator from and against all claims, demands, and causes of action of every kind and character, without limit and without regard to the cause or causes thereof or the negligence of any party or parties, arising in connection herewith in favor of Contractor's employees or Contractor's subcontractors of any tier (inclusive of any agent or consultant engaged by Contractor) or their employees, or Contractor's invitees, on account of bodily injury, death or damage to property. Contractor's indemnity under this Paragraph shall be without regard to and without any right to contribution from any insurance maintained by Operator pursuant to Paragraph 13. If it is judicially determined that the monetary limits of insurance required hereunder or of the indemnities voluntarily assumed under Subparagraph 14.8 (which Contractor and Operator hereby agree will be supported either by available liability insurance, under which the insurer has no right of subrogation against the indemnitees, or voluntarily self-insured, in part or whole) exceed the maximum limits permitted under applicable law, it is agreed that said insurance requirements or indemnities shall automatically be amended to conform to the maximum monetary limits permitted under such law.

14.9 Operator's Indemnification of Contractor: Operator shall release Contractor and its officers, directors, employees, joint venturers and subcontractors of any liability for, and shall protect, defend and indemnify Contractor from and against all claims, demands, and causes of action of every kind and character, without limit and without regard to the cause or causes thereof or the negligence of any party or parties, arising in connection herewith in favor of Operator's employees or Operator's contractors of any tier (inclusive of any agent, consultant or subcontractor engaged by Operator) or their employees, or Operator's invitees, other than those parties identified in Subparagraph 14.8 on account of bodily injury, death or damage to property. Operator's indemnity under this Paragraph shall be without regard to and without any right to contribution from any insurance maintained by Contractor pursuant to Paragraph 13. If it is judicially determined that the monetary limits of insurance required hereunder or of the indemnities voluntarily assumed under Subparagraph 14.9 (which Contractor and Operator hereby agree will be supported either by available liability insurance, under which the insurer has no right of subrogation against the indemnitees, or voluntarily self-insured, in part or whole) exceed the maximum limits permitted under applicable law. It is agreed that said

(U.S. Daywork Contract - Page 4)
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insurance requirements or indemnities shall automatically be amended to conform to the maximum monetary limits permitted under such law.

14.10 Liability for Wild Well: Operator shall be liable for the cost of regaining control of any wild well, as well as for cost of removal of any debris and cost of property remediation and restoration, and Operator shall release, protect, defend and indemnify Contractor and its suppliers/ contractors and subcontractors of any tier from and against any liability for such cost. (to the extent of products/services supplied to Contractor)

14.11 Pollution or Contamination: Notwithstanding anything to the contrary contained herein, except the provisions of Paragraphs 10 and 12, it is understood and agreed by and between Contractor and Operator that the responsibility for pollution or contamination shall be as follows:

(a) Contractor shall assume all responsibility for, including control and removal of, and shall protect, defend and indemnify Operator from and against all claims, demands and causes of action of every kind and character arising from pollution or contamination, which originates above the surface of the land or water from spills of fuels, lubricants, motor oils, pipe dope, paints, solvents, ballast, bilge and garbage, except unavoidable pollution from reserve pits, in Contractor's possession and control and directly associated with Contractor's equipment and facilities.

(b) Operator shall assume all responsibility for, including control and removal of, and shall protect, defend and indemnify Contractor and its suppliers, contractors and subcontractors of any tier from and against all claims, demands, and causes of action of every kind and character arising directly or indirectly from all other pollution or contamination which may occur during the conduct of operations hereunder, including, but not limited to, that which may result from fire, blowout, cratering, seepage or any other uncontrolled flow of oil, gas, water or other substance, as well as the use or disposition of all drilling fluids, including, but not limited to, oil emulsion, oil base or chemically treated drilling fluids, contaminated cuttings or cavings, lost circulation and fish recovery materials and fluids. Operator shall release Contractor and its suppliers, contractors and subcontractors of any tier of any liability for the foregoing.

(c) In the event a third party commits an act or omission which results in pollution or contamination for which either Contractor or Operator, for whom such party is performing work, is held to be legally liable, the responsibility therefor shall be considered, as between Contractor and Operator, to be the same as if the party for whom the work was performed had performed the same and all of the obligations respecting protection, defense, indemnity and limitation of responsibility and liability, as set forth in (a) and (b) above, shall be specifically applied.

14.12 Consequential Damages: Subject to and without affecting the provisions of this Contract regarding the payment rights and obligations of the parties or the risk of loss, release and indemnity rights and obligations of the parties, each party shall at all times be responsible for and hold harmless and indemnify the other party from and against its own special, indirect or consequential damages, and the parties agree that special, indirect or consequential damages shall be deemed to include, without limitation, the following: loss of profit or revenue; costs and expenses resulting from business interruptions; loss of or delay in production; loss of or damage to the leasehold; loss of or delay in drilling or operating rights; cost of or loss of use of property, equipment, materials and services, including without limitation those provided by contractors or subcontractors of every tier or by third parties. Operator shall at all times be responsible for and hold harmless and indemnify Contractor and its suppliers, contractors and subcontractors of any tier from and against all claims, demands and causes of action of every kind and character in connection with such special, indirect or consequential damages suffered by Operator's co-owners, co-venturers, co-lessees, farmors, farmees, partners and joint owners.

14.13 Indemnity Obligation: Except as otherwise expressly limited in this Contract, it is the intent of parties hereto that all releases, indemnity obligations and/or liabilities assumed by such parties under terms of this Contract, including, without limitation, Subparagraphs 4.9 and 6.3(c), Paragraphs 10 and 12, and Subparagraphs 14.1 through 14.12 hereof, be without limit and without regard to the cause or causes thereof, including, but not limited to, pre-existing conditions, defect or ruin of premises or equipment, strict liability, regulatory or statutory liability, products liability, breach of representation or warranty (express or implied), breach of duty (whether statutory, contractual or otherwise) any theory of tort, breach of contract, fault, the negligence of any degree or character (regardless of whether such negligence is sole, joint or concurrent, active, passive or gross) of any party or parties, including the party seeking the benefit of the release, indemnity or assumption of liability, or any other theory of legal liability. The indemnities, and releases and assumptions of liability extended by the parties hereto under the provisions of Subparagraphs 4.9 and 6.3 and Paragraphs 10, 12 and 14 shall inure to the benefit of such parties, their co-venturers, co-lessees, joint owners, their their contractors and subcontractors of every tier, parent, holding and affiliated companies / and the officers, directors, stockholders, partners, managers, representatives, employees, consultants, agents, servants and insurers of each ("Operator Group" and "Contractor Group" respectively, except that no member of Contractor Group shall be a member of the Operator Group and no member of the Operator Group shall be a member of the Contractor Group. Except as otherwise provided herein, such indemnification and assumptions of liability shall not be deemed to create any rights to indemnification in any person or entity not a party to this Contract, either as a third party beneficiary or by reason of any agreement of indemnity between one of the parties hereto and another person or entity not a party to this Contract.

14.14. See 7.16

15. AUDIT

If any payment provided for hereunder is made on the basis of Contractor's costs, Operator shall have the right to audit Contractor's books and records relating to such costs. Contractor agrees to maintain such books and records for a period of two (2) years from the date such costs were incurred and to make such books and records readily available to Operator at any reasonable time or times within the period.

16. NO WAIVER EXCEPT IN WRITING

It is fully understood and agreed that none of the requirements of this Contract shall be considered as waived by either party unless the same is done in writing, and then only by the persons executing this Contract, or other duly authorized agent or representative of the party.

17. FORCE MAJEURE

Except as provided in this Paragraph 17 and without prejudice to the risk of loss, release and indemnity obligations under this Contract, each party to this Contract shall be excused from complying with the terms of this Contract, except for the payment of monies when due, if and for so long as such compliance is hindered or prevented by a Force Majeure Event. As used in this Contract, "Force Majeure Event" includes: acts of God, action of the elements, wars (declared or undeclared), insurrection, revolution, rebellions or civil strife, piracy, civil war or hostile action, terrorist acts, riots, strikes, differences with workmen, acts of public enemies, federal or state laws, rules, regulations dispositions or orders of any governmental authorities having jurisdiction in the premises or of any other group, organization or informal association (whether or not formally recognized as a government), inability to procure material, equipment, fuel or necessary labor in the open market, acute and unusual labor or material, equipment or fuel shortages, or any other causes (except financial) beyond the control of either party. Neither Operator nor Contractor shall be required against its will to adjust any labor or similar disputes except in accordance with applicable law. In the event that either party hereto is rendered unable, wholly or in part, by any of these causes to carry out its obligation under this Contract, it is agreed that such party shall give notice and details of Force Majeure in writing to the other party as promptly as possible after its occurrence. In such cases, the obligations of the party giving the notice shall be suspended during the continuance of any inability so caused except that Operator shall be obligated to pay to Contractor the Force Majeure Rate provided for in Subparagraph 4.8 above.

18. GOVERNING LAW:

This Contract shall be construed, governed, interpreted, enforced and litigated, and the relations between the parties determined in accordance with the laws of Texas.

19. INFORMATION CONFIDENTIAL:

(U.S. Daywork Contract - Page 5)
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Upon written request by Operator, information obtained by Contractor in the conduct of drilling operations on this well, including, but not limited to, depth, formations penetrated, the results of coring, testing and surveying, shall be considered confidential and shall not be divulged by Contractor or its employees, to any person, firm, or corporation other than Operator's designated representatives.

20. SUBCONTRACTS:

Either party may employ other contractors to perform any of the operations or services to be provided or performed by it according to Exhibit "A".

21. ATTORNEY'S FEES

If this Contract is placed in the hands of an attorney for collection of any sums due hereunder, or suit is brought on same, or sums due hereunder are collected through bankruptcy or arbitration proceedings, then the prevailing party shall be entitled to recover reasonable attorney's fees and costs.

22. CLAIMS AND LIENS:

Contractor agrees to pay all valid claims for labor, material, services, and supplies to be furnished by Contractor hereunder, and agrees to allow no lien by such third parties to be fixed upon the lease, the well, or other property of the Operator or the land upon which said well is located.

23. ASSIGNMENT:

(such consent not to be unreasonably withheld)

Neither party may assign this Contract without the prior written consent of the other/ and prompt notice of any such intent to assign shall be given to the other party. / See 7.17 In the event of such assignment, the assigning party shall remain liable to the other party as a guarantor of the performance by the assignee of the terms of this Contract. If any assignment is made that materially alters Contractor's financial burden, Contractor's compensation shall be adjusted to give effect to any increase or decrease in Contractor's operating costs.

24. NOTICES AND PLACE OF PAYMENT:

Notices, reports, and other communications required or permitted by this Contract to be given or sent by one party to the other shall be delivered by hand, mailed, digitally transmitted or telecopied to the address hereinabove shown. All sums payable hereunder to Contractor shall be payable at its address hereinabove shown unless otherwise specified herein.

25. CONTINUING OBLIGATIONS:

Notwithstanding the termination of this Contract, the parties shall continue to be bound by the provisions of this Contract that reasonably require some action or forbearance after such termination.

26. ENTIRE AGREEMENT:

This Contract constitutes the full understanding of the parties, and a complete and exclusive statement of the terms of their agreement, and shall exclusively control and govern all work performed hereunder. All representations, offers, and undertakings of the parties made prior to the effective date hereof, whether oral or in writing, are merged herein, and no other contracts, agreements or work orders, executed prior to the execution of this Contract, shall in any way modify, amend, alter or change any of the terms or conditions set out herein.

27. SPECIAL PROVISIONS:

27.1 Contractor agrees to operate equipment up to 80% of maximum rated speed, capacity and pressure.

27.2 Operator agrees to pay Contractor 85% of the dayrate for each day moving from the rigs prior location following the rig's release, waiting on trucks, waiting on location, waiting on allowable weather conditions, until the well is spud and for each day rigging up and rigging down. The initial rig move shall be a flat rate of $150,000.00 with no additional Mobilization rate.

27.3 Contractor agrees that there will be no charges for repair time on the initial well. Thereafter all repair time charges will be billed as defined in 4.5.

27.4 See 7.18

28. ACCEPTANCE OF CONTRACT:

The foregoing Contract, including the provisions relating to indemnity, release of liability and allocation of risk of Subparagraphs 4.9 and 6.3(c), Paragraphs 10 and 12, and Subparagraphs 14.1 through 14.12, is acknowledged, agreed to and accepted by Operator this _____ day of ____________, 20_____.

OPERATOR: Eagle Rock Energy Partners, LP

By: ____________________

Title: ____________________

The foregoing Contract, including the provisions relating to indemnity, release of liability and allocation of risk of Subparagraphs 4.9, 6.3(c), Paragraphs 10 and 12, and Subparagraphs 14.1 through 14.12, is acknowledged, agreed to and accepted by Contractor this 29th day of November, 20 11, which is the effective date of this Contract, subject to rig availability, and subject to all of its terms and provisions, with the understanding that it will not be binding upon Operator until Operator has noted its acceptance, and with the further understanding that unless said Contract is thus executed by Operator within 10 days of the above date Contractor shall be in no manner bound by its signature thereto.

CONTRACTOR: Independence Contract Drilling LLC

By: ____________________

Title: Steve Hale, President

U.S. Daywork Contract - Page 6
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EXHIBIT "A"

To Daywork Contract dated November 29, 20 11

Operator Eagle Rock Energy Partners, LP Contractor Independence Contract Drilling LLC

Well Name and Number To be determined by Operator

SPECIFICATIONS AND SPECIAL PROVISIONS

1. CASING PROGRAM (See Paragraph 7) As per Operator program

	Hole Size	Casing Size	Weight	Grade	Approximate Setting Depth	Wait on Cement Time
Conductor	in.	in.	lbs/ft.		As Needed ft.	hrs
Surface	in.	in.	lbs/ft.		ft.	hrs
Protection	in.	in.	lbs/ft.		ft.	hrs
	in.	in.	lbs/ft.		ft.	hrs
Production	in.	in.	lbs/ft.		ft.	hrs
Liner	in.	in.	lbs/ft.		ft.	hrs
	in.	in.	lbs/ft.		ft.	hrs

2. MUD CONTROL PROGRAM (See Subparagraph 8.2) As per Operator program

Depth Interval (ft) From	To	Type Mud	Weight (lbs./gal.)	Viscosity (Secs)	Water Loss (cc)

Other mud specifications: ______________________________

3. INSURANCE (See Paragraph 13) Certificate on File With Operator

3.1 Adequate Workers' Compensation Insurance complying with State Laws applicable or Employers' Liability insurance with limits of $ 1,000,000 covering all of Contractor's employees working under this Contract.

3.2 Commercial (or Comprehensive) General Liability Insurance, including contractual obligations as respects this Contract and proper coverage for all other obligations assumed in this Contract. The limit shall be $ 1,000,000 combined single limit per occurrence for Bodily Injury and Property Damage.

3.3 Automobile Public Liability Insurance with limits of $__________ for the death or injury of each person and $ 1,000,000 for each accident; and Automobile Public Liability Property Damage Insurance with limits of $ 1,000,000 for each accident.

3.4 In the event operations are over water, Contractor shall carry in addition to the Statutory Workers' Compensation Insurance, endorsements covering liability under the Longshoremen's & Harbor Workers' Compensation Act and Maritime liability including maintenance and cure with limits of $ N/A for each death or injury to one person and $ N/A for any one accident.

3.5 Other insurance: ______________________________

4. EQUIPMENT, MATERIALS AND SERVICES TO BE FURNISHED BY CONTRACTOR:

The machinery, equipment, tools, materials, supplies, instruments, services and labor hereinafter listed, including any transportation required for such items, shall be provided at the well location at the expense of Contractor unless otherwise noted by this Contract.

4.1 Drilling Rig

Complete drilling rig, designated by Contractor as its Rig No. 3 the major items of equipment being:

Drawworks: Make and Model See attached rig inventory

Engines: Make, Model, and H.P. ______________________________

No. on Rig ______________________________

Pumps: No. 1 Make, Size, and Power ______________________________

No. 2 Make, Size, and Power ______________________________

Mud Mixing Pump: Make, Size, and Power ______________________________

Boilers: Number, Make, H.P. and W.P. ______________________________

Derrick or Mast: Make, Size, and Capacity ______________________________

Substructure: Size and Capacity ______________________________

Rotary Drive: Type ______________________________

Drill Pipe: Size __________ in. __________ ft.; Size: __________ in. __________ ft.

Drill Collars: Number and Size ______________________________

(U.S. Daywork Contract - Exhibit A - Page 1)
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Blowout Preventers: ____________________

Size	Series or Test Pr.	Make & Model	Number

B.O.P. Closing Unit: ____________________

B.O.P. Accumulator: ____________________

4.2 Derrick timbers.

4.3 Normal strings of drill pipe and drill collars specified above.

4.4 Conventional drift indicator.

4.5 Circulating mud pits.

4.6 Necessary pipe racks and rigging up material.

4.7 Normal storage for mud and chemicals.

4.8 Shale Shaker.

4.9 ____________________

4.10 ____________________

4.11 ____________________

4.12 ____________________

4.13 ____________________

4.14 ____________________

4.15 ____________________

4.16 ____________________

4.17 ____________________

5. EQUIPMENT, MATERIALS AND SERVICES TO BE FURNISHED BY OPERATOR:

The machinery, equipment, tools, materials, supplies, instruments, services and labor hereinafter listed, including any transportation required for such items, shall be provided at the well location at the expense of Operator unless otherwise noted by this Contract.

5.1 Furnish and maintain adequate roadway and/or canal to location, right-of-way, including rights-of-way for fuel and water lines, river crossings, highway crossings, gates and cattle guards.

5.2 Stake location, clear and grade location, and provide turnaround, including surfacing when necessary.

5.3 Test tanks with pipe and fittings.

5.4 Mud storage tanks with pipe and fittings.

5.5 Separator with pipe and fittings.

5.6 Labor and materials to connect and disconnect mud tank, test tank, and mud gas separator.

5.7 Labor to disconnect and clean test tanks and mud gas separator.

5.8 Drilling mud, chemicals, lost circulation materials and other additives.

5.9 Pipe and connections for oil circulating lines.

5.10 Labor to lay, bury and recover oil circulating lines.

5.11 Drilling bits, reamers, reamer cutters, stabilizers and special tools.

5.12 Contract fishing tool services and tool rental.

5.13 Wire line core bits or heads, core barrels and wire line core catchers if required.

5.14 Conventional core bits, core catchers and core barrels.

5.15 Diamond core barrel with head.

5.16 Cement and cementing service.

5.17 Electrical wireline logging services.

5.18 Directional, caliper, or other special services.

5.19 Gun or jet perforating services.

5.20 Explosives and shooting devices.

5.21 Formation testing, hydraulic fracturing, acidizing and other related services.

5.22 Equipment for drill stem testing.

5.23 Mud logging services.

5.24 Sidewall coring service.

5.25 Welding service for welding bottom joints of casing, guide shoe, float shoe, float collar and in connection with installing of well head equipment if required.

5.26 Casing, tubing, liners, screen, float collars, guide and float shoes and associated equipment.

5.27 Casing scratchers and centralizers.

5.28 Well head connections and all equipment to be installed in or on well or on the premises for use in connection with testing, completion and operation of well.

5.29 Special or added storage for mud and chemicals.

5.30 Casinghead, API series, to conform to that shown for the blowout preventers specified in Subparagraph 4.1 above.

5.31 Blowout preventer testing packoff and testing services.

5.32 Replacement of BOP rubbers, elements and seals, if required, after initial test

5.33 Casing Thread Protectors and Casing Lubricants.

5.34 H_2S training and equipment as necessary or as required by law.

5.35 Site septic systems.

5.36 Ditching around rig and location ____________________

5.37 Third party BOP testing service ____________________

5.38 Welding, materials, equipment and associated costs required for installation of gas buster, choke and flair line if Operator requires. ____________________

5.39 anything different than the configuration initially with rig

5.40 ____________________

5.41 ____________________

5.42 ____________________

5.43 ____________________

5.44 ____________________

5.45 ____________________

5.46 ____________________

5.47 ____________________

5.48 ____________________

5.49 ____________________

5.50 ____________________

(U.S. Daywork Contract - "Exhibit A" - Page 2)

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6. EQUIPMENT, MATERIALS AND SERVICES TO BE FURNISHED BY DESIGNATED PARTY:

The machinery, equipment, tools, materials, supplies, instruments, services, and labor listed as the following numbered items, including any transportation required for such items unless otherwise specified, shall be provided at the well location and at the expense of the party hereto as designated by an X mark in the appropriate column.

	Item	To Be Provided By and At The Expense Of	
		Operator	Contractor
6.1	Cellar and Runways	X	
6.2	Ditches and sumps	X	
6.3	Fuel (located at rig)	X	
6.4	Fuel Lines (length of rig only)		X
6.5	Water at source, including required permits	X	
6.6	Water well, including required permits	X	
6.7	Water lines, including required permits	X	
6.8	Water storage tanks ______ capacity		X
6.9	Potable water	X	
6.10	Labor to operate water well or water pump		X
6.11	Maintenance of water well, if required	X	
6.12	Water Pump	X	
6.13	Fuel for water pump	X	
6.14	Mats for engines and boilers, or motors and mud pumps		X
6.15	Transportation of Contractor's property:		
	Move in	See Paragraph 4.1	
	Move out	See Paragraph 4.1	
6.16	Materials for "boxing in" rig and derrick	N/A	
6.17	Special strings of drill pipe and drill collars as follows:	X	
	Any Required	X	
	Push Pipe for Horizontal Hole	X	
6.18	Kelly joints, subs, elevators, tongs, slips and BOP rams for use with special drill pipe	X	
6.19	Drill pipe protectors for Kelly joint and each joint of drill pipe running inside of Surface Casing as required, for use with normal strings of drill pipe	X	
6.20	Drill pipe protectors for Kelly joint and drill pipe running inside of Protection Casing	X	
6.21	Rate of penetration recording device		X
6.22	Extra labor for running and cementing casing (Casing crews)	X	
6.23	Casing tools	X	
6.24	Power casing tongs	X	
6.25	Laydown and pickup machine	X	
6.26	Tubing tools	X	
6.27	Power tubing tong	X	
6.28	Crew Boats, Number ______	N/A	
6.29	Service Barge	N/A	
6.30	Service Tug Boat	N/A	
6.31	Rat Hole	X	
6.32	Mouse Hole	X	
6.33	Reserve Pits	X	
6.34	Upper Kelly Cock		X
6.35	Lower Kelly Valve		X
6.36	Drill Pipe Safety Valve		X
6.37	Inside Blowout Preventer		X
6.38	Drilling hole for or driving for conductor pipe	X	
6.39	Charges, cost of bonds for public roads	X	
6.40	Portable Toilet	X	
6.41	Trash Receptacle	X	
6.42	Linear Motion Shale Shaker		X
6.43	Shale Shaker Screens	X	
6.44	Mud Cleaner	X	
6.45	Mud/Gas Separator		X
6.46	Desander		X
6.47	Desilter		X
6.48	Degasser		X
6.49	Centrifuge	X	
6.50	Rotating Head	X	
6.51	Rotating Head Rubbers	X	
6.52	Hydraulic Adjustable Choke	X	
6.53	Pit Volume Totalizer	X	
6.54	Communication, type Cellular phone for rig use only		X
6.55	Forklift, capacity ______	X	
6.56	Corrosion inhibitor for protecting drill string	X	
6.57	Top Drive		X
6.58			
6.59			
6.60			

(U.S. Daywork Contract - Exhibit "A" - Page 3)
Copyright © 2003 International Association of Drilling Contractors

Form provided by Forms On-A-Disk
(214) 340-9429 - FormsOnADisk.com

Revised April 2003

7. OTHER PROVISIONS:

7.1 Contractor shall furnish initial tested preventer element. If the element is damaged due to destructive elements introduced to the mud, stripping, or excessive testing, the Operator agrees to furnish a new element. If a new element is not readily available Operator will rent another annular preventer at Operator's expense.

7.2 Chemical additives to the mud for preventing oxidation of the drill string and hydrogen sulfide scavenging chemicals to treat the mud or drilling fluids are necessary to remove all traces of H2S and to control oxygen corrosion to be furnished by the Operator.

7.3 Contractor shall furnish the initial inspection of all drill pipe, drill collars, valves and subs.

7.4 Subsequent inspections (including the inspection at the end of the job) of all drill pipe, drill collars, valves and subs shall be at the Operator's expense. All repairs, replacements and hauling for repairs to restore drill pipe, drill collars, valves and subs to API Premium specifications will be at Operator's expense.

7.5 Operator shall furnish all labor, equipment and materials to clean rig after use of oil base mud and /or completion fluids.

7.6 Extra cost to rig up for drilling with oil base mud including, but not limited to, the costs of pit covers, steam cleaners, drip pans, mud vacs and cleaning materials shall be at Operator's expense.

7.7 Operator, Operator's representative and Operator's sub-contractors shall support Contractor's Safety policies and Procedures in general and in particular, will comply with all Contractors personal protective equipment requirements.

7.8 In the event of an accident, Toolpusher shall accompany injured worker for medical treatment.

7.9 Contractor will provide one size of mud pump liners. Any additional sizes required by Operator will be provided by Operator at Operator's cost.

7.10 Operator shall furnish all potable water for Operator and Contractor personnel.

7.11 Operator will be responsible for the provision and maintenance of all septic systems.

7.12 Operator understands that rig is under a contract of construction and that Contractor will not be in violation of this contract so long as it delivers rig to Operator as soon as possible following completion of construction and testing of such rig, which is scheduled to occur May 31, 2012. Operator recognizes that Contractors ability to obtain delivery of the rig is subject to Force Majeure conditions, which include acts of God, acts orders, decrees, instructions or other requirements of governmental authorities taking effect after the date of this contract, insurrections, mobilization, riots, acts of terrorism, vandalism, sabotage, strikes, lock outs or other labor disturbances (it being expressly agreed that buyer shall have no right to compel Seller of rig to settle any strike or other dispute), quarantines, floods, storms, hurricanes, tornadoes, droughts or other adverse weather condition, fires, explosions, embargoes, or other by cause not reasonably foreseeable by Contractor. If a force majeure condition occurs that will delaywill delay delivery past May 31, 2012, Contractor shall promptly notify Operator of such condition.

7.13 Contractor will provide Operator with monthly updates regarding the progress of the construction of the rig while the rig is in it's construction phase. In the event Operator becomes aware of a Force Majeure or other facts or circumstances that are reasonably likely to result in the rig being delivered to Operator on or after June 30, 2012, Operator may upon written notice, delivered to Contractor within 30 days of receiving such information, immediately terminate this Contract without liability to either Contractor or Operator.

7.14 All insurance policies of Contractor, whether or not required by this Contract, shall, to the extent of the risks and liabilities assumed by Contractor, waive subrogation against Operator Group (as defined in Subparagraph 14.13), name Operator Group (as defined in Subparagraph 14.13) as additional insured (except for Workmen's Compensation coverage).

7.15 The parties agree to support their indemnity obligations with insurance of the types and minimum amounts required under Paragraph 13 and Exhibit A in favor of the other party and its Group. The parties agree that such insurance shall support, but not limit their indemnity obligations except to the extent mandated by applicable law.

7.16 Notwithstanding the foregoing, either party may assign this Contract to any parent, subsidiary, affiliated or related entity and be relieved of its obligations to guaranty the performance of the assignee so long as the assigning party can demonstrate that such assignee is financially capable of performing its obligations under this Contract and has net assets (tangible assets less liabilities determined in accordance with GAAP) at least equal to the assigning party hereunder.

7.17 Either party may, in its sole discretion, terminate this Contract without penalty in the event (i) a bankruptcy proceedings is pending or being contemplated by the other party or, to its knowledge, is threatened against the other party, or (ii) a legal proceeding is pending on's threatened against the other party that is reasonably likely to materially adversely affect the other party's ability to perform its obligations under this Contract.

7.18 In the event one or more of the provisions contained in this Contract shall be held, for any reason, to be invalid, void, illegal, contrary to law and/or unenforceable in any respect, this Contract shall be deemed to be amended to partially or completely modify such provision or portion thereof to the extent, but only to the extent, necessary to make it enforceable. If necessary, this Contract shall be deemed to be amended to delete the unenforceable provision or portion thereof, in which event such invalidity, voidness, illegality or unenforceability shall not affect the remaining provisions hereof, and this Contract shall remain unaffected and shall be construed as if such invalid, void, illegal or unenforceable provision never had been contained herein.

(U.S. Daywork Contract - Exhibit A - Page 4)
Copyright © 2003 International Association of Drilling Contractors

Form provided by Forms On-A-Disk
(214) 340-9429 - FormsOnADisk.com

Revised April, 2003

EXHIBIT "B"

(See Subparagraph 8.3)

The following clauses, when required by law, are incorporated in the Contract by reference as if fully set out:

(1) The Equal Opportunity Clause prescribed in 41 CFR 60-1.4.

(2) The Affirmative Action Clause prescribed in 41 CFR 60-250.4 regarding veterans and veterans of the Vietnam era.

(3) The Affirmative Action Clause for handicapped workers prescribed in 41 CFR 60-741.4.

(4) The Certification of Compliance with Environmental Laws prescribed in 40 CFR 15.20.

(U.S. Daywork Contract - "Exhibit B" - Page 1)
Copyright © 2003 International Association of Drilling Contractors
Form provided by Forms On-A-Disk
(214) 340-9429 - FormsOnADisk.com

Attachment III

EXHIBIT K

GES Warrant

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE (COLLECTIVELY, THE “ACTS”). NEITHER TIDS WARRANT NOR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT HERETO UNDER ALL OF THE APPLICABLE ACTS OR IN ACCORDANCE WITH RULE 144 UNDER THE SECURITIES ACT, OR INDEPENDENCE CONTRACT DRILLING, INC. RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO INDEPENDENT CONTRACT DRILLING, INC. TO THE EFFECT THAT SUCH REGISTRATIONS ARE NOT REQUIRED.

WARRANT

to Purchase Common Stock of

INDEPENDENCE CONTRACT DRILLING, INC.

Expiring on March 2, 2015

THIS IS TO CERTIFY THAT, for value received, GLOBAL ENERGY SERVICES OPERATING, LLC, a Delaware limited liability company, or its permitted assignees (the “Holder”), with principal business address at 11616 North Galayda Street Houston, TX 77086, is entitled to purchase from INDEPENDENCE CONTRACT DRILLING, INC., a Delaware corporation (the “Company”), at the place where the Warrant Office designated pursuant to Section 2.1 is located, at a purchase price per share of $20.00 (the “Exercise Price”), ONE MILLION FOUR HUNDRED THOUSAND (1,400,000) duly authorized, validly issued, fully paid and nonassessable shares of common stock, par value $.01 per share, of the Company ( the “Common Stock”) and is entitled also to exercise the other appurtenant rights, powers and privileges hereinafter set forth. The number of shares of Common Stock purchasable hereunder and the Exercise Price are subject to adjustment in accordance with Article III hereof. This Warrant shall expire at 5:00 p.m., C.S.T., on March 2, 2015.

Certain initially capitalized terms used in this Warrant are defined in Article IV.

ARTICLE I

Exercise of Warrant

1.1 Method of Exercise. This Warrant may be exercised in whole or in part from time to time until March 2, 2015, at which time this Warrant shall expire and be of no further force or effect. To exercise this Warrant, Holder shall deliver to the Company, at the Warrant Office designated in Section 2.1, (a) a written notice in the form of the Subscription Notice attached as an exhibit hereto (the “Notice”), stating therein the election of such Holder to exercise this Warrant in the manner provided in the Notice, (b) payment in full of the Exercise Price (in the manner described below) for all Warrant Shares to be purchased hereunder, and (c) this Warrant. This Warrant shall be deemed to be exercised on the date of receipt by the Company of the Notice, accompanied by payment for the Warrant shares to be purchased and surrender of this

Warrant, as aforesaid, and such date is referred to herein as the “Exercise Date.” Upon such exercise, the Company shall issue and deliver to such Holder a certificate for the full number of the Warrant Shares purchased by such Holder hereunder and pursuant to the Notice, against the receipt by the Company of the total Exercise Price payable hereunder for all such Warrant Shares, in cash or by certified or cashier’s check. The Person in whose name the certificate(s) for Common Stock is to be issued shall be deemed to have become a holder of record of such Common Stock on the Exercise Date.

1.2 Net Exercise. Notwithstanding any provisions herein to the contrary, in the event the Warrant is being exercised in connection with or following a Liquidity Event (defined below), if the Current Market Price of one share of Common Stock is greater than the Exercise .Price (at the date of exercise), in lieu of exercising this Warrant by payment of cash, the Holder may elect to receive the Warrant Shares equal to the value (as determined below) of this Warrant (or portion thereof being canceled) by surrender of this Warrant at the Warrant Office together with the properly endorsed Notice in which event the Company will issue the Holder (or its designee) a number of shares of Common Stock computed as follows:

Where:

X =	Y (A-B)
A

X = the number of shares of Common Stock to be issued to the Holder.

Y = the number of Warrant Shares being surrendered under the Warrant and pursuant to the Notice (whether a full or partial exercise thereof).

A = the Current Market Price of one share of Common Stock (at the date of exercise).

B = Exercise Price (as adjusted to the date of exercise)

1.3 Fractional Shares. In lieu of any fractional shares of Common Stock which would otherwise be issuable upon exercise of this Warrant, the Company shall in lieu thereof pay to the Person entitled thereto an amount in cash equal to the Current Market Price of such fraction of a share.

ARTICLE II

Warrant Office; Transfer

2.1 Warrant Office. The Company shall maintain an office for certain purposes specified herein (the “Warrant Office”), which office shall initially be the Company’s office at 11616 North Galayda Street Houston, TX 77086, and may subsequently be such other office of the Company or of any transfer agent of the Common Stock in the continental United States of which written notice has previously been given to the Holder. The Company shall maintain, at

2

the Warrant Office, a register for the Warrant in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each permitted assignee of the rights of the registered owner hereof.

2.2 Ownership of Warrant. The Company may deem and treat the person in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary, until presentation of this Warrant for registration of transfer as provided in this Article II.

2.3 Transfer of Warrants. The Company agrees to maintain at the Warrant Office books for the registration and transfer of this Warrant. This Warrant may be freely transferred, in whole or in part, by the Holder pursuant to the form of Assignment attached as an exhibit hereto, so long as any such transfer is in compliance with the Acts and any other applicable law. The Company, from time to time, shall register the transfer of this Warrant in such books upon surrender of this Warrant at the Warrant Office, properly endorsed or accompanied by appropriate instruments of transfer and written instructions for transfer satisfactory to the Company. Upon any such transfer, a new Warrant shall be issued to the transferee, and the surrendered Warrant shall be canceled by the Company. The Holder of this Warrant shall pay all taxes and all other expenses and charges payable in connection with the transfer of Warrants pursuant to this Section 2.3.

2.4 Acknowledgment of Rights. The Company will, at the time of the exercise of this Warrant in accordance with the terms hereof, upon the request of the Holder, acknowledge in writing its continuing obligation to afford to such Holder any rights (including, without limitation, any right to registration of the Warrant Shares) to which such Holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant, provided that if the Holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such Holder any such rights.

2.5 Expenses of Delivery of Warrants. Except as provided in Section 2.3 above, the Company shall pay all reasonable expenses, taxes (other than transfer taxes) and other charges payable in connection with the preparation, issuance and delivery of Warrants and related Warrant Shares hereunder.

2.6 Compliance with Securities Laws. The Holder understands and agrees that the following restrictions and limitations shall be applicable to all Warrant Shares and resales or other transfers thereof pursuant to the Securities Act:

(a) The Holder agrees that the Warrant Shares shall not be sold or otherwise transferred unless the Warrant Shares are registered under the Securities Act and state securities laws or are exempt therefrom.

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(b) A legend in substantially the following form has been or will be placed on the certificate(s) evidencing the Warrant Shares:

“The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state (collectively, the “Acts”). Neither the shares nor any interest therein may be offered, sold, transferred, pledged, or otherwise disposed except pursuant to an effective registration statement with respect to the shares under all of the applicable Acts or in accordance with Rule 144 under the Securities Act, or Independence Contract Drilling, Inc. receives an opinion of counsel satisfactory to the Independence Contract Drilling, Inc. to the effect that such registrations are not required.”

(c) Stop transfer instructions have been or will be imposed with respect to the Warrant Shares so as to restrict resale or other transfer thereof, subject to this Section 2.6.

ARTICLE III

Anti-Dilution Provisions

3.1 Adjustment of Exercise Price and Number of Warrant Shares. The Exercise Price shall be subject to adjustment from time to time as hereinafter provided in this Article III. Upon each adjustment of the Exercise Price, except pursuant to Sections 3.l(a)(iii), (iv) and (v), the Holder shall thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of shares of the Common Stock (calculated to the nearest whole share) obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares of the Common Stock purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

(a) Exercise Price Adjustments. The Exercise Price shall be subject to adjustment from time to time as follows:

(i) Adjustment for Stock Splits and Combinations. If the Company shall at any time or from time to time after the date hereof (the “Original Issue Date”) effect a subdivision of the outstanding Common Stock, the Exercise Price in effect immediately before such subdivision shall be proportionately decreased. Conversely, if the Company shall at any time or from time to time after the Original Issue Date combine the outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately before such combination shall be proportionately increased. Any adjustment under this Section 3.l(a)(i) shall become effective at the close of business on the date the subdivision or combination becomes effective.

(ii) Adjustment for Common Stock Dividends and Distributions. If the Company at any time or from time to time after the Original Issue Date makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, in each such event the Exercise Price that is then in effect shall be decreased as of the time of such issuance or, in the event such record date is fixed, as of the close of business on such

4

record date, by multiplying the Exercise Price then in effect by a fraction (i) the numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and (ii) the denominator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution; provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Exercise Price shall be recomputed accordingly as of the close of business on such record date, and thereafter the Exercise Price shall be adjusted pursuant to this Section 3.l(a)(ii), to reflect the actual payment of such dividend or distribution.

(iii) Adjustment for Reclassification, Exchange and Substitution. If at any time or from time to time after the Original Issue Date, the Common Stock is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise (other than an Acquisition, Asset Transfer, subdivision or combination of shares, stock dividend, reorganization, merger, consolidation, or sale of assets provided for elsewhere in this Section 3.1(a)), in any such event the Holder shall have the right thereafter to convert such stock into the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification or other change by holders of the maximum number of shares of Common Stock into which such shares of Common Stock could have been converted immediately prior to such recapitalization, reclassification or change, all subject to further adjustment as provided herein or with respect to such other securities or property by the terms thereof.

(iv) Reorganizations, Mergers, Consolidations or Sales of Assets. If at any time or from time to time after the Original Issue Date, there is a capital reorganization of the Common Stock (other than a recapitalization or subdivision, combination, reclassification, exchange, or substitution of shares provided for elsewhere in this Section 3.l(a)), as a part of such capital reorganization, provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise hereof the number of shares of stock or other securities or property of the Company to which a holder of the number of shares of Common Stock deliverable upon exercise immediately prior to such event would have been entitled as a result of such capital reorganization, subject to adjustment in respect of such stock or securities by the terms thereof. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 3.1(a) with respect to the rights of the Holder after the capital reorganization to the end that the provisions of this Section 3.l(a) (including adjustment of the Exercise Price then in effect and the number of shares issuable upon exercise) shall be applicable after that event and be as nearly equivalent as practicable.

(v) Issuances of Shares for Price Below the Exercise Price. In the event the Company shall after the date hereof issue any shares of Common Stock, other than

5

Excluded Stock, without consideration or for a consideration per share less than the Exercise Price existing at the time of such issuance, the Exercise Price, as in effect immediately prior to each such issuances, shall forthwith be lowered to a price equal to the quotient obtained by dividing:

A. an amount equal to the sum of (x) the total number of shares of Common Stock outstanding on a fully diluted basis (but excluding any securities convertible into Common Stock and any rights, options or warrants to subscribe for, purchase or otherwise acquire Common Stock or securities convertible into Common Stock, in each case bearing a conversion price or exercise price per share which is greater than the consideration per share for which such Common Stock is issued) immediately prior to such issuance, multiplied by the Exercise Price in effect immediately prior to such issuance and (y) the consideration received by the Company upon such issuance; by

B. the total number of shares of Common Stock outstanding on a fully diluted basis (but excluding any securities convertible into Common Stock and any rights, options or warrants to subscribe for, purchase or otherwise acquire Common Stock or securities convertible into Common Stock, in each case bearing a conversion price or exercise price per share which is greater than the consideration per share for which such Common Stock is issued) immediately after such issuance.

For the purposes of any adjustment of the Exercise Price pursuant to this paragraph (iv), in the case of the issuance of Common Stock for cash in a public offering or private placement, the consideration shall be deemed to be the amount of cash paid therefor after deducting therefrom any discounts, commissions or placement fees paid by the Company to any underwriter or placement agent in connection with the issuance or sale therefor. In the case of the issuance of Common Stock for consideration in whole or in part other than for cash, the consideration other than cash shall be deemed to be the fair value per share thereof as determined in good faith by the Board, irrespective of any accounting treatment.

(v) Rounding of Calculations; Minimum Adjustment. All calculations under this Section 3.1(a) and under the definition of Current Market Price shall be made to the nearest cent or to the nearest whole share, as the case may be. .Any provision of this Section 3.1 to the contrary notwithstanding, no adjustment in the Exercise Price shall be made if the amount of such adjustment would be less than one percent, but any such amount shall be carried forward and an adjustment with respect thereto shall be made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate one percent or more.

6

(b) Statement Regarding Adjustments. Whenever the Exercise Price shall be adjusted as provided in Section 3.1(a), and upon each change in the number of shares of the Common Stock issuable upon exercise of this Warrant, the Company shall forthwith file, at the office of any transfer agent for this Warrant and at the principal office of the Company, a statement showing in detail the facts requiring such adjustment and the Exercise Price and new number of shares issuable that shall be in effect after such adjustment, and the Company shall also cause a copy of such statement to be given to the Holder. Each such statement shall be signed by the Company’s chief financial or accounting officer. Where appropriate, such copy may be given in advance and may be included as part of a notice required to be mailed under the provisions of Section 3.l(d).

(d) Notice to Holders. In the event the Company shall propose to take any action of the type described in clause (i) through (v) of Section 3.l(a), the Company shall give notice to the Holder, in the manner set forth in Section 6.6, which notice shall specify the record date, if any, with respect to any such action and the approximate date on which such action is to take place. Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Exercise Price and the number, kind or class of shares or other securities or property which shall be deliverable upon exercise of this Warrant. In the case of any action which would require the fixing of a record date, such notice shall be given at least ten days prior to the date so fixed, and in case of all other action, such notice shall be given at least 15 days prior to the taking of such proposed action. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such action.

(e) Treasury Stock. For the purposes of this Section 3.1, the sale or other disposition of any Common Stock of the Company theretofore held in its treasury shall be deemed to be an issuance thereof.

3.2 Costs. The Holder shall pay all documentary, stamp, transfer or other transactional taxes attributable to the issuance or delivery of shares of Common Stock of the Company upon exercise of this Warrant. Additionally, the Company shall not be required to pay any taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificate for such shares. The Holder shall reimburse the Company for any such taxes assessed against the Company.

3.3 Reservations of Shares. The Company shall reserve at all times so long as this Warrant remains outstanding, free from preemptive rights, out of its treasury Common Stock or its authorized but unissued shares of Common Stock, or both, solely for the purpose of effecting the exercise of this Warrant, sufficient shares of Common Stock to provide for the exercise hereof.

3.4 Valid Issuance. All shares of Common Stock which may be issued upon exercise of this Warrant will, upon issuance by the Company, be duly and validly issued, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issuance thereof attributable to any act or omission by the Company, and the Company shall take no action which will cause a contrary result (including, without limitation, any action which would cause the Exercise Price to be less than the par value, if any, of the Common Stock).

7

ARTICLE IV

Terms Defined

As used in this Warrant, unless the context otherwise requires, the following terms have the respective meanings set forth below or in the Section indicated:

“Acquisition” shall mean any consolidation or merger of the Company with or into any other corporation or other entity or Person, or any other corporate reorganization, in which the stockholders of the Company immediately prior to such consolidation, merger or reorganization, own less than 50% of the Company’s voting power immediately after such consolidation, merger or reorganization, or any transaction or series of related transactions to which the Company is a party in which in excess of fifty percent (50%) of the Company’s voting power is transferred.

“Asset Transfer” shall mean a sale, lease or other disposition of all or substantially all of the assets of the Company.

“Board of Directors” shall mean the Board of Directors of the Company.

“Common Stock” shall mean the Company’s authorized common stock, par value $.01 per share.

“Company” shall mean Independence Contract Drilling, Inc., a Delaware corporation, and any other Person assuming or required to assume the obligations undertaken in connection with this Warrant.

“Current Market Price” shall mean, as of any date:

(i) except in connection with the exercise of the Warrant in connection with a Liquidity Event described in (ii) or (iii) below, if the Company’s Common Stock is traded on a national stock exchange or the Nasdaq Stock Market, for each of the 20 consecutive Trading Days immediately prior to such date, either: (i) the average high and low sales prices of the Common Stock on such Trading Day as reported on the composite tape for the principal national securities exchange on which the Common Stock may then be listed, or (ii) if the Common Stock shall not be so listed on any such Trading Day, the average high and low sales prices of Common Stock in the over-the-counter market as reported by the Nasdaq Stock Market or (iii) if there be no such representative prices reported by the Nasdaq Stock Market, the average lowest bid and highest asked prices at the end of such Trading Day in the over-the-counter market or “pink sheets” as reported by the OTC Electronic Bulletin Board or National Quotation Bureau, Inc., or any successor organization, or

(ii) if the Warrant is being exercised in conjunction with a public offering of the Company’s stock, the price to the public per share pursuant to the offering, or

8

(iii) in the event of exercise of the Warranty in connection with a Liquidity Event not included in (ii) above, the price per share paid in such acquisition taking into account all non-cash consideration to be paid, with the value of any non-cash consideration paid in connection with any of the foregoing being determined by the Board of Directors in good faith; or

(iv) in any other situation not addressed in (i) through (iv) above, such value as determined by the Board of Directors in good faith.

The term “Trading Day,” for purposes of determining Current Market Price, shall mean a day on which an amount greater than zero can be calculated with respect to the Common Stock under anyone or more of the foregoing categories (i), (ii), and (iii), and the “end” thereof, for the purposes of category (iii), shall mean the exact time at which trading shall end on the New York Stock Exchange.

“Excluded Stock” means shares of Common Stock issuable upon exercise of stock options granted to directors, officers or employees of the Company or its subsidiaries as approved by the Board of Directors of the Company, or (ii) stock dividends or distributions solely in Common Stock or upon any subdivision or combination of shares of Common Stock.

“Exercise Amount” is as defined in Section 1.4 hereof.

“Fair Market Value” is the per share price for the Common Stock as defined in Section 1.4 hereof

“Liquidity Event” means the occurrence of one or more of the following events:

(i) a registration statement with respect to the Company’s common stock filed pursuant to the Securities Act of 1933, as amended, is declared effective by the Securities and Exchange Commission;

(ii) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50 percent or more of either (A) the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors or managers (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection (ii), the following acquisitions shall not constitute a Liquidity Event: (1) any acquisition directly from the Company or any acquisition by the Company; or (2) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; or (3) any acquisition by any corporation pursuant to a transaction that complies with clauses (1), (2) and (3) of subsection (ii) of this definition; or

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(iii) Individuals, who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s stockholders or members, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual was a member of the Incumbent Board, but excluding, for purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(iv) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a “Corporate Transaction”) in each case, unless, following such Corporate Transaction, (1) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction beneficially own, directly or indirectly, more than 50 percent of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation that as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (2) no Person (excluding any corporation resulting from such Corporate Transaction or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Corporate Transaction) beneficially owns, directly or indirectly, 50 percent or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Corporate Transaction and (3) at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Corporate Transaction; or

(v) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

“Outstanding,” when used with reference to Common Stock at any date, shall mean all issued shares of Common Stock (including, but without duplication, shares deemed issued pursuant to Article III) at such date, except shares then held in the treasury of the Company.

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“Person” shall mean any individual, corporation, partnership, trust, organization, association or other entity.

“Securities Act” shall mean the Securities Act of 1933 and the rules and regulations promulgated thereunder, all as the same shall be in effect at the time.

“Warrant” shall mean this Warrant and any successor or replacement Warrant delivered in accordance with Section 2.3 or Section 6.8.

“Warrant Office” is defined in Section 2.1.

“Warrant Shares” shall mean the shares of Common Stock purchased or purchasable by the Holder upon exercise of this Warrant pursuant to Article I hereof.

ARTICLE V

Covenant of the Company

The Company covenants and agrees that this Warrant shall be binding upon any corporation succeeding to the Company by merger, consolidation, or acquisition of all or substantially all of the Company’s assets.

ARTICLE VI

Miscellaneous

6.1 Entire Agreement. This Warrant contains the entire agreement between the Holder and the Company with respect to the Warrant Shares that it can purchase upon exercise hereof and the related transactions and supersedes all prior arrangements or understanding with respect thereto.

6.2 Governing Law. This Warrant shall be governed by and construed in accordance with the internal laws of the State of Texas, without regard to its conflict of law provisions.

6.3 Waiver and Amendment. Any term or provision of this Warrant may be waived at any time by the party which is entitled to the benefits thereof, and any term or provision of this Warrant may be amended or supplemented at any time by agreement of the Holder and the Company, except that any waiver of any term or condition, or any amendment or supplementation, of this Warrant must be in writing. A waiver of any breach or failure to enforce any of the terms or conditions of this Warrant shall not in any way affect, limit or waive a party’s rights hereunder at any time to enforce strict compliance thereafter with every term or condition of this Warrant.

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6.4 Illegality. In the event that any one or more of the provisions contained in this Warrant shall be determined to be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in any other respect and the remaining provisions of this Warrant shall not, at the election of the party for whom the benefit of the provision exists, be in any way impaired.

6.5 Copy of Warrant. A copy of this Warrant shall be filed among the records of the Company.

6.6 Notice. Any notice or other document required or permitted to be given or delivered to the Holder shall be delivered at, or sent by certified or registered mail to such Holder at, the last address shown on the books of the Company maintained at the Warrant Office for the registration of this Warrant or at any more recent address of which the Holder shall have notified the Company in writing. Any notice or other document required or permitted to be given or delivered to the Company, other than such notice or documents required to be delivered to the Warrant Office, shall be delivered at, or sent by certified or registered mail to, the office of the Company or any other address within the continental United States of America as shall have been furnished by the Company to the Holder.

6.7 Limitation of Liability: Not Stockholders. No provision of this Warrant shall be construed as conferring upon the Holder the right to vote, consent, receive dividends or receive notices other than as herein expressly provided in respect of meetings of stockholders for the election of directors of the Company or any other matter whatsoever as a stockholder of the Company. No provision hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of such Holder for the purchase price of any shares of Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

6.8 Exchange, Loss, Destruction, etc. of Warrant. Upon receipt of evidence satisfactory to the Company of the loss, theft, mutilation or destruction of this Warrant, and in the case of any such loss, theft or destruction upon delivery of a bond of indemnity in such form and amount as shall be reasonably satisfactory to the Company, or in the event of such mutilation upon surrender and cancellation of this Warrant, the Company will make and deliver a new Warrant of like tenor, in lieu of such lost, stolen, destroyed or mutilated Warrant; provided, however, that the original recipient of this Warrant shall not be required to provide any such bond of indemnity and may in lieu thereof provide his agreement of indemnity. Any Warrant issued under the provisions of this Section 6.8 in lieu of any Warrant alleged to be lost, destroyed or stolen, or in lieu of any mutilated Warrant, shall constitute an original contractual obligation on the part of the Company. This Warrant shall be promptly canceled by the Company upon the surrender hereof in connection with any exchange or replacement. The Holder shall pay all taxes (including securities transfer taxes) and all other expenses and charges payable in connection with the preparation, execution and delivery of Warrants pursuant to this Section 6.8.

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6.9 Headings. The Article and Section and other headings herein are for convenience only and are not a part of this Warrant and shall not affect the interpretation thereof.

SIGNATURES BEGIN ON THE FOLLOWING PAGE

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IN WITNESS WHEREOF, the Company has caused this Warrant to be signed in its name.

Dated: March 2, 2012

INDEPENDENCE CONTRACT DRILLING, INC.

By:
Name:	Byron Dunn
Title:	Chief Executive Officer

HOLDER

GLOGAL ENERGY SERVICES OPERATING, LLC

By
Name:	Michael Stansberry
Title:	President

14

SUBSCRIPTION NOTICE

The undersigned, the holder of the foregoing Warrant, hereby elects to exercise purchase rights for                  shares of Common Stock represented by said Warrant for, and to purchase thereunder                  shares of the Common Stock covered by said Warrant and herewith makes payment in full therefor pursuant to Section 1.1 of such Warrant, and requests (a) that certificates for such shares (and any securities or other property issuable upon such exercise) be issued in the name of, and delivered to, and (b) if such shares shall not include all of the shares issuable as provided in said Warrant, that a new Warrant of like tenor and date for the balance of the shares issuable thereunder be delivered to the undersigned.

The undersigned represents that (1) unless being exercised in connection with the sale of Common Stock pursuant to a public offering under the Securities Act or other offering exempt from registration under the Securities Act and applicable state law, the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment not with view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares; (2) the undersigned is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision regarding its investment in the Company; (3) the undersigned is experienced in making investments of this type and has such knowledge and background in financial and business matters that the undersigned is capable of evaluating the merits and risks of this investment and protecting the undersigned’s own interests; (4) unless being exercised in connection with the sale of Common Stock pursuant to a public offering under the Securities Act or other offering exempt from registration under the Securities Act and applicable state law, the undersigned understands that the shares of Common Stock issuable upon exercise of this Warrant have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), by reason of a specific exemption from the registration provisions of the Securities Act, which exemption depends upon, among other things, the bona fide nature of the investment intent as expressed herein, and, because such securities have not been registered under the Securities Act, they must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available; (5) the undersigned is aware that the aforesaid shares of Comman Stock may not be sold pursuant to Rule 144 adopted under the Securities Act unless certain conditions are met and until the undersigned has held the shares for the number of years prescribed by Rule 144, that among the conditions for use of the Rule is the availability of current information to the public about the Company, and the Company has not made such information available and has no present plans to do so; and (6) the undersigned agrees not to make any disposition of all or any part of the aforesaid shares of Comman Stock unless and until there is then in effect a registration statement

15

under the Securities Act covering such proposed disposition and such disposition is made in accordance with said registration statement, or the undersigned has provided the Company with an opinion of counsel satisfactory to the Company, stating that such registration is not required.

Dated:             , 20

[INSERT NAME OF HOLDER]

By:
Name:
Title:

16

ASSIGNMENT

For value received, the undersigned (“Assignor”), hereby sells, assigns and transfers unto                      all right, title and interest in, that certain Warrant dated             , 2012, and does hereby irrevocably constitute and appoint                      attorney to transfer said Warrant on the books of the Company, with full power of substitution.

Dated:

            , 20

[INSERT NAME OF HOLDER]

By:
Name:
Title:

17

EXHIBIT D

Form of Deed

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OR ALL OF THE FOLLOWING INFORMATION FROM ANY INSTRUMENT THAT TRANSFERS AN INTEREST IN REAL PROPERTY BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER’S LICENSE NUMBER.

CONTRIBUTION GENERAL WARRANTY DEED

STATE OF TEXAS	§
	§	KNOW ALL PERSONS BY THESE PRESENTS:
COUNTY OF HARRIS	§

THAT, GLOBAL ENERGY SERVICES OPERATING, LLC, a Delaware limited liability company (“Grantor”), for and in consideration of the sum of TEN AND NO/100 DOLLARS ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, has CONTRIBUTED, GRANTED AND CONVEYED, and by these presents does CONTRIBUTE, GRANT AND CONVEY, unto INDEPENDENCE CONTRACT DRILLING, INC., a Delaware corporation (“Grantee”), all the following:

(a) all those certain lots, tracts or parcels of land, comprising the tracts of land located in the State of Texas and County of Harris and City of Houston (the “Land”), as more particularly described in Exhibit A attached hereto;

(b) all buildings, structures, improvements, construction-in-progress and fixtures of every kind and nature now or hereafter located on the Land or forming a part thereof (collectively, the “Improvements”); and

(c) all rights, tenements, hereditaments, easements, privileges and appurtenances belonging to the Land and Improvements, or any portion thereof, including without limitation, all titles, estates, interests, licenses, agreements, air rights, water and canal rights, mineral rights, and all other rights at any time acquired by Grantor in and to any of the foregoing, and all right, title and interest of Grantor in and to any land in any adjacent streets, alleys, easements and rights-of-way related to the Land (collectively, the “Appurtenances” and together with the Land and Improvements, collectively, the “Property”).

This conveyance is expressly made by Grantor and accepted by Grantee subject only to the permitted exceptions specified in Exhibit B attached hereto and incorporated herein by reference, to the extent same are valid and affect the Property.

TO HAVE AND TO HOLD the Property, together with all and singular the rights and appurtenances thereto in anywise belonging unto the said Grantee, its successors and assigns forever; and Grantor does hereby bind itself, its successors and assigns to WARRANT AND FOREVER DEFEND, all and singular, the said Property unto the said Grantee, its successors and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof.

Taxes for the current year have been prorated as of the date hereof, and Grantee assumes and agrees to pay the same.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

2

EXECUTED this the      day of March, 2012.

GRANTOR:

GLOBAL ENERGY SERVICES OPERATING, LLC, a Delaware limited liability company

By:
Michael Stansberry, Chief Executive Officer
STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

This instrument was acknowledged before me on this      day of March, 2012, by Michael Stansberry of GLOBAL ENERGY SERVICES OPERATING, LLC, a Delaware limited liability company, on behalf of said limited liability company.

Notary Public in and for the State of Texas

[personalized seal]

Grantee’s Mailing Address:

Independence Contract Drilling, Inc.
Attention: Chief Executive Officer
11616 North Galayda Street
Houston, Texas 77086

After Recording, Return to:
Fulbright & Jaworski L.L.P.
Attention: Tamarah Feigl
1301 McKinney, Suite 5100
Houston, Texas 77030

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EXHIBIT A

Legal Description of Property

A 15.050-ACRE TRACT OF LAND SITUATED IN THE WILEY S. POWELL SURVEY, ABSTRACT 622, HARRIS COUNTY, TEXAS, BEING OUT OF THE ALLEN INDUSTRIAL PARK, AN UNRECORDED SUBDIVISION OF 20.48821 ACRES AS DESCRIBED IN DEED TO IDM EQUIPMENT, LLC, RECORDED UNDER HARRIS COUNTY CLERK’S FILE NUMBERS 20070592667 OF THE OFFICIAL PUBLIC RECORDS OF REAL PROPERTY, (AS TO TRACTS 1-6) AND DEEDS TO IDM EQUIPMENT, LTD. RECORDED UNDER HARRIS COUNTY CLERK’S FILE NUMBER Z167750 OF THE OFFICIAL PUBLIC RECORDS OF REAL PROPERTY, (AS TO LOTS 7, 8 AND 9), HARRIS COUNTY CLERK’S FILE NUMBER Z167751 OF THE OFFICIAL PUBLIC RECORDS OF REAL PROPERTY, (AS TO LOTS 10 AND 11) AND HARRIS COUNTY CLERK’S FILE NUMBER 20070592669 OF THE OFFICIAL PUBLIC RECORDS OF REAL PROPERTY, (AS TO LOTS 12 AND 13); BEING MORE PARTICULARLY DESCRIBED BY METES AND BOUNDS AS FOLLOWS, (BEARINGS BASED ON THE TEXAS COORDINATE SYSTEM OF 1983, SOUTH CENTRAL ZONE (4204), AS DETERMINED BY GPS MEASUREMENTS):

BEGINNING at a 1-1/2-inch iron pipe found in the north right-of-way line of Breen Road (60-foot width) marking the southeast corner of a called 8-acre tract of land described in a special warranty deed to Donald M. Wright and Doris Glynda Wright recorded under Harris County Clerk’s File Number J253792 of the Official Public Records of Real Property, same being the southwest corner of said Lot 13 and of the herein described tract of land;

1.	THENCE North 02°14’10” West, with the east line of said Wright 8-acre tract and the west line of said Lots 13 (called Tract 5), 12 (called Tract 6), 11 and 10, at a distance of 189.34 feet pass a found 3/8-inch iron rod bears North 87°46’ East, 0.9 feet, at a distance of 377.34 feet pass a found 3/4-inch iron rod, continuing in all a total distance of 749.80 feet to a 1-1/2-inch iron pipe found at the northeast corner of said called 8-acre tract of land and an interior corner of said called Lot 10 and the herein described tract of land;

2.	THENCE South 87°17’31” West, a distance of 644.77 feet with the north line of said called 8-acre tract of land and a south line of said Lot 10 to a found 1-1/4-inch iron pipe found in the northeasterly right-of-way of the Burlington Northern Santa Fe Railroad at the northwest corner of said called 8-acre tract of land and the most west southwest corner of said called Lot 1 0 and of the herein described tract of land;

3.	THENCE North 27°56’57” West, a distance of 22.29 feet with said northeasterly right-of-way line of the Burlington Northern Santa Fe Railroad and the southwesterly line of said Lot 10 to a 5/8-inch iron rod with cap stamped “RPLS 5485” set at the southwest corner of a called 10.114 acre tract of land described in a deed to Entex (now Centerpoint Energy Entex) recorded under Harris County Clerk’s File Number T153368 of the Official Public Records of Real Property, the northwest corner of said Lot 10 and the herein described tract of land;

4.	THENCE North 87°17’31” East, with the south line of said called 10.114 acre tract of land and the north line of said Lot 10 and Lot 6 (called Tract 4), at 981.78 feet pass a found 5/8-inch iron rod at the common corner of said Lots 10 and 6, continuing in all a distance of 1321.88 feet to a 3/8-inch iron rod found at the northwest corner of a called 2.72897 acre tract of land described in a deed to IWC Services, Inc. recorded under Harris County Clerk’s File Number S592673 of the Official Public Records of Real Property and the northeast corner of said Lot 6 for the most northerly northeast corner of the herein described tract of land;

5.	THENCE South 02°14’10” East, a distance of 172.99 feet with the west line of said called 2.72897 acre tract of land and the east line of said Lot 6 to a 5/8-inch iron rod with cap stamped “RPLS 5485” set at the northwest corner of a called 0.41143-acre tract of land denoted as Tract 6 in said deed to IDM Equipment, LLC, recorded under Harris County Clerk’s File Number 20070592667 of the Official Public Records of Real Property for an interior corner of the herein described tract of land;

6.	THENCE North 87°45’35” East, a distance of 430.22 feet with the south line of said called 2.72897 acre tract of land and the north line of said called 0.41143-acre tract of land to an “X” cut in concrete set at the point of curvature of a curve to the left;

7.	THENCE continuing along the south line of said called 2.72897-acre tract of land and the north line of said called 0.41143-acre tract of land and with the arc of said curve to the left having an arc length of 70.25 feet, a radius of 76.91 feet, a central angle of 52°20’00” and a chord which bears North 61°35’23” East, 67.83 feet to an “X” cut in concrete set at the point of reverse curvature of a curve to the right;

8.	THENCE continuing along the south line of said called 2.72897-acre tract of land and the north line of said called 0.41143-acre tract of land and with the arc of said reverse curve to the right having an arc length of 85.17 feet, a radius of 106.91 feet, a central angle of 45°38’36” and a chord which bears North 58°14’42” East, 82.93 feet to an “X” cut in concrete set in the west right-of-way line of North Houston Rosslyn Road (width varies) at the northeast corner of said called 0.41143-acre tract of land for the most easterly northeast corner of the herein described tract of land;

9.	THENCE South 02°14’10” East, a distance of 30.29 feet with said west right-of-way line of North Houston Rosslyn Road as described in a deed to the County of Harris recorded under Harris County Clerk’s File Number K542290 of the Official Public Records of Real Property and the east line of said called 0.41143-acre tract of land to a 5/8-inch iron rod with cap stamped “RPLS 1628” found at the northeast corner of a called 1.8478 acre tract of land described in a deed to Four Seasons Business Park 1, LLC recorded under Harris County Clerk’s File Number 20070032770 of the Official Public Records of Real Property and the southeast corner of said called 0.41143-acre tract of land for the most easterly southeast corner of the herein described tract of land;

10.	THENCE along the north line of said called 1.8478 acre tract of land and the south line of said called 0.41143-acre tract of land, with the arc of a non-tangent curve to the left having an arc length of 57.73 feet, a radius of 76.91 feet, a central angle of 43°00’39” and having a chord which bears South 56°55’44” West, 56.39 feet to a 5/8-inch iron rod with cap found stamped “RPLS 1628” at the point of reverse curvature of a curve to the right;

11.	THENCE along the north line of said called 1.8478 acre tract of land and the south line of said called 0.41143-acre tract of land, with a the arc of said reverse curve to the right having an arc length of 97.65 feet, a radius of 106.91 feet, a central angle of 52°20’00” and having a chord which bears South 61°35’24” West, 94.29 feet to a 5/8-inch iron rod with cap found stamped “RPLS 1628” at the point of tangency;

12.	THENCE South 87°45’35” West, a distance of 409.50 feet, along the north line of said called 1.8478 acre tract of land and the south line of said called 0.41143-acre tract of land to an “X” cut in concrete set in the east line of a called 0.2058-acre tract of land denoted as Tract 1 in said deed to IDM Equipment, LLC, recorded under Harris County Clerk’s File Number 20070592667 of the Official Public Records of Real Property for an interior corner of the herein described tract of land;

13.	THENCE South 02°11’14” East, a distance of 141.00 feet with the west line of said called 1.8478-acre tract of land and said called Tract 1 to a 5/8-inch iron rod with cap stamped “RPLS 1628” found at the southwest corner of said called 1.8478-acre tract of land and the southeast corner of said called Tract 1 for an interior corner of the tract herein described tract of land;

14.	THENCE North 87°45’35” East, a distance of 542.66 feet with the south line of said called 1.8478-acre tract of land and the north line of a called 2.8611-acre tract of land denoted as Tract 2 and 3 in said deed to IDM Equipment, LLC, recorded under Harris County Clerk’s File Number 20070592667 of the Official Public Records of Real Property to a 5/8-inch iron rod with cap stamped “RPLS 1628” found in the west right-of-way line North Houston Rosslyn Road (width varies) as described in a deed to the County of Harris recorded under Harris County Clerk’s File Number K542289 of the Official Public Records of Real Property at the southeast corner of said called 1.8478-acre tract of land and the northeast corner of said called Tract 2 and 3 for an east corner of the herein described tract of land;

15.	THENCE South 02°14’10” East, a distance of 206.03 feet with said west right-of-way line of North Houston Rosslyn Road and the east line of said called Tract 2 and 3 to a 5/8-inch iron rod with cap stamped “RPLS 5485” set for the southeast corner of said called Tract 2 and 3 and the northeast corner of a called 1.4969-acre tract of land described in a deed to Meritex Properties, L.P. recorded under Harris County Clerk’s File Number N541080 of the Official Public Records of Real Property for the most east southeast corner of the herein described tract of land from which a broken 2-1/2-inch galvanized fence post bears South 54°14’ East, 0.5 feet;

16.	THENCE South 87°45’35” West, a distance of 602.70 feet with the north line of said called 1.4969-acre tract of land and a called 1.56688-acre tract of land described in a deed to Chapman & Cole recorded under Harris County Clerk’s File Number L379848 of the Official Public Records of Real Property and a deed to Chapman Children’s Trust and Cole Children’s Trust recorded under Harris County Clerk’s File Number S850545 of the Official Public Records of Real Property and the south line of said called Tract 2 and 3 to a 5/8-inch iron rod found in the east line of a called 1.2651-acre tract of land denoted as Lot 8 in said deed to IDM Equipment, Ltd. Recorded under Harris County Clerk’s File Number 2167750 of the Official Public Records of Real Property, at the northwest corner of said called 1.4969-acre tract and the southwest corner of said called Tract 2 and 3 for an interior corner of the herein described tract of land;

17.	THENCE South 02°14’10” East, a distance of 222.63 feet with the east line of said called Lot 8 and Lot 9, a called 1.25667-acre tract of land also described in heretofore noted deed, and the west line of said called 1.56688-acre tract of land to a 5/8-inch iron rod found in the north right-of-way line of Breen Road (60-foot width) at the southwest corner of said called 1.56688-acre tract of land and the southeast corner of said called Lot 9 for the most south southeast corner of the herein described;

18.	THENCE South 87°30’29” West, along the said north right-of-way line of Breen Road and the south line of said called Lot 9 and said called Lot 13, at 320.98 feet pass a found 3/8” iron rod found, all a total distance of 627.99 feet to the POINT OF BEGINNING and containing 15.050-acres (655,582 square feet) of land.

EXHIBIT B

Permitted Exceptions

1.	Gas Pipeline easement 10 feet in width as granted unto Entex, Inc. by document filed under Harris County Clerk’s File No. G086415.

2.	An easement 10 feet in width together with an aerial easement for electric distribution facilities as granted unto Houston Lighting & Power Company by document filed under Harris County Clerk’s File No. G293840.

3.	Ingress and egress easements 30 feet in width as dedicated in document filed under Harris County Clerk’s File No. G586577; and further subject to the terms, conditions and stipulations contained therein.

4.	An un-located pipeline(s) easement granted to United Gas Pipeline Company by instrument(s) recorded in Volume 3456, Page 556 of the Deed Records of Harris County, Texas.

5.	An un-located pipeline(s) easement granted to Industrial Gas Supply Corporation by instrument(s) filed for record under Harris County Clerk’s File No(s). D574206.

6.	An un-located pipeline(s) easement granted to Industrial Gas Supply Corporation by instrument(s) filed for record under Harris County Clerk’s File No(s). D574205.

7.	An easement 10 feet wide, together with an aerial easement for electric distribution facilities as granted unto Houston Lighting & Power Company by document filed under Harris County Clerk’s File No. D129195.

8.	Water line easement as granted unto Harris County Municipal Utility District No. 366 by document filed under Harris County Clerk’s File No. V529730.

9.	Aerial easement for electric distribution facilities as granted unto Houston Lighting & Power Company by document filed under Harris County Clerk’s File No. G120565.

10.	Telecommunications easement and right-of-way as granted unto Southwestern Bell Telephone Company by document filed under Harris County Clerk’s File No. G293426.

11.	An easement to lay, maintain, alter, repair and operate a railroad track over a 60 foot by 20 foot tract at the most northwest comer as granted unto Donald W. Wright by document filed under Volume 7511, Page 591 (C863408) of the Deed Records of Harris County, Texas.

12.	Mineral reservation and the covenants and agreements contained in document filed under Volume 3294, Page 231 of the Deed Records of Harris County, Texas.

B-1

13.	Terms, conditions and stipulations contained with that certain mineral estate created under Oil and Gas Lease recorded in Volume 305, Page 63, of the Contract Records of Harris County, Texas. Surface rights waived by document filed under Harris County Clerk’s File No. lA23036; and the creation of a drill site at the most westerly southeast comer of our subject tract of land.

14.	The following items as shown per survey prepared by Kevin Drew McRae, R.P.L.S. No. 5485, dated April 21, 2011 (Revised and updated on December 1, 2011);

a.	Rights or claims, if any of fence(s) traversing the utility easement(s).

b.	An encroachment created by concrete and gravel over the Entex easement filed under G086415.

c.	An encroachment created by gravel and concrete into the United gas pipeline easement recorded in Volume 3456, Page 556 of the Deed Records of Harris County, Texas along the east property line.

d.	An encroachment created by gravel and concrete into the Texas Compressor pipeline easement recorded under Harris County Clerk’s File No. D574205 along the east property line.

e.	Any easements which may exist by virtue of telephone pedestals, telephone junction boxes sanitary man holes, water valves, water meters, gas meters, power poles, light poles billboards, inlet grates, electric outlet box.

f.	Encroachments of pavement and fencing, onto said called Tract 6 which is a 30-foot ingress/egress easement described in document filed under Harris County Clerk’s File Number G586577 of the Official Public Records of Real Property, from a called 1.8478 acre tract described in a deed to Four Seasons Business Park I. LLC recorded under Harris County Clerk’s File Number 20070032770 of the Official Public Records of Real Property and paving onto a called 2.72897 acre tract described in a deed to IWC Services, Inc. recorded under Harris County Clerk’s File Number S592673 of the Official Public Records of Real Property.

g.	Encroachment of gravel area along the north boundary (Lot 6) onto a called 10.114 acre tract described in a deed to Entex (now Centerpoint Energy Entex) recorded under Harris County Clerk’s File Number T153368 of the Official Public Records of Real Property.

h.	Fences do not follow property lines.

15.	Deed of Trust dated May 9, 2011, filed for record under Harris County Clerk’s File No(s). 201 10190625, executed by GLOBAL ENERGY SERVICES OPERATING, LLC, a Delaware limited liability company to KEVIN RAFFERTY, Trustee(s), for the benefit of IBERIABANK.

B-2

EXHIBIT E

Form of Transition Services Agreement

TRANSITION SERVICES AGREEMENT

THIS TRANSITION SERVICES AGREEMENT (this “Agreement”) is made effective as of March 2, 2012 (the “Effective Date”), by and between INDEPENDENCE CONTRACT DRILLING, INC., a Delaware corporation (the “Company”) and GLOBAL ENERGY SERVICES OPERATING, LLC, a Delaware limited liability company (“GES”). The Company and GES may hereinafter be referred to together as the “Parties” and individually as a “Party”.

RECITALS:

WHEREAS, The Company and GES, among others, have entered that certain Asset Contribution and Share Subscription Agreement (as amended, the “Contribution Agreement”) dated as of November 23, 2011 providing for GES to contribute the GES Contributed Assets (all capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Contribution Agreement); and

WHEREAS, during the Transition Period (as defined herein), GES will require the use of a portion of the Real Estate, certain services provided by the Company while it establishes operations at a new location, and access to the Company’s information technology system (“IT System”) to extract information that is unrelated to the post-Closing operations of the Company; and

WHEREAS, during the Transition Period, the Company will require certain services provided by GES; and

WHEREAS, the Company is willing to provide GES (i) access to and use of a portion of the Real Estate and (ii) those certain services contemplated by this Agreement during the Transition Period; and

WHEREAS, GES is willing to provide the Company with those certain services contemplated by this Agreement during the Transition Period;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1. Term. The initial term of this Agreement shall commence on the Closing Date and shall continue for a period ending on the last day of the six (6) month period commencing on the Closing Date (the “Transition Period”), subject, however, to earlier termination in accordance with the provisions contained herein. Notwithstanding the foregoing, the Transition Period will automatically be extended for successive thirty (30) day periods thereafter, unless either party provides written notice of its intent to terminate this Agreement to the other party not less than fifteen (15) days prior to the expiration of the applicable period (a “Termination Notice”), in which case this Agreement shall terminate upon the expiration of such applicable period.

2. Use of the Real Estate. Contemporaneously with the execution of this Agreement, the Company and GES shall enter into the Lease Agreement. Subject to the terms of the Lease Agreement, the use and occupancy of the Real Estate by GES will not unreasonably interfere with or prevent the use and occupancy of the Real Estate by the Company for the purposes and in the manner that the Real Estate was previously used and occupied by GES in connection with the operation of the Business.

3. Shared Services. Subject to the terms and conditions set forth herein, the Company and GES shall share certain services during the Transition Period, as further listed on Exhibit A attached hereto (the “Shared Services”). From time to time, the Parties may mutually agree to include additional services to be shared upon mutually agreeable terms and conditions, and may amend Exhibit A accordingly.

4. Transition Services Provided by the Company. During the Transition Period, the Company shall provide GES with certain services as follows:

4.1 Company Transition Services. Subject to the terms and conditions set forth herein, the Company shall provide those certain Shared Services required to support the business of GES and its affiliate, Southwest Oilfield Products, Inc. (collectively, the “GES Post-Closing Business”), during the Transition Period in the ordinary course of business and consistent with past practices (collectively, the “Company Transition Services”) and shall use commercially reasonable efforts to provide such Company Transition Services to ensure uninterrupted continuity of the GES Post-Closing Business. Except as specifically set forth herein or as otherwise set forth in the Contribution Agreement, the Company shall have no responsibility or liability for the operation of the GES Post-Closing Business.

4.2 Performance. Subject to the terms and conditions set forth herein, the Company shall provide the Company Transition Services, to the extent practicable, in the same manner in which such services were provided by GES to the GES Post-Closing Business prior to the Closing Date. Notwithstanding the foregoing, the Parties acknowledge that business conditions may require adjustments to the manner in which the Company provides the Company Transition Services in order to achieve continuity of the GES Post-Closing Business during the Transition Period.

4.3 Company Transition Services Involving IT System. The Company acknowledges that certain proprietary information owned by GES that is unrelated to the post-Closing operations of the Company is stored on the Company’s IT System, which is being transferred to the Company in connection with the transactions contemplated by the Contribution Agreement, including, without limitation, the engineering database of GES, the website server of GES and QSI, Traverse and AutoCAD programs and files (collectively, “GES IT”). The Company shall provide Michael Stansberry (the “GES Representative”), and certain other representatives of GES designated by the GES Representative and approved by the Company (such approval not to be unreasonably withheld, conditioned or delayed), with sufficient access to the Company’s IT System, and provide assistance with the efforts of GES to (i) extract the GES IT, (ii) transfer the business records of GES from the Company’s IT System to the information technology system of GES and (iii) permit the GES Post-Closing Business to be

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conducted consistent with past practice in the ordinary course of business prior to the Closing Date. Nevertheless, each of GES and the Company agree that the Company’s IT System may contain sensitive or proprietary information, or may be subject to obligations of confidentiality with third Parties, in which case the Company agrees to provide access to the extent reasonably practicable without implicating or jeopardizing any of the foregoing concerns or issues. The Company reserves the right to have representatives physically present to monitor and supervise any access to the Company’s IT System. GES agrees to promptly, but in no event later than thirty (30) days after its receipt of a written invoice from the Company, reimburse Company for any out of pocket costs associated with the these efforts.

4.4 Warranty Claim Services. In addition to the Company Transition Services, the Company shall provide all services required to repair or otherwise address any and all warranty claims related to the GES Contributed Assets that arise from the Business prior to the Closing Date (“Warranty Claim Services”). The Company shall perform the Warranty Claim Services, to the extent practicable, in the same manner in which such services were provided by GES to the Business prior to the Closing Date. Notwithstanding any provision herein to the contrary, GES shall reimburse the Company for any and all costs and expenses incurred by the Company in connection with such Warranty Claim Services within thirty (30) days of its receipt of a written invoice from the Company for such costs and expenses, subject to Section 6.3.

4.5 Limitation of Liability. Except in the case of bad faith or willful misconduct on the part of the Company, the Company’s sole liability and GES’s sole remedy for any breach of the Company’s obligation to provide Company Transition Services, the Warranty Claim Services or any obligations of the Company with respect to GES IT, in each case in accordance with this Section 4, shall be for the Company to perform or re-perform such Company Transition Services at no cost to GES.

5. Transition Services Provided by GES. During the Transition Period, GES shall provide the Company with certain services as follows:

5.1 GES Transition Services. Subject to the terms and conditions set forth herein, GES shall provide to the Company those certain Shared Services required to support the Business during the Transition Period in the ordinary course of business and consistent with past practices (collectively, the “GES Transition Services”) and shall use commercially reasonable efforts to provide such GES Transition Services to ensure uninterrupted continuity of the Business. Except as specifically set forth herein or as otherwise set forth in the Contribution Agreement, GES shall have no responsibility or liability for the operation of the Business.

5.2 Performance. Subject to the terms and conditions set forth herein, GES shall provide the GES Transition Services, to the extent practicable, in the same manner in which such services were provided by GES to the Business prior to the Closing Date. Notwithstanding the foregoing, the Parties acknowledge that business conditions may require adjustments to the manner in which the GES provides the GES Transition Services in order to achieve continuity of the Business during the Transition Period.

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5.3 Contract Management Services. To the extent that GES is unable to contribute or assign on the Closing Date any contracts or agreements that are among the GES Contributed Assets, GES shall use all reasonable efforts to maintain such contracts and agreements in the same manner as prior to the Closing Date and shall cooperate with the Company in its efforts to transfer such contracts and agreements to the Company (the “Contract Management Services”). Notwithstanding any provision herein to the contrary, the Company shall reimburse GES for any and all costs and expenses incurred by GES in connection with such Contract Management Services within thirty (30) days of its receipt of a written invoice from GES for such costs and expenses, subject to Section 6.3.

5.4 Limitation of Liability. Except in the case of bad faith or willful misconduct on the part of GES, GES’s sole liability and the Company’s sole remedy for any breach of GES’s obligation to provide GES Transition Services in accordance with this Section 5 shall be for GES to perform or re-perform such GES Transition Services at no cost to the Company.

6. Inventory Unrelated to the Rig Contract. During and after the Transition Period, certain items of inventory owned by GES (the “GES Inventory”), a list of which is attached hereto as Exhibit B, will be under the control and care of the Company. In the event the Company desires to utilize an item of the GES Inventory in the business of the Company, GES shall sell such item to the Company at cost. It is understood that within fifteen (15) days from the date hereof, the Company will provide GES with a list of items of GES Inventory that it intends to purchase (the “Purchased GES Inventory”), which purchase will be consummated as soon as reasonably practicable thereafter. Following such purchase of the Purchased GES Inventory by the Company, GES shall be free to sell any remaining items of GES Inventory not purchased by the Company (the “Remaining GES Inventory”) to any third party. The Company shall provide GES access, during normal business hours and without materially interfering with the Company’s conduct of its business, to the Remaining GES Inventory as reasonably requested by GES. The Company shall have no liability or responsibility with respect to maintaining the Remaining GES Inventory or any loss, damage or destruction suffered by the Remaining GES Inventory, and shall be entitled to segregate the Remaining GES Inventory from the Purchased GES Inventory and its other properties and assets. All Remaining GES Inventory shall be removed from the Company’s property, at GES’s sole cost and expense, no later than six (6) months from the date hereof, unless extended by written agreement of the parties. The terms of this Section 6 shall survive the expiration of the Transition Period.

7. Payment.

7.1 Company Transition Services. On a monthly basis, the Company shall calculate the costs and expenses related to each Shared Service performed by the Company and shall provide GES with a monthly written invoice outlining (i) the costs and expenses related to such Shared Services during such month, including the persons performing such Shared Services and (ii) GES’s percentage share of such costs and expenses. GES shall pay to the Company the percentage share for the applicable service as set forth in the column titled “Percentage GES Share” on Exhibit A attached hereto; provided, however, to the extent Exhibit A designates that the costs and expenses related to a Shared Service are calculated “Hourly By Job”, GES shall

4

pay to the Company all of the costs and expenses incurred for each specific job performed by the Company. Any payments made by GES pursuant to this Section 6.1 shall be made within no more than fifteen (15) days after the date of receipt by GES of the Company’s invoice.

7.2 GES Transition Services. On a monthly basis, GES shall calculate the costs and expenses related to each Shared Service performed by GES and shall provide the Company with a monthly written invoice outlining (i) the costs and expenses related to such Shared Services during such month, including the persons performing such Shared Services and (ii) the Company’s percentage share of such costs and expenses. The Company shall pay to CJES the percentage share for the applicable service as set forth in the column titled “Percentage ICD Share” on Exhibit A attached hereto; provided, however, to the extent Exhibit A designates that the costs and expenses related to a Shared Service are calculated “Hourly By Job”, the Company shall pay to GES all of the costs and expenses incurred for each specific job performed by GES. Any payments made by the Company pursuant to this Section 6.2 shall be made within no more than fifteen (15) days after the date of receipt by the Company of GES’s invoice.

7.3 Right to Audit. Each Party shall have the right, at its sole expense, and no more than once during the Transition Period, to audit the books and records of the other Party at any time during normal business hours; provided that the Party requesting such audit shall provide at least five (5) days prior written notice of the date of such intended audit to the other Party. During such respective audit, the audited Party shall grant the requesting Party access to its books and records and cooperate with the reasonable requests of the requesting Party related to such audit.

8. Indemnity.

8.1 Indemnification by GES. Without limiting any other provision of this Agreement or any other rights and remedies available to the Company at law or in equity pursuant to any other agreement, GES covenants and agrees to indemnify and hold harmless the. Company, and each of its agents, members, managers, officers, directors, representatives and employees from any and all claims, demands, complaints, liabilities, losses, damages, and all reasonable costs and expenses (including attorney’s fees) arising from or relating to (a) the actions of the Company (to the extent such costs and expenses are incurred in accordance with the terms hereof) in connection with the provision of the Company Transition Services, the Warranty Claim Services (b) any obligations of the Company with respect to GES IT or the GES Inventory or (c) the use of the Real Estate by GES, except, in each case, relating to any bad faith or willful misconduct by the Company.

8.2 Indemnification by the Company. Without limiting any other provision of this Agreement or any other rights and remedies available to GES at law or in equity pursuant to any other agreement, the Company covenants and agrees to indemnify and hold harmless GES, and each of its agents, members, managers, officers,. representatives and employees from any and all claims, demands, complaints, liabilities, losses, damages, and all reasonable costs and expenses, the Warranty Claim Services or any obligations of the Company with respect to GES IT arising from or relating to the actions of GES (to the extent such costs and expenses are incurred in accordance with the terms hereof) in connection with the provision of the GES Transition Services, except relating to any bad faith or willful misconduct by GES.

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8.3 No Special Damages. In no event shall either Party be liable to the other Party for lost profits or for any indirect, special, incidental or consequential damages, except in the case of bad faith or willful misconduct.

8.4 Insurance. Each Party and its subcontractors, if any, at their own expense, shall maintain their own insurance coverage throughout the Transition Period with respect to such risks as shall be agreed upon by the Parties. All insurance and coverage required by this Section 6.4 shall be maintained in amounts, and with amounts and percentages of retained risk, which are consistent with those carried by those engaged in similar business activities of a similar size with similar exposures. Upon request, each Party shall deliver Certificates of Insurance in a form reasonably satisfactory to the other Party evidencing the existence of insurance required above.

9. Termination.

9.1 Default by the Company. If the Company fails to comply with any term, provision or covenant of this Agreement, and such failure continues for ten (10) days after receipt of written notice of such failure from GES, GES may terminate this Agreement by providing written notice thereof to the Company. However, if the Companies failure to comply cannot reasonably be cured within ten (10) days, the Company shall be allowed additional time (not to exceed an additional thirty (30) days) as is reasonably necessary to cure the failure so long as: (a) the Company commences to cure the failure within the ten (10) day period following GES’s initial written notice, and (b) the Company diligently pursues a course of action that will cure the failure and bring the Company back into compliance with this Agreement.

9.2 Default by GES. If GES fails to comply with any term, provision or covenant of this Agreement, and such failure continues for ten (10) days after receipt of written notice of such failure from the Company, the Company may terminate this Agreement by providing written notice thereof to GES. However, if GES’s failure to comply cannot reasonably be cured within ten (10) days, GES shall be allowed additional time (not to exceed an additional thirty (30) days) as is reasonably necessary to cure the failure so long as: (a) GES commences to cure the failure within the ten (1 0) day period following the Company’s initial written notice, and (b) GES diligently pursues a course of action that will cure the failure and bring GES back into compliance with this Agreement.

9.3 Mutual Agreement. This Agreement may be terminated at any time by mutual written agreement of the Parties.

9.4 Expiration. Unless previously terminated pursuant to Sections 8.1, 8.2 or 8.3, this Agreement shall terminate upon the expiration of the Transition Period, as extended pursuant to Section 1.

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10. Cooperation and Further Assurance. Each of GES and the Company shall, upon request by the other Party, cooperate with the other Party by furnishing any additional information, executing and delivering any additional documents and/or instruments and doing any and all such other things as may be reasonably required by the Parties to consummate or otherwise implement the transactions contemplated by this Agreement. In addition, each Party acknowledges and agrees that the purpose of this Agreement is to ensure an orderly and efficient transition of their respective businesses, and that each Party agrees to use its reasonable efforts to provide the other with any other transition assistance reasonably requested but not specifically addressed herein, at the requesting Party’s sole cost an expense.

11. Effect of Secondment Agreement. The Parties agree that the Transferred Employees that have accepted an offer of employment from the Company will not become employees of the Company until April 1, 2012, and during the period between the Closing and such date of employment, the Parties may, pursuant to the terms of the Contribution Agreement, enter into a reasonable and customary secondment arrangement or agreement with terms acceptable to both Parties, providing that GES will make the Transferred Employees that have accepted an offer of employment from the Company available to the Company at the Company’s sole cost and expense (the “Secondment Agreement”). The Secondment Agreement, if entered into between the Parties, shall in no way affect the terms or provisions of this Agreement, and the terms and provisions of this Agreement shall in no way affect the terms and provisions of any Secondment Agreement.

12. Notices. Any notice to be given pursuant to this Agreement shall be deemed effective if given personally, or by telephone, telegram, telecopy, facsimile or other electronic transmission, or by letter to a designated officer of GES and the Company, as the case may be. Notice in person, or by telephone, telegram, telecopy, facsimile or other electronic transmission shall be deemed effective when given. Notice by mail shall be deemed effective seventy-two (72) hours after deposit in the United States mails, and properly addressed with postage prepaid.

If, to the Company:	with copies to:

Independence Contract Drilling, Inc.	Fulbright & Jaworski, L.L.P.
11616 N. Galayda Street	1301 McKinney, Suite 5100
Houston, Texas 77086	Houston, Texas 77010
Attn: Chief Executive Officer	Attention: David S. Peterman
Telephone: (281) 820-7895	Telephone: (713) 651-3635
Facsimile: (281) 605-5034	Facsimile: (713) 615-5246

if to GES:	with copies to:

Global Energy Services Operating, LLC	Boyar Miller
11616 N. Galayda Street	4265 San Felipe, Suite 1200
Houston, Texas 77086	Houston, Texas 77027
Attn: Chief Executive Officer	Attention: J. William Boyar
Telephone: (281) 447-9000	Telephone: (832) 615-4218
Facsimile: (832) 645-7421	Facsimile: (713) 552-1758

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or other such addresses as may be furnished by the Parties from time to time in writing.

13. Compliance with Applicable Laws. Both Parties shall comply with all applicable laws and restrictions imposed thereunder in the conduct of their obligations under this Agreement.

14. Governing Law; Venue. The interpretation, construction and performance of this Agreement, the other documents delivered pursuant hereto and the legal relations among the Parties shall be governed by and construed in accordance with the internal laws of the State of Texas applicable to contracts made and to be wholly performed in such state. All disputes, controversies or differences that may arise out of, in relation to, or in connection with this Agreement or the breach thereof shall be brought in the state or federal courts sitting in Harris County, Texas, to which the Parties irrevocably submit. It is agreed that venue shall lie exclusively in the courts of Harris County, Texas with respect to the foregoing matters.

15. Miscellaneous.

15.1 Assignment. Neither this Agreement nor the rights or obligations of GES or the Company hereunder are assignable in whole or in part by either Party without the prior written consent of the other Party. This Agreement shall be binding upon and shall inure to the benefit of the Parties hereto and their respective permitted successors and assigns.

15.2 Independent Contractor Relationship. Each Party’s relationship with the other Party under this Agreement shall be that of an independent contractor.

15.3 Entire Agreement. Together with the Contribution Agreement (including the other agreements contemplated thereby), this Agreement embodies the entire agreement and understanding of the Parties and supersedes any and all prior agreements, arrangements and understandings relating to matters provided for herein.

15.4 Amendments. The provisions of this Agreement may be amended or waived only by an instrument in writing signed by the Party against which enforcement of such amendment or waiver is sought. Any waiver of any term or condition of this Agreement or any breach hereof shall not operate as a waiver of any other such term, condition or breach, and no failure to enforce any provision hereof shall operate as a waiver of such provision or of any other provision hereof.

15.5 Headings. The headings are for convenience only and will not control or affect the meaning or construction of the provisions of this Agreement.

15.6 Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument. Any counterpart executed by a Party and delivered by electronic transmission, including by portable document format, shall be valid as an original counterpart of this Agreement.

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15.7 Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. Any invalid or unenforceable provision shall be modified to the extent necessary to allow for enforceability and to give effect to the original intent of the Parties to the extent possible.

15.8 No Third Party Beneficiaries. Nothing in this Agreement shall create or be deemed to create any third-party beneficiary rights or any obligations in any person or entity not a Party to this Agreement (other than any Party’s permitted successor or assignee). No Party may assert any claim against any officer, director, shareholder, partner, manager, employee, representative, agent or member of any Party (unless such officer, director, shareholder, partner, manager, employee, representative, agent or member is also a party hereto) under this Agreement with respect to any obligation arising out of this Agreement or the transactions contemplated hereby.

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IN WITNESS WHEREOF, the Parties hereto have executed this agreement as of the day and year first above written.

THE COMPANY:

INDEPENDENCE CONTRACT DRILLING, INC., a Delaware corporation

By:
Byron Dunn,
Chief Executive Officer

GES:

GLOBAL ENERGY SERVICES OPERATING, LLC, a Delaware limited liability company

By:
Michael Stansberry,
Chief Executive Officer

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Exhibit A

Shared Services and Percentage Share

Department Number	Department	Percentage ICD Share	Percentage GES Share	Calculation Method
Direct

501	Mechanical			Hourly by job

502	Electrical			Hourly by job

503	Fabrication			Hourly by job

504	Yard Construction			Hourly by job

505	Engineering			Hourly by job

506	Field Service			Hourly by job

507	Training			Hourly by job

Indirect

521	Customer Service			Hourly by job

522	Project Management			Hourly by job

523	Mfg Management			Hourly by job

524	Mfg Mechanical			Hourly by job

525	Mfg Electrical			Hourly by job

526	Mfg Fabrication			Hourly by job

527	Mfg Yard Construction			Hourly by job

528	Mfg Bldg Facilities			Per Lease Agreement

529	Engineering Management			Hourly by job

530	Engineering Electrical			Hourly by job

531	Engineering Controls			Hourly by job

532	Engineering Structural Mechanical			Hourly by job

533	Engineering Applications			Hourly by job

SG&A

611	Sales - Outside			Hourly by job

612	Sales - Inside

619	Document Control			Hourly by job

620	Information Technology			Hourly by job

621	Finance & Accounting	See below[1]	See below[1]	Salary/Wage and Fringes until separated

622	Human Resources			Percentage of total number of employees until separated

[1]

For the first two months of the Transition Period, the Percentage ICD Share shall be 50% and the Percentage GES Share shall be 50%. For the third month of the Transition Period, the Percentage ICD Share shall be 60% and the Percentage GES Share shall be 40%. For the fourth month of the Transition Period, the Percentage ICD Share shall be 70% and the Percentage GES Share shall be 30%. Thereafter, for the remainder of the Transition Period, the parties shall negotiate in good faith to agree upon the Percentage ICD Share and the Percentage GES Share.

623	Supply Chain	75	25	Salary/Wage and Fringes until separated, but no transition service shall be provided after 30 days.

624	Quality Control	80	20	Salary/Wage and Fringes until separated, but no transition service shall be provided after 30 days.

625	Planning	100	0

626	Safety	80	20	Salary/Wage and Fringes until separated, but no transition service shall be provided after 30 days.

NA	Facility Overhead Costs			Per Lease Agreement

Exhibit B

GES Inventory

EXHIBIT F

Form of Registration Rights Agreement

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of March 2, 2012, by and among Independence Contract Drilling, Inc., a Delaware corporation (together with any successor entity thereto, the “Company”), FBR Capital Markets & Co., a Delaware corporation, as the initial purchaser/placement agent (“FBR”) for the benefit of FBR and the purchasers of the Company’s common stock, $0.01 par value per share (“Common Stock”), as participants (“Participants”) in the private placement by the Company of shares of its Common Stock, the Contribution Investors (as defined below), and the early investors (the “Early Investors”), and the direct and indirect transferees of FBR, each of the Participants, each of the Contribution Investors and each of the Early Investors.

With respect to FBR and the Participants, this Agreement is made pursuant to the Purchase/Placement Agreement (the “Purchase/Placement Agreement”), dated as of March 1, 2012, between the Company and FBR in connection with the purchase and sale or placement of an aggregate of 5,000,000 shares of Common Stock (plus up to an additional 1,000,000 shares to cover additional allotments, if any). In order to induce FBR to enter into the Purchase/Placement Agreement, the Company has agreed to provide the registration rights provided for in this Agreement to FBR, the Participants, and their respective direct and indirect transferees. The execution of this Agreement is a condition to the closing of the transactions contemplated by the Purchase/Placement Agreement.

The parties hereby agree as follows:

1.	Definitions

As used in this Agreement, the following terms shall have the following meanings. Each reference to a form, rule or regulation of the Commission (as defined below) shall also refer to any similar form, rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such form, rule or regulation.

Accredited Investor Shares: Shares initially sold by the Company to “accredited investors” (within the meaning of Rule 501(a) promulgated under the Securities Act) as Participants.

Affiliate: As to any specified Person, (i) any Person directly or indirectly owning, controlling or holding, with power to vote, ten percent or more of the outstanding voting securities of such other Person, (ii) any Person, ten percent or more of whose outstanding voting securities are directly or indirectly owned, controlled or held, with power to vote, by such other Person, (iii) any Person directly or indirectly controlling, controlled by or under common control with such other Person, (iv) any executive officer, director, trustee or general partner of such Person and (v) any legal entity for which such Person acts as an executive officer, director, trustee or general partner. An indirect relationship shall include circumstances in which a Person’s spouse, children, parents, siblings or mother, father, sister- or brother-in-law share the same household with such Person or has the described relationship with such Person.

Agreement: As defined in the preamble.

Board of Directors: As defined in Section 6(a) hereof.

Business Day: With respect to any act to be performed hereunder, each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in New York, New York or other applicable places where such act is to occur are authorized or obligated by applicable law, regulation or executive order to close.

Commission: The U.S. Securities and Exchange Commission.

Common Stock: As defined in the preamble.

Company: As defined in the preamble.

Contribution Investors: Each of RAC and GES or any of their respective Affiliates, permitted transferees, successors and assigns.

Contribution Agreement: The Asset Contribution and Share Subscription Agreement dated as of November 23, 2011, by and among the Company, RAC and GES, as amended as of the date of this Agreement.

Controlling Person: As defined in Section 7(a) hereof.

Early Investor Shares: Registrable Shares held by the Early Investors.

Early Investors: As defined in the preamble.

End of Suspension Notice: As defined in Section 6(b) hereof.

Exchange Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the Commission pursuant thereto.

FBR: As defined in the preamble.

FINRA: The Financial Industry Regulatory Authority, formerly the National Association of Securities Dealers, Inc.

GES: Global Energy Services Operating, LLC, a Delaware limited liability company.

Holder: Each record owner of any Registrable Shares from time to time, including FBR and its Affiliates to the extent FBR or any such Affiliate holds any Registrable Shares.

Indemnified Party: As defined in Section 7(c) hereof.

Indemnifying Party: As defined in Section 7(c) hereof.

Initial Demand Period: The period commencing upon the first anniversary of the date of this Agreement and ending thirty (30) days thereafter.

IPO Registration Statement: A registration statement on Form S-1 or such other form under the Securities Act providing for the initial public offering of shares of Common Stock.

Issuer Free Writing Prospectus: As defined in Section 2(j) hereof.

Later Demand Period: The period commencing eighteen (18) months after the date of this Agreement and ending on the earlier of (a) twenty-one (21) months after the date of this Agreement and (b) such time as, for any Holder, in the opinion of counsel to the Company, (i) all such Registrable Shares proposed to be sold by such Holder may be sold in a single transaction without registration under the Securities Act pursuant to Rule 144, (ii) the Company has become subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act for a period of at least ninety (90) days and is current in the filing of all such required reports, and (iii) the Registrable Shares of such Holder have been listed for trading on a national securities exchange.

Liabilities: As defined in Section 7(a) hereof.

No Objections Letter: As defined in Section 5(t) hereof.

Nominee: As defined in Section 3(d) hereof.

Participants: As defined in the preamble.

Person: An individual, partnership, corporation, trust, limited liability company, unincorporated organization, government or agency or political subdivision thereof, or any other legal entity.

Proceeding: An action (including a class action), claim, demand, suit or proceeding (including without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or, to the knowledge of the Person subject thereto, threatened.

Prospectus: The prospectus included in any Registration Statement, including any preliminary prospectus at the “time of sale” within the meaning of Rule 159 under the Securities Act and all other amendments and supplements to any such prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference, if any, in such prospectus.

Purchase/Placement Agreement: As defined in the preamble.

Purchaser Indemnitee: As defined in Section 7(a) hereof.

RAC: Independence Contract Drilling LLC, a Delaware limited liability company.

Registrable Shares: The Rule 144A Shares, the Accredited Investor Shares, the Regulation S Shares, upon original issuance thereof, and at all times subsequent thereto, and the Early Investors Shares from and after the date of this Agreement, including upon the transfer thereof by the original Holder or any subsequent Holder and any shares or other securities issued in respect of such Registrable Shares by reason of or in connection with any stock dividend, stock distribution, stock split, purchase in any rights offering or in connection with any exchange for or replacement of such Registrable Shares or any combination of shares, recapitalization, merger or consolidation, or any other equity securities issued pursuant to any other pro rata distribution with respect to the Common Stock, until, in the case of any such Rule 144A Share, Accredited Investor Share or Regulation S Share, the earliest to occur of (i) the date on which the resale of such share has been registered pursuant to the Securities Act and it has been disposed of in accordance with the Registration Statement relating to it, (ii) in the event the Company is subject to the reporting requirements of Section 13(a) or 15(d) of the Exchange Act, the date on which it has been transferred pursuant to Rule 144 (or any similar provision then in effect) or is freely saleable by its Holder pursuant to Rule 144 without any restrictions (such as volume or manner of sale restrictions and current public information requirements) under Rule 144, (iii) the date on which it is sold to the Company or ceases to be outstanding, or (iv) the date on which it is transferred to an unrestricted CUSIP and listed or included on the New York Stock Exchange or The Nasdaq Global Market, or on an alternative trading system and qualified under the applicable state securities or “blue sky” laws of all 50 states.

Registration Expenses: Any and all expenses incident to the performance of or compliance with this Agreement, including, without limitation: (i) all Commission, securities exchange, and FINRA registration, listing, inclusion and filing fees; (ii) all fees and expenses incurred in connection with compliance with international, federal or state securities or blue sky laws (including, without limitation, any registration, listing and filing fees and fees and disbursements of counsel in connection with blue sky qualification of any of the Registrable Shares and the preparation of a blue sky memorandum and compliance with the rules of FINRA); (iii) all expenses in preparing or assisting in preparing, word processing, duplicating, printing, delivering and distributing any Registration Statement, any Prospectus, any amendments or supplements thereto, any underwriting agreements, securities sales agreements, certificates and any other documents relating to the performance under and compliance with this Agreement; (iv) all fees and expenses incurred in connection with the listing or inclusion of any of the Registrable Shares on any securities exchange pursuant to Section 5(n) of this Agreement; (v) the fees and disbursements of counsel for the Company and of the independent registered public accounting firm of the Company (including, without limitation, the expenses of any special audit and “cold comfort” letters required by or incident to the performance of this Agreement); (vi) reasonable fees and disbursements of counsel reasonably acceptable to the Company for the Holders and the underwriters, selected by the underwriters (such counsel, “Selling Holders’ Counsel”); provided that if such counsel is prevented from representing both the underwriters and the Holders, separate counsel shall be provided; and (vii) any fees and disbursements customarily paid in issues and sales of securities (including the fees and expenses of any experts retained by the Company in connection with any Registration Statement); provided, however, that Registration Expenses shall exclude brokers’ or underwriters’ discounts and commissions, if any, relating to the sale or disposition of Registrable Shares by a Holder.

Registration Statement: Any registration statement of the Company that covers the resale of Registrable Shares pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto and all material incorporated by reference or deemed to be incorporated by reference, if any, in such registration statement.

Regulation S: Regulation S promulgated by the Commission pursuant to the Securities Act, as such regulation may be amended from time to time.

Regulation S Shares: Shares initially resold by FBR pursuant to the Purchase/Placement Agreement to “non-U.S. persons” (in accordance with Regulation S) in an “offshore transaction” (in accordance with Regulation S).

Rule 144: Rule 144 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time.

Rule 144A: Rule 144A promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time.

Rule 144A Shares: Shares initially resold by FBR pursuant to the Purchase/Placement Agreement to “qualified institutional buyers” (as such term is defined in Rule 144A).

Rule 158: Rule 158 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time.

Rule 159: Rule 159 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time.

Rule 405: Rule 405 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time.

Rule 415: Rule 415 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time.

Rule 424: Rule 424 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time.

Rule 429: Rule 429 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time.

Rule 433: Rule 433 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time.

Securities Act: The Securities Act of 1933, as amended, and the rules and regulations promulgated by the Commission thereunder.

Selling Holders’ Counsel: As defined in clause (vi) of the definition for Registration Expenses.

Shares: The shares of Common Stock being offered and sold pursuant to the terms and conditions of the Purchase/Placement Agreement.

Shelf Registration Statement: A registration Statement for the sale or resale of any Registrable Shares from time to time pursuant to Rule 415.

Special Election Meeting: As defined in Section 3(a) hereof.

Sprott: Sprott Resource Corp.

Suspension Event: As defined in Section 6(b) hereof.

Suspension Notice: As defined in Section 6(b) hereof.

Trigger Date: As defined in Section 3(a) hereof.

Underwritten Offering: A sale of securities of the Company to an underwriter or underwriters for re-offering to the public.

2.	Demand Registration Rights; Piggyback Rights

(a)	Demand Registration Rights.

(i) At any time during the Initial Demand Period, Holders who hold in the aggregate fifty percent (50%) or more of the then outstanding Registrable Shares may on one occasion make a written request to the Company (a “Demand Request”) for registration under the Securities Act (a “Demand Registration”) of Registrable Shares held by such Holders. At any time during the Later Demand Period, Holders who hold in the aggregate twenty-five percent (25%) or more of the then outstanding Registrable Shares may on one occasion make a Demand Request for Demand Registration of Registrable Shares held by such Holders. In addition to the Demand Requests provided in the preceding sentences, at any time after the expiration of any lock-up period applicable to such Holder, (A) RAC or one or more of its distributees or transferees may on up to two occasions, (B) GES or one or more of its distributees or transferees may on one occasion, and (C) Sprott or one or more of its distributees or transferees may on one occasion after the first anniversary of the date of this Agreement make a Demand Request for a Demand Registration of Registrable Shares held by such Holder, and as long as such Holder beneficially owns 5% or more of the then outstanding shares of Common Stock, RAC, GES or Sprott shall be entitled to make such Demand Request whether or not the shares of Common Stock covered by such Demand Request are then Registrable Shares or are freely saleable by the Holder without any restrictions pursuant to Rule 144.

(ii) The Company may defer the filing (but not the preparation) of a registration statement required by this Section 2(a) until a date not later than sixty (60) days after the Required Filing Date (as defined below) if (A) at the time the Company receives the Demand Request, the Company or its Subsidiaries are engaged in confidential negotiations, other confidential business activities or is otherwise in possession of material non-public information, disclosure of which would be required in such registration statement (but would not be required if such registration statement were not filed), and the Board of Directors of the Company (the “Board of Directors”) determines in good faith that such disclosure would be materially detrimental to the Company and its stockholders, (B) an investment banking firm advises the Company that effecting such registration would materially and adversely affect an offering of securities of the Company, or (C) prior to receiving the Demand Request, the Board of Directors had determined to effect a registered underwritten public offering of the Company’s equity securities for the Company’s account and the Company had taken substantial steps (including, but not limited to, selecting (subject to the terms of this Agreement) and entering into a letter of intent with the managing underwriter for such offering) and is proceeding with reasonable diligence to effect such offering. A deferral of the filing of a registration statement pursuant to this subsection (ii) shall be lifted, and the requested registration statement shall be filed forthwith, if: in the case of a deferral pursuant to clause (A) of the preceding sentence, the negotiations or other activities are disclosed or terminated; in the case of a deferral pursuant to clause (B) of the preceding sentence, such investment banking firm advises the Company that effecting such registration would no longer materially and adversely affect an offering of securities of the Company; or, in the case of a deferral pursuant to clause (C) of the preceding sentence, the proposed registration for the Company’s account is abandoned. In order to defer the filing of a registration statement pursuant to this subsection (ii), the Company shall promptly, upon determining to seek such deferral, deliver to a requesting holder a certificate signed by the President or CEO of the Company stating that the Company is deferring such filing pursuant to this subsection (ii) and the basis therefor. Within ten days after receiving such certificate, the requesting holder for which registration was previously requested may withdraw such request by giving notice to the Company; if withdrawn, the Demand Request shall be deemed not to have been made for all purposes of this Agreement. Notwithstanding the foregoing, the Company may not defer the filing a registration statement pursuant to this subsection (ii) for more than sixty (60) days in any twelve (12) month period.

(iii) Each Demand Request shall specify the number of Registrable Shares proposed to be sold by the Holders making the Demand Request. Upon receipt of such Demand Request, the Company shall promptly (but in no event later than ten days following receipt thereof) deliver notice of such Demand Request to all other holders of Registrable Shares. Subject to subsection (ii) of this Section 2(a), the Company shall use all commercially reasonable efforts to file the Demand Registration within ninety (90) days after receiving a Demand Request (the “Required Filing Date”) covering all outstanding Registrable Shares for which the Company has received the information required under Section 2(g) and shall use all commercially reasonable efforts to cause the same to be declared effective by the Commission as promptly as practicable after such filing. The Company shall pay its fees, costs and expenses, including cost of registration, consents, “comfort letter” and any company counsel opinions, related to any Demand Registration, and the Holders shall pay pro rata selling stockholder legal expenses, blue sky expenses and commissions or spread on Holder shares.

(iv) If RAC, GES or Sprott (or their respective distributees) elect to distribute the Registrable Shares covered by their Demand Request in an Underwritten Offering, they shall so advise the Company as a part of their Demand Request made pursuant to Section 2(a)(i), and the Company shall include such information in its notice to the other Holders of Registrable Shares. The Holders of a majority of the Registrable Shares initially requesting the Demand Registration shall select the investment banking firm or firms to act as the managing underwriter or underwriters in connection with such offering; provided, however, that such selection shall be subject to the consent of the Company, which consent shall not be unreasonably withheld or delayed.

(b) Notice; Piggyback Registration. Subject to the provisions of this Agreement, if the Company proposes to file a registration statement under the Securities Act with respect to an offering of any equity securities by the Company for its own account or for the account of any of its equity holders, (other than a registration statement on Form S-4 or Form S-8 (or such corresponding forms adopted by the Commission for use by foreign issuers), or any substitute form that may be adopted by the Commission, or any registration statement filed in connection with an exchange offer or offering of securities solely to the Company’s existing security holders), then the Company shall give written notice of such proposed filing to the Holders as soon as practicable (but in no event less than thirty (30) days before the anticipated effective date of such registration statement), and such notice shall offer each such Holder the opportunity to register the Registrable Shares held by each such Holder (a “Piggyback Registration”). Subject to the limitations in Sections 2(c) and 2(f) hereof, the Company shall include in each such Piggyback Registration all Registrable Shares requested to be included in the registration for such offering. Each such Holder of Registrable Shares shall be permitted to withdraw all or part of such Holder’s Registrable Shares from a Piggyback Registration at any time prior to the effective date thereof.

By electing to include the Registrable Shares in any IPO Registration Statement, the Holder of such Registrable Shares shall be deemed to have agreed not to effect any public sale or distribution of other securities of the Company of the same or similar class or classes of the securities included in the IPO Registration Statement or any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144 or Rule 144A under the Securities Act, during such periods as reasonably requested (but in no event for a period longer than thirty (30) days prior to and one hundred eighty (180) days following the effective date of the IPO Registration Statement) by the representatives of the underwriters, if an Underwritten Offering, or by the Company in any other registration, provided, however, that (a) each Holder shall be allowed a proportionate release from the foregoing restriction granted to any other Holder, director or executive officer, as applicable (with such proportion being determined by dividing the number of shares being released with respect to such Holder, director or executive officer, as applicable by the total number of issued and outstanding shares held by such Holder, director or executive officer, as applicable), (b) such restrictions shall not apply to any shares of Common Stock of the Company bought in the open market following the effective date of the IPO Registration Statement and (c) it shall be a condition to any Holder’s agreement to be bound by the restrictions set forth above that all the executive officers and directors of the Company then holding shares of Common Stock of the Company or securities convertible into or exchangeable or exercisable for shares of Common Stock of the Company enter into agreements that are no less restrictive.

(c) Obligations of the Company. Whenever required under this Section 2 to effect the registration of any Registrable Shares, the Company shall, as expeditiously as reasonably possible:

(i) Prepare and file with the Commission a registration statement with respect to such Registrable Shares and use its commercially reasonable efforts to cause such registration statement to be declared effective, and keep such registration statement effective for at least ninety (90) days; provided, however, that if Holders of Registrable Shares exercising a Demand Registration request that such registration statement be filed on Form S-3 under Rule 415 on a continuous basis and such filing is permitted under applicable Commission rules, the Company shall keep such registration statement effective until all such Registrable Shares are sold thereunder and/or cease to be Registrable Shares, or for two years if earlier.

(ii) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement for at least ninety (90) days, or such longer period in connection with a Rule 415 offering described in Section 2(c)(i) above.

(iii) Furnish to the participating Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Shares owned by them.

(iv) Use its reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or “blue sky” laws of such jurisdictions in the United States as shall be reasonably requested by the participating Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

(v) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering.

(vi) Notify each Holder covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, such obligation to continue for at least ninety (90) days, or such longer period in connection with a Rule 415 offering described in Section 2(c)(i) above.

(vii) Use its reasonable efforts to cause all such Registrable Shares registered pursuant hereunder to be listed on each securities exchange on which the Common Stock is then listed.

(viii) Provide a transfer agent and registrar for all Registrable Shares registered pursuant hereto and a CUSIP number for all such Registrable Shares, in each case not later than the effective date of such registration.

(ix) Use its reasonable efforts to furnish, at the request of any Holder requesting registration of Registrable Shares pursuant to this Article 2, on the date that such Registrable Shares are delivered to the underwriters for sale in connection with a registration pursuant to this Article 2, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (A) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and (B) a letter dated such date, from the independent registered public accounting firm of the Company, in form and substance as is customarily given by independent registered public accounting firms to underwriters in an underwritten public offering, addressed to the underwriters, if any.

(d) Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not enter into any agreement with any holder or prospective holder of any securities of the Company which would grant such holder or prospective holder registration rights that are more favorable than the registration rights of the Holders.

(e) Selection of Underwriters. In connection with a Demand Registration that will be an Underwritten Offering, the Holders shall have the right to designate the managing underwriter in accordance with Section 2(a)(iv). The Board of Directors shall have the right to designate, in their sole and absolute discretion, the managing underwriter with respect to any Piggyback Registration and shall select such additional underwriters to be used in connection with the offering, if any. In the event of any Demand Registration or Piggyback Registration, the managing underwriter, the Company and the selling Holders will enter into an agreement appropriate to the circumstances, containing provisions for, among other things, compensation, indemnification, contribution, and representations and warranties, which are usual and customary for similar agreements entered into by the managing underwriter or other investment bankers of national standing acting in similar transactions.

(f) Underwriters’ Cut-Backs.

(i) The Company shall use all commercially reasonable efforts to cause the managing underwriter of a proposed Underwritten Offering (including an offering pursuant to a Demand Registration), as the case may be, to permit the Registrable Shares requested to be included in the registration statement for such offering under Section 2(b) or pursuant to other piggyback registration rights, if any, granted by the Company (“Piggyback Securities”) to be included on the same terms and conditions as any similar securities included therein. Notwithstanding the foregoing, the Company shall not be required to include any Holder’s Piggyback Securities in such offering unless such Holder accepts the terms of the underwriting agreement between the Company and the managing underwriter or underwriters, and otherwise complies with the provisions of Section 2(i) below. If the managing underwriter or underwriters of a proposed Underwritten Offering advise the Company in writing that in its or their opinion the total amount of securities, including Piggyback Securities, to be included in such offering is sufficiently large to potentially impede or interfere with the offering, then in such event the securities to be included in such offering shall be allocated first to the Company and then, to the extent that any additional securities can, in the opinion of such managing underwriter or underwriters, be sold without any such potential to impede or interfere with the offering, pro rata among the Holders of Registrable Shares on the basis of the number of Registrable Shares requested to be included in such registration by each such Holder.

(ii) If a Demand Registration involves an Underwritten Offering and the managing underwriter of the requested Demand Registration advises the Company and the holders of Registrable Shares in writing that in its opinion the number of shares of Common Stock proposed to be included in the Demand Registration, including all Registrable Shares and all other shares of Common Stock proposed to be included in such Underwritten Offering, exceeds the number of shares of Common Stock which can be sold in such Underwritten Offering and/or the number of shares of Common Stock proposed to be included in such registration would adversely affect the price per share of the Registrable Shares proposed to be sold in such Underwritten Offering, the Company shall include in such Demand Registration (A) first, the number of Registrable Shares that the Holders of Registrable Shares propose to sell, and (B) second, the number of shares of Common Stock proposed to be included therein by any other Persons (including shares of Common Stock to be sold for the account of the Company and/or other holders of Common Stock) allocated among such Persons pro rata or in such manner as they may agree. If the managing underwriter determines that less than all of the Registrable Shares proposed to be sold can be included in such offering, then the Registrable Shares that are included in such offering shall be allocated pro rata among the respective Holders thereof on the basis of the number of Registrable Shares owned by each such Holder.

(g) Participation. No Holder may participate in any underwritten registration under this Article 2 unless such Holder (A) agrees to sell such Holder’s Registrable Shares on the basis provided in any underwriting arrangements approved by the Person entitled hereunder to approve such arrangements, (B) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and this Agreement and (C) if requested by another Person participating in such underwritten registration, agrees that all securities convertible or exchangeable into shares of Common Stock that are included in such underwritten registration shall be so converted or exchanged on or prior to the consummation thereof.

(h) Termination or Postponement by the Company. Notwithstanding anything herein to the contrary except in the case of a Demand Registration, at any time prior to the effectiveness of any registration statement filed pursuant hereto, the Company shall have the right, in its sole and absolute discretion, not to proceed with the registration of any securities pursuant to such registration statement and, in the event that the Company exercises such right, no Holder of Registrable Shares shall have any right to require the Company to register any such Registrable Shares except in accordance with the express provisions of this Agreement. In the case of a registration statement filed pursuant Section 2(a), at any time after the filing of such registration statement but prior to the effectiveness thereof, the Company shall have the right to postpone requesting that the Commission declare such registration statement effective:

(i) for the contractual lock-up period relating to any underwritten public offering of Company securities or any private placement of Company securities made pursuant to Rule 144A; and

(ii) for a period of up to sixty (60) days in any twelve (12) month period if the Company is engaged in confidential negotiations, other confidential business activities or is otherwise in possession of material non-public information, disclosure of which would be required in such registration statement (but would not be required if such registration were not filed), and the Board of Directors determines in good faith that such disclosure would be materially detrimental to the Company and its stockholders;

provided, however, that the Company may not postpone requesting the effectiveness of a registration statement filed pursuant to Section 2(a) pursuant to this Section 2{h) more than once every twelve (12) months. The Company may only terminate a Demand Registration and withdraw a registration statement filed pursuant to Section 2(a) with the consent of the Holder submitting the Demand Request relating thereto or upon receipt of a request for such withdrawal from the Commission.

(i) Lock-Up Letters. Each Holder of Registrable Shares (whether or not such Registrable Shares are included in a registration statement pursuant hereto) agrees to execute a written agreement not to effect any public sale or distribution of the issue being registered or of any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144, during the ten (10) days prior to, and during the sixty (60) day period (or shorter period permitted by the managing underwriter, if applicable) beginning on, the effective date of a registration statement filed pursuant hereto except as part of such registration if and to the extent requested by the Company, in the case of a non-underwritten public offering, or if and to the extent requested by the managing underwriter or underwriters, as the case may be, in the case of an underwritten public offering.

(j) Issuer Free Writing Prospectus. The Company represents and agrees that, unless it obtains the prior consent of Holders of a majority of the Registrable Shares that are registered under a Registration Statement at such time or the consent of the managing underwriter in connection with any Underwritten Offering of Registrable Shares, and each Holder represents and agrees that, unless it obtains the prior consent of the Company and any such underwriter, it will not make any offer relating to the Registrable Shares that would constitute an “issuer free writing prospectus,” as defined in Rule 433 (an “Issuer Free Writing Prospectus”), or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405, required to be filed with the Commission.

3.	Special Election Meeting.

(a) Special Election Meeting. If a Registration Statement registering the resale of Registrable Shares has not been declared effective by the Commission, and the Registrable Shares have not been listed for trading on a national securities exchange, on or before 270 days after (i) the end of the Initial Demand Period if a Demand Request was made in accordance with Section 2(a) during the Initial Demand Period or (ii) the date the Company receives any Demand Request made in accordance with Section 2(a) during the Later Demand Period (such date, as applicable, the “Trigger Date”), a special meeting of stockholders (the “Special Election

Meeting”) shall be called in accordance with the Bylaws of the Company. The Special Election Meeting shall occur as soon as possible following the Trigger Date but in no event more than sixty (60) days after the Trigger Date.

(b) Purposes of Meeting. The Special Election Meeting called in accordance with the Bylaws of the Company shall be called solely for the purposes of: (i) voting upon proposals to remove each then-serving director of the Company; and (ii) electing such number of directors as there are then vacancies on the Board of Directors (including any vacancies created by the removal of any director pursuant to this Section 3(b)). The removal of any director pursuant to Section 3(b)(i) hereof shall require the affirmative vote of holders of a majority of all outstanding Registrable Shares, provided, however, that Registrable Shares that are owned, directly or indirectly, by an “executive officer” (as defined in Rule 405) of the Company shall not be deemed to be outstanding, and, if such affirmative vote is obtained, shall be effective immediately upon the receipt of the final report of the Inspector of Elections for the Special Election Meeting that reports the receipt of the requisite vote to approve the proposal to remove such director. Notwithstanding the foregoing provisions of this Section 3(b), the Special Election Meeting need not be called or held if the Holders of at least two-thirds (2/3) of the outstanding Registrable Shares waive (at a duly called meeting of stockholders or by written consent) such requirement; provided however, that Registrable Shares that are owned, directly or indirectly, by an “executive officer” (as defined in Rule 405 of the Securities Act) of the Company shall not be deemed to be outstanding for this purpose.

(c) Proxy. To secure the obligations of each Contribution Purchaser to vote the Common Stock owned by them at the Special Election Meeting, each Contribution Purchaser hereby appoints the Secretary of the Company, or his or her designees, as such Contribution Purchaser’s true and lawful proxy and attorney, with the power to act alone and with full power of substitution, to vote all of such Contribution Purchaser’s Common Stock at the Special Election Meeting and to execute all appropriate instruments consistent with this Agreement on behalf of such Contribution Purchaser if, and only if, such Contribution Purchaser fails to vote such Contribution Purchaser’s Common Stock or fails to execute such other instruments in accordance with the provisions of this Agreement within five (5) days of the Company’s or any other party’s written request for such Contribution Purchaser’s written consent or signature. The proxy and power granted by each Contribution Purchaser pursuant to this Section 3(c) are coupled with an interest and are given to secure the performance of such party’s duties under this Agreement. Each such proxy and power will be irrevocable for the term hereof. The proxy and power, so long as any party hereto is an individual, will survive the death, incompetency and disability of such party or any other individual holder of the Contribution Purchaser’s Common Stock and, so long as any party hereto is an entity, will survive the merger or reorganization of such party or any other entity holding any Common Stock previously held by a Contribution Purchaser. Such proxy shall terminate as to a Contribution Purchaser without any further action upon the earlier of (i) the final report of the vote of the Inspector of Elections with respect to the Special Election Meeting or the waiver described in Section 3(b) hereof or (ii) the effective date of the Registration Statement registering the resale of the Registrable Shares.

(d) Nominations. Nominations of individuals for election to the Board of Directors at the Special Election Meeting may only be made (i) by or at the direction of the Board of Directors or (ii) upon receipt by the Company of written notice of Holders entitled to cast, or direct the casting of, not less than twenty percent (20%) of all the votes entitled to be cast at the Special Election Meeting and containing the information specified by Section 3(e) hereof. Each individual whose nomination is made in accordance with this Section 3(d) is hereinafter referred to as a “Nominee.”

(e) Procedure for Stockholder Nominations. For nominations of individuals for election to the Board of Directors to be properly brought before the Special Election Meeting by Holders pursuant to Section 3(b) hereof, the Holders must have given notice thereof in writing to the Secretary of the Company not later than 5:00 p.m., Eastern Time, on the tenth (10th) day after the Trigger Date. Such notice shall include each such proposed Nominee’s written consent to serve as a director, if elected, and shall specify:

(i) as to each proposed Nominee, the name, age, business address and residence address of such proposed Nominee and all other information relating to such proposed Nominee that would be required, pursuant to Regulation 14A promulgated under the Exchange Act (or any successor provision), to be disclosed in a contested solicitation of proxies with respect to the election of such individual as a director; and

(ii) as to each Holder giving the notice, the class, series and number of all shares of capital stock of the Company that are owned by such Holder, beneficially or of record.

(f) Notice. Not less than fifteen (15) nor more than twenty-five (25) days before the Special Election Meeting, the Secretary of the Company shall give to each stockholder entitled to vote at, or to receive notice of, such meeting at such stockholder’s address as it appears in the share transfer records of the Company, notice in writing setting forth (i) the time and place of the Special Election Meeting, (ii) the purposes for which the Special Election Meeting has been called and (iii) the name of each Nominee.

(g) This Section 3 shall be incorporated into the Company’s Bylaws.

4.	Rules 144 and 144A Reporting

With a view to making available the benefits of certain rules and regulations of the Commission that may at any time permit the resale of the Registrable Shares to the public without registration, the Company agrees to:

(a) make and keep current public information available, as those terms are understood and defined in Rule 144, at all times after the effective date of the first registration statement under the Securities Act filed by the Company for an offering of its securities to the general public;

(b) to file with the Commission in a timely manner all reports and other documents required to be filed by the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements);

(c) so long as a Holder owns any Registrable Shares, if the Company is not required to file reports and other documents under the Securities Act and the Exchange Act, it will make available other information as required by, and so long as necessary to permit sales of Registrable Shares pursuant to, Rule 144 or Rule 144A, and in any event shall make available (either by mailing a copy thereof, by posting on the Company’s website, or by press release) to each Holder a copy of:

(i) the Company’s annual consolidated financial statements (including at least balance sheets, statements of profit and loss, statements of stockholders’ equity and statements of cash flows) prepared in accordance with U.S. generally accepted accounting principles, accompanied by an audit report of the Company’s independent accountants, not later than one hundred twenty (120) days after the end of the fiscal year ending December 31, 2011 and not later than ninety (90) days after the end of each fiscal year of the Company thereafter; and

(ii) the Company’s unaudited quarterly financial statements (including at least balance sheets, statements of profit and loss, statements of stockholders’ equity and statements of cash flows) prepared in a manner consistent with the preparation of the Company’s annual financial statements, no later than forty-five (45) days after the end of each of the first three fiscal quarters of the Company;

(d) hold, a reasonable time after the availability of such financial statements and upon reasonable notice to the Holders and FBR (either by mail, by posting on the Company’s website, or by press release), a quarterly investor conference call to discuss such financial statements, which call will also include an opportunity for the Holders to ask questions of management with regard to such financial statements, and until the second anniversary of the date of this Agreement will also cooperate with, and make management reasonably available to, FBR personnel in connection with making Company information available to investors; and

(e) so long as a Holder owns any Registrable Shares, to furnish to the Holder promptly upon written request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and with the Securities Act and the Exchange Act (at any time after its has become subject to the reporting requirements of the Exchange Act), (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents of the Company, and take such further actions, as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such Registrable Shares without registration.

5.	Registration Procedures

In connection with the obligations of the Company with respect to any registration pursuant to this Agreement, the Company shall use its commercially reasonable efforts to effect or cause to be effected the registration of the Registrable Shares under the Securities Act to permit the sale of such Registrable Shares by the Holder or Holders in accordance with the Holder’s or Holders’ intended method or methods of distribution, and the Company shall:

(a) notify the managing underwriter and Selling Holders’ Counsel, in writing, at least ten (10) Business Days prior to filing a Registration Statement, of its intention to file a

Registration Statement with the Commission and, at least five (5) Business Days prior to filing, provide a copy of the Registration Statement to the managing underwriter, its counsel and Selling Holders’ Counsel for review and comment; prepare and file with the Commission, as specified in this Agreement, a Registration Statement(s), which Registration Statement(s) shall (x) comply as to form in all material respects with the requirements of the Securities Act and the applicable form and include all financial statements required by the Commission to be filed therewith and (y) be acceptable to the managing underwriter, its counsel and Selling Holders’ Counsel; notify the managing underwriter and Selling Holders’ Counsel in writing, at least five (5) Business Days prior to filing of any amendment or supplement to such Registration Statement and, at least three (3) Business Days prior to filing, provide a copy of such amendment or supplement to the managing underwriter, its counsel and Selling Holders’ Counsel for review and comment; promptly following receipt from the Commission, provide to the managing underwriter, its counsel and Selling Holders’ Counsel copies of any comments made by the staff of the Commission relating to such Registration Statement and of the Company’s responses thereto for review and comment; and use its commercially reasonable efforts to cause such Registration Statement to become effective as soon as practicable after filing and to remain effective, subject to Section 6 hereof, until the earlier of (i) such time as all Registrable Shares covered thereby have been sold in accordance with the intended distribution of such Registrable Shares, (ii) there are no Registrable Shares outstanding or (iii) the first anniversary of the effective date of such Registration Statement (subject to extension as provided in Section 6(c) hereof and the condition that the Registrable Shares have been transferred to an unrestricted CUSIP, are listed or included on the New York Stock Exchange or the Nasdaq Global Market, pursuant to Section 5(n) of this Agreement, or on an alternative trading system with the Registrable Shares qualified under the applicable state securities or “blue sky” laws of all fifty (50) states, and can be sold under Rule 144 without limitation as to manner of sale or volume); provided, however, that if the Company has an effective Shelf Registration Statement on Form S-1 (or other form then available to the Company) under the Securities Act and becomes eligible to use Form S-3 or such other short-form registration statement form under the Securities Act, the Company may, upon thirty (30) Business Days prior written notice to all Holders, register any Registrable Shares registered but not yet distributed under the effective Shelf Registration Statement on such a short-form Shelf Registration Statement unless any Holder registered under the initial Shelf Registration Statement notifies the Company within fifteen (15) Business Days of receipt of the Company notice that such a registration under a new Registration Statement and de-registration of the initial Shelf Registration Statement would interfere with its distribution of Registrable Shares already in progress, in which case, the Company shall delay the effectiveness of the short-form Registration Statement and termination of the then-effective initial Registration Statement or any short-form Registration Statement for a period of not less than thirty (30) days from the date that the Company receives the notice from such Holders requesting a delay;

(b) subject to Section 5(i) hereof, (i) prepare and file with the Commission such amendments and post-effective amendments to each such Registration Statement as may be necessary to keep such Registration Statement effective for the period described in Section 5(a) hereof; (ii) cause each Prospectus contained therein to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 or any similar rule that may be adopted under the Securities Act; and (iii) comply with the provisions of the Securities Act with respect to the disposition of all securities covered by each Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the selling Holders thereof;

(c) furnish to the Holders, without charge, as many copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto and such other documents as such Holder may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Shares; the Company consents, subject to Section 6 hereof, to the use of such Prospectus, including each preliminary Prospectus, by the Holders, if any, in connection with the offering and sale of the Registrable Shares covered by any such Prospectus;

(d) use its commercially reasonable efforts to register or qualify, or obtain exemption from registration or qualification for, all Registrable Shares by the time the applicable Registration Statement is declared effective by the Commission under all applicable state securities or “blue sky” laws of such jurisdictions as the managing underwriter or any Holder of Registrable Shares covered by a Registration Statement shall reasonably request in writing, keep each such registration or qualification or exemption effective during the period such Registration Statement is required to be kept effective pursuant to Section 5(a) and do any and all other acts and things that may be reasonably necessary or advisable to enable such Holder to consummate the disposition in each such jurisdiction of such Registrable Shares owned by such Holder; provided, however, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction or to register as a broker or dealer in such jurisdiction where it would not otherwise be required to qualify but for this Section 5(d) and except as may be required by the Securities Act, (ii) subject itself to taxation in any such jurisdiction, or (iii) submit to the general service of process in any such jurisdiction;

(e) use its commercially reasonable efforts to cause all Registrable Shares covered by such Registration Statement to be registered and approved by such other governmental agencies or authorities as may be necessary to enable the Holders thereof to consummate the disposition of such Registrable Shares;

(f) notify the managing underwriter and each Holder promptly and, if requested by the managing underwriter or any Holder, confirm such advice in writing (1) when a Registration Statement has become effective and when any post-effective amendments and supplements thereto become effective, (2) of the issuance by the Commission or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any Proceeding for that purpose, (3) of any request by the Commission or any other federal, state or foreign governmental authority for (A) amendments or supplements to a Registration Statement or related Prospectus or (B) additional information and (4) of the happening of any event during the period a Registration Statement is effective as a result of which such Registration Statement or the related Prospectus or any document incorporated by reference therein contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading (which information shall be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made) and (5) at the request of any such Holder, promptly to furnish to such Holder a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the purchaser of such securities, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(g) use its commercially reasonable efforts to avoid the issuance of, or if issued, to obtain the withdrawal of, any order enjoining or suspending the use or effectiveness of a Registration Statement or suspending the qualification of (or exemption from qualification of) any of the Registrable Shares for sale in any jurisdiction, as promptly as practicable;

(h) upon request, promptly furnish to each requesting Holder of Registrable Shares covered by a Registration Statement, without charge, one conformed copy of such Registration Statement and any post-effective amendment or supplement thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);

(i) except as provided in Section 6 hereof, upon the occurrence of any event contemplated by Section 5(f)(4) hereof, use its commercially reasonable efforts to promptly prepare a supplement or post-effective amendment to a Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Shares, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(j) if requested by the representative of the underwriters, if any, or any Holders of Registrable Shares being sold in connection with such offering, (i) promptly incorporate in a Prospectus supplement or post-effective amendment such information as the representative of the underwriters, if any, or such Holders indicate relates to them or that they reasonably request be included therein and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as reasonably practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

(k) in the case of an Underwritten Offering, use its commercially reasonable efforts to furnish to the underwriters a signed counterpart, addressed to the underwriters, of: (i) an opinion of counsel for the Company, dated the date of each closing under the underwriting agreement, customary and reasonably satisfactory to the underwriters; and (ii) a “comfort” letter, dated the effective date of such Registration Statement and the date of each closing under the underwriting agreement, signed by the independent registered public accounting firm who has certified the Company’s financial statements included in such Registration Statement, covering substantially the same matters with respect to such Registration Statement (and the Prospectus included therein) and with respect to events subsequent to the date of such financial statements, as are customarily covered in accountants’ letters delivered to underwriters in underwritten public offerings of securities and such other financial matters as the underwriters may reasonably request;

(l) enter into customary agreements (including in the case of an Underwritten Offering, an underwriting agreement in customary form and reasonably satisfactory to the Company) and take all other reasonable action in connection therewith in order to expedite or facilitate the distribution of the Registrable Shares included in such Registration Statement and, in the case of an Underwritten Offering, make representations and warranties to the Holders covered by such Registration Statement and to the underwriters in such form and scope as are customarily made by issuers to underwriters in Underwritten Offerings and confirm the same to the extent customary if and when requested;

(m) make available for inspection by representatives of the Holders and the representative of any underwriters participating in any disposition pursuant to a Registration Statement and any special counsel or accountants retained by such Holders or underwriters, all financial and other records, pertinent corporate documents and properties of the Company and cause the respective officers, directors and employees of the Company to supply all information reasonably requested by any such representatives, the representative of the underwriters, counsel thereto or accountants in connection with a Registration Statement; provided, however, that such records, documents or information that the Company determines, in good faith, to be confidential and notifies such representatives, representative of the underwriters, counsel thereto or accountants are confidential shall not be disclosed by such representatives, representative of the underwriters, counsel thereto or accountants unless (i) the disclosure of such records, documents or information is necessary to avoid or correct a misstatement or omission in a Registration Statement or Prospectus, (ii) the release of such records, documents or information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, or (iii) such records, documents or information have been generally made available to the public; provided, further, that the representatives of the Holders and any underwriters will use commercially reasonable efforts, to the extent practicable, to coordinate the foregoing inspection and information gathering and not materially disrupt the Company’s business operations;

(n) use its commercially reasonable efforts (including, without limitation, seeking to cure any deficiencies cited by the exchange or market in the Company’s listing or inclusion application) to list or include all Registrable Shares on the New York Stock Exchange or the Nasdaq Global Market;

(o) prepare and file in a timely manner all documents and reports required by the Exchange Act and, to the extent the Company’s obligation to file such reports pursuant to Section 15(d) of the Exchange Act expires prior to the expiration of the effectiveness period of the Registration Statement as required by Section 5(a) hereof, the Company shall register the Registrable Shares under the Exchange Act and shall maintain such registration through the effectiveness period required by Section 5(a) hereof;

(p) provide a CUSIP number for all Registrable Shares, not later than the effective date of the Registration Statement;

(q) (i) otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, (ii) make generally available to its stockholders, as soon as reasonably practicable, earnings statements covering at least twelve (12) months beginning after the effective date of the Registration Statement that satisfy the provisions of Section l l(a) of the Securities Act and Rule 158 thereunder, but in no event later than ninety (90) days after the end of each fiscal year of the Company and (iii) not file any Registration. Statement or Prospectus or amendment or supplement to such Registration Statement or

Prospectus to which any Holder of Registrable Shares covered by any Registration Statement shall have reasonably objected on the grounds that such Registration Statement or Prospectus or amendment or supplement does not comply in all material respects with the requirements of the Securities Act, such Holder having been furnished with a copy thereof at least two (2) Business Days prior to the filing thereof;

(r) provide and cause to be maintained a registrar and transfer agent for all Registrable Shares covered by any Registration Statement from and after a date not later than the effective date of such Registration Statement;

(s) in connection with any sale or transfer of the Registrable Shares (whether or not pursuant to a Registration Statement) that will result in the securities being delivered no longer being Registrable Shares, cooperate with the Holders and the representative of the underwriters, if any, to facilitate the timely, in the case of beneficial interests in Registrable Shares held through a depositary, transfer of such equivalent Registrable Shares with an unrestricted CUSIP, or in the case of certificated shares, preparation and delivery of certificates representing the Registrable Shares to be sold, which certificates shall not bear any restrictive transfer legends and to enable such Registrable Shares to be in such denominations and registered in such names as the representative of the underwriters, if any, or the Holders may request at least three (3) Business Days prior to any sale of the Registrable Shares;

(t) in connection with the initial filing of a Shelf Registration Statement for an Underwritten Offering and each amendment thereto with the Commission, cooperate with the managing underwriter in connection with the filing with FINRA of all forms and information required or requested by FINRA in order to obtain written confirmation from FINRA that FINRA does not object to the fairness and reasonableness of the underwriting terms and arrangements (or any deemed underwriting terms and arrangements) (each such written confirmation, a “No Objections Letter”) relating to the resale of Registrable Shares pursuant to the Shelf Registration Statement, including, without limitation, information provided to FINRA through its COBRADesk system, and pay all costs, fees and expenses incident to FINRA’s review of the Shelf Registration Statement and the related underwriting terms and arrangements, including, without limitation, all filing fees associated with any filings or submissions to FINRA and the legal expenses, filing fees and other disbursements of the managing underwriter and any other FINRA member that is the Holder of, or is affiliated or associated with an owner of, Registrable Shares included in the Shelf Registration Statement (including in connection with any initial or subsequent member filing);

(u) in connection with the initial filing of a Registration Statement and each amendment thereto with the Commission, provide to the managing underwriter and its representatives, the opportunity to conduct due diligence, including, without limitation, an inquiry of the Company’s financial and other records, and make available members of its management for questions regarding information which the managing underwriter may request in order to fulfill any due diligence obligation on its part;

(v) upon effectiveness of the first Registration Statement filed under this Agreement, take such actions and make such filings as are necessary to effect the registration of the Common Stock under the Exchange Act, if not already so registered, simultaneously with or immediately following the effectiveness of the Registration Statement; and

(w) in the case of an Underwritten Offering, use its commercially reasonable efforts to cooperate and assist in any filings required to be made with FINRA and in the performance of any due diligence investigation by any underwriter and its counsel (including any “qualified independent underwriter,” if applicable) that is required to be retained in accordance with the rules and regulations of FINRA.

The Company may require the Holders to furnish (and each Holder shall furnish) to the Company such information regarding the proposed distribution by such Holder of such Registrable Shares as the Company may from time to time reasonably request in writing or as shall be required to effect the registration of the Registrable Shares, and no Holder shall be entitled to be named as a selling stockholder in any Registration Statement and no Holder shall be entitled to use the Prospectus forming a part thereof if such Holder does not provide such information to the Company. Any Holder that sells Registrable Shares pursuant to a Registration Statement or as a selling security holder pursuant to an Underwritten Offering shall be required to be named as a selling shareholder in the related prospectus and to deliver a prospectus to purchasers. Each Holder further agrees to furnish promptly to the Company in writing all information required from time to time to make the information previously furnished by such Holder not misleading.

Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5(f)(2), 5(f)(3) or 5(f)(4) hereof, such Holder will immediately discontinue disposition of Registrable Shares pursuant to a Registration Statement until such Holder’s receipt of the copies of the supplemented or amended Prospectus or the Company has otherwise provided notice to such Holder that dispositions of Registrable Shares may be resumed. If so directed by the Company, such Holder will deliver to the Company (at the expense of the Company) all copies in its possession, other than permanent file copies then in such Holder’s possession, of the Prospectus covering such Registrable Shares current at the time of receipt of such notice.

6.	Black-Out Period

(a) Subject to the provisions of this Section 6 and a good faith determination by a majority of the independent members of the Board of Directors that it is in the best interests of the Company to suspend the use of the Registration Statement, following the effectiveness of a Registration Statement (and the filings with any international, federal or state securities commissions), the Company, by written notice to the managing underwriter and the Holders, may direct the Holders to suspend sales of the Registrable Shares pursuant to a Registration Statement for such times as the Company reasonably may determine is necessary and advisable (but in no event for more than an aggregate of ninety (90) days in any rolling twelve (12) month period commencing on the date of this Agreement or more than sixty (60) days in any rolling ninety (90) day period), if any of the following events shall occur: (i) the representative of the underwriters of an Underwritten Offering of primary shares by the Company has advised the Company that the sale of Registrable Shares pursuant to the Registration Statement would have a material adverse effect on the Company’s primary Underwritten Offering; (ii) the majority of the independent members of the Board of Directors shall have determined in good faith that (A) the offer or sale of any Registrable Shares would materially impede, delay or interfere with any proposed financing, offer or sale of securities, acquisition, merger, tender offer, business combination, corporate reorganization or other significant transaction involving the Company, (B) after the advice of counsel, the sale of Registrable Shares pursuant to the Registration Statement would require disclosure of non-public material information not otherwise required to be disclosed under applicable law, and (C) (x) the Company has a bona fide business purpose for preserving the confidentiality of such transaction, (y) disclosure would have a material adverse effect on the Company or the Company’s ability to consummate such transaction, or (z) the disclosure would render the Company unable to comply with Commission requirements, in each case under circumstances that would make it impractical or inadvisable to cause the Registration Statement (or such filings) to become effective or to promptly amend or supplement the Registration Statement on a post-effective basis, as applicable; or (iii) the majority of the independent members of the Board of Directors shall have determined in good faith, after the advice of counsel, that it is required by law, rule or regulation or that it is in the best interests of the Company to supplement the Registration Statement or file a post-effective amendment to the Registration Statement in order to incorporate information into the Registration Statement for the purpose of (1) including in the Registration Statement any prospectus required under Section 10(a)(3) of the Securities Act; (2) reflecting in the prospectus included in the Registration Statement any facts or events arising after the effective date of the Registration Statement (or of the most recent post-effective amendment) that, individually or in the aggregate, represent a fundamental change in the information set forth therein; (3) correcting any misstatement or omission in the Registration Statement or the prospectus included therein; or (4) including in the prospectus included in the Registration Statement any material information with respect to the plan of distribution not disclosed in the Registration Statement or any material change to such information. Upon the occurrence of any such suspension, the Company shall use its commercially reasonable efforts to cause the Registration Statement to become effective or to promptly amend or supplement the Registration Statement on a post-effective basis or to take such action as is necessary to make resumed use of the Registration Statement compatible with the Company’s best interests, as applicable, so as to permit the Holders to resume sales of the Registrable Shares as soon as possible.

(b) In the case of an event that causes the Company to suspend the use of a Registration Statement (a “Suspension Event”), the Company shall give written notice (a “Suspension Notice”) to the managing underwriter and the Holders to suspend sales of the Registrable Shares and such notice shall state generally the basis for the notice and that such suspension shall continue only for so long as the Suspension Event or its effect is continuing and the Company is using its commercially reasonable efforts and taking all reasonable steps to terminate suspension of the use of the Registration Statement as promptly as possible. The Holders shall not effect any sales of the Registrable Shares pursuant to such Registration Statement (or such filings) at any time after it has received a Suspension Notice from the Company and prior to receipt of an End of Suspension Notice (as defined below). If so directed by the Company, each Holder will deliver to the Company (at the expense of the Company) all copies other than permanent file copies then in such Holder’s possession of the Prospectus covering the Registrable Shares at the time of receipt of the Suspension Notice. The Holders may recommence effecting sales of the Registrable Shares pursuant to the Registration Statement (or such filings) following further notice to such effect (an “End of Suspension Notice”) from the Company, which End of Suspension Notice shall be given by the Company to the Holders and the managing underwriter in the manner described above promptly following the conclusion of any Suspension Event and its effect.

(c) Notwithstanding any provision herein to the contrary, if the Company shall give a Suspension Notice pursuant to this Section 6, the Company agrees that it shall extend the period of time during which the applicable Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from the date of receipt by the Holders of the Suspension Notice to and including the date of receipt by the Holders of the End of Suspension Notice and copies of the supplemented or amended Prospectus necessary to resume sales.

7.	Indemnification and Contribution

(a) The Company agrees to indemnify and hold harmless (i) each Holder of Registrable Shares and any underwriter (as determined in the Securities Act) for such Holder (including, if applicable, FBR), (ii) each Person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act) any such Person described in clause (i) (any of the Persons referred to in this clause (ii) being hereinafter referred to as a “Controlling Person”), and (iii) the respective officers, directors, partners, members, employees, representatives and agents of any such Person or any Controlling Person (any Person referred to in clause (i), (ii) or (iii) above may hereinafter be referred to as a “Purchaser Indemnitee”), to the fullest extent lawful, from and against any and all losses, claims, damages, judgments, actions, out-of-pocket expenses, and other liabilities (the “Liabilities”), including without limitation and as incurred, reimbursement of all reasonable costs of investigating, preparing, pursuing or defending any Proceeding by any governmental agency or body, commenced or threatened, including the reasonable fees and expenses of counsel to any Purchaser Indemnitee, joint or several, directly or indirectly related to, based upon, arising out of or in connection with any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto), any Prospectus (or any amendment or supplement thereto) or any Issuer Free Writing Prospectus (or any amendment or supplement thereto), or any preliminary Prospectus or any other document used to sell the Registrable Shares, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as such Liabilities arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Purchaser Indemnitee furnished to the Company, or any underwriter in writing by such Purchaser Indemnitee expressly for use therein. The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding (including any governmental or regulatory investigation), or litigation of which it shall have become aware in connection with the matters addressed by this Agreement that involves the Company or a Purchaser Indemnitee. The indemnity provided for herein shall remain in full force and effect regardless of any investigation made by or on behalf of any Purchaser Indemnitee.

(b) In connection with any Registration Statement in which a Holder of Registrable Shares is participating, and as a condition to such participation, such Holder agrees, severally and not jointly, to indemnify and hold harmless the Company and each Person who controls the

Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act and their respective officers, directors, partners, members, employees, representatives and agents of such Person or Controlling Person to the same extent as the foregoing indemnity from the Company to each Purchaser Indemnitee, but only with reference to untrue statements or omissions or alleged untrue statements or omissions made in reliance upon and in strict conformity with information relating to such Holder furnished to the Company in writing by such Holder expressly for use in such Registration Statement (or any amendment thereto), Prospectus (or any amendment or supplement thereto), Issuer Free Writing Prospectus (or any amendment or supplement thereto) or any preliminary Prospectus or Liability arising out of or based upon sales of Registrable Shares made by such Holder who has received actual notice of the suspension prior to such sale in violation of Section 6(b). Absent gross negligence or willful misconduct, the liability of any Holder pursuant to this paragraph shall in no event exceed the net proceeds received by such Holder from sales of Registrable Shares pursuant to such Registration Statement (or any amendment thereto), Prospectus (or any amendment or supplement thereto), Issuer Free Writing Prospectus (or any amendment or supplement thereto) or any preliminary Prospectus.

(c) If any Proceeding (including any governmental or regulatory investigation), shall be brought or asserted against any Person in respect of which indemnity may be sought pursuant to paragraph (a) or (b) above, such Person (the “Indemnified Party”) shall promptly notify the Person against whom such indemnity may be sought (the “Indemnifying Party”) in writing of the commencement thereof (but the failure to so notify an Indemnifying Party shall not relieve it from any liability which it may have under this Section 7, except to the extent the Indemnifying Party is materially prejudiced by the failure to give notice), and the Indemnifying Party, upon request of the Indemnified Party, shall retain counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party and any others the Indemnifying Party may reasonably designate in such Proceeding and shall pay the reasonable fees and expenses actually incurred by such counsel related to such Proceeding. Notwithstanding the foregoing, in any such Proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party, unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed in writing to the contrary, (ii) the Indemnifying Party failed within a reasonable time after notice of commencement of the Proceeding to assume the defense and employ counsel reasonably satisfactory to the Indemnified Party, (iii) the Indemnifying Party and its counsel do not actively and vigorously pursue the defense of such Proceeding or (iv) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and Indemnifying Party, or any Affiliate of the Indemnifying Party, and such Indemnified Party shall have been reasonably advised by counsel that, either (x) there may be one or more legal defenses available to it which are different from or additional to those available to the Indemnifying Party or such Affiliate of the Indemnifying Party or (y) a conflict may exist between such Indemnified Party and the Indemnifying Party or such Affiliate of the Indemnifying Party (in which case the Indemnifying Party shall not have the right to assume nor direct the defense of such action on behalf of such Indemnified Party; it being understood, however, that the Indemnifying Party shall not, in connection with any one such Proceeding or separate but substantially similar or related Proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all such Indemnified Parties, which firm shall be designated in writing by those

Indemnified Parties who sold a majority of the Registrable Shares sold by all such Indemnified Parties and any such separate firm for the Company, the directors, the officers and such control Persons of the Company as shall be designated in writing by the Company). The Indemnifying Party shall not be liable for any settlement of any Proceeding effected without its written consent, which consent shall not be unreasonably withheld, but if settled with such consent or if there is a final judgment for the plaintiff, the Indemnifying Party agrees to indemnify any Indemnified Party from and against any loss or liability by reason of such settlement or judgment. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened Proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement (i) includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding and (ii) does not include a statement as to or an admission of, fault, culpability or a failure to act by or on behalf of the Indemnified Party.

(d) If the indemnification provided for in paragraphs (a) and (b) of this Section 7 is for any reason held to be unavailable to an Indemnified Party in respect of any Liabilities referred to therein (other than by reason of the exceptions provided therein) or is insufficient to hold harmless a party indemnified thereunder, then each Indemnifying Party under such paragraphs, in lieu of indemnifying such Indemnified Party thereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Liabilities (i) in such proportion as is appropriate to reflect the relative benefits of the Indemnified Party on the one hand and the Indemnifying Party(ies) on the other in connection with the statements or omissions that resulted in such Liabilities, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Indemnifying Party(ies) and the Indemnified Party, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and any Purchaser Indemnitees on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by such Purchaser Indemnitees and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(e) The parties agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if such Indemnified Parties were treated as one entity for such purpose), or by any other method of allocation that does not take account of the equitable considerations referred to in Section 7(d) above. The amount paid or payable by an Indemnified Party as a result of any Liabilities referred to in Section 7(d) above shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses actually incurred by such Indemnified Party in connection with investigating or defending any such Proceeding. Notwithstanding the provisions of this Section 7, in no event shall a Purchaser Indemnitee be required to contribute any amount in excess of the amount by which the net proceeds received by such Purchaser Indemnitee from sales of Registrable Shares exceeds the amount of any damages that such Purchaser Indemnitee has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. For purposes of this Section 7, each Person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act) FBR or a Holder of Registrable Shares shall have the same rights to contribution as FBR or such Holder, as the case may be, and each Person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act) the Company, and each officer, director, partner, employee, representative, agent or manager of the Company shall have the same rights to contribution as the Company. Any party entitled to contribution will, promptly after receipt of notice of commencement of any Proceeding against such party in respect of which a claim for contribution may be made against another party or parties, notify each party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 7 or otherwise, except to the extent that any party is materially prejudiced by the failure to give notice. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(f) The indemnity and contribution agreements contained in this Section 7 will be in addition to any liability which the Indemnifying Parties may otherwise have to the Indemnified Parties referred to above. The Purchaser Indemnitee’s obligations to contribute pursuant to this Section 7 are several in proportion to the respective number of Registrable Shares sold by each of the Purchaser Indemnitees hereunder and not joint.

8.	Market Stand-off Agreement

Each Holder hereby agrees that it shall not, to the extent requested by the Company or an underwriter of securities of the Company, directly or indirectly sell, offer to sell (including without limitation any short sale), grant any option or otherwise transfer or dispose of any Registrable Shares or other shares of Common Stock of the Company or any securities convertible into or exchangeable or exercisable for shares of Common Stock of the Company then owned by such Holder (other than to donees or partners of the Holder who agree to be similarly bound) for a period (x) in the case of the Company and each of its officers, directors, managers or employees, in each case to the extent such Holder holds shares of Common Stock or securities convertible into or exchangeable or exercisable for shares of Common Stock, beginning on the effective date of, and continuing for one hundred eighty (180) days following the effective date of, the IPO Registration Statement of the Company; and (y) in the case of all other Holders (subject to the provisions of the second paragraph of Section 2(b), if applicable), beginning on the effective date of, and continuing for sixty (60) days following the effective date of the IPO Registration Statement of the Company; provided, however, that:

(a) the restrictions above shall not apply to Registrable Shares bought or sold pursuant to the IPO Registration Statement;

(b) the restrictions set forth in clause (y) above shall not apply to any shares of Common Stock of the Company bought in the open market following the effective date of the IPO Registration Statement;

(c) it shall be a condition to any Holder’s agreement to be bound by the restrictions set forth in clause (y) above that all the executive officers and directors of the Company then holding shares of Common Stock of the Company or securities convertible into or exchangeable or exercisable for shares of Common Stock of the Company enter into agreements that are no less restrictive;

(d) the Holders shall be allowed any concession or proportionate release allowed to any officer or director that entered into agreements that are no less restrictive (with such proportion being determined by dividing the number of shares being released with respect to such officer or director by the total number of issued and outstanding shares held by such officer or director); provided, that nothing in this Section 8(d) shall be construed as a right to proportionate release for the executive officers and directors of the Company upon the expiration of the sixty (60) day period applicable to all Holders other than the executive officers and directors of the Company;

(e) with respect to the restrictions set forth in clause (y) above, each Holder shall be allowed a proportionate release granted to any other Holder (with such proportion being determined by dividing the number of shares being released with respect to such Holder by the total number of issued and outstanding shares held by such Holder); and

(f) this Section 8 shall not be applicable if a Shelf Registration Statement of the Company filed under the Securities Act has been declared effective prior to the filing of an IPO Registration Statement.

In order to enforce the foregoing covenant, the Company shall have the right to place restrictive legends on the certificates representing the securities subject to this Section 8 and to impose stop transfer instructions with respect to the Registrable Shares and such other securities of each Holder (and the securities of every other Person subject to the foregoing restriction) until the end of such period.

9.	Termination of the Company’s Obligation

The Company shall have no obligation pursuant to this Agreement with respect to any Registrable Shares proposed to be sold by a Holder in a registration pursuant to this Agreement on the earlier of (a) seven (7) years after the date of this Agreement and (b) as to any Holder other than RAC, GES and Sprott, if, in the opinion of counsel to the Company, all such Registrable Shares proposed to be sold by such Holder may be sold in a single transaction without registration under the Securities Act pursuant to Rule 144.

10.	Limitations on Subsequent Registration Rights

After the date of this Agreement, the Company shall not, without the prior written consent of Holders beneficially owning not less than a majority of the then outstanding Registrable Shares (provided, however, that for purposes of this Section 10, Registrable Shares that are owned, directly or indirectly, by an “executive officer” (as defined in Rule 405) of the Company shall not be deemed to be outstanding), enter into any agreement with any holder or prospective holder of any securities of the Company that would allow such holder or prospective holder (a) to include such securities in any Registration Statement filed pursuant to the terms hereof, unless, under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of its securities will not reduce the amount of Registrable Shares of the Holders that is included, or (b) to have its securities registered on a registration statement that could be declared effective prior to, or within one hundred eighty (180) days of, the effective date of any registration statement filed pursuant to this Agreement.

11.	Miscellaneous

(a) Remedies. In the event of a breach by the Company of any of its obligations under this Agreement, each Holder, in addition to being entitled to exercise all rights provided herein or, in the case of FBR, in the Purchase/Placement Agreement, or granted by law, will be entitled to specific performance of its rights under this Agreement. Subject to Section 7, the Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

(b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given in a manner that adversely affects the Holders without the written consent of the Company and Holders beneficially owning not less than a majority of the then outstanding Registrable Shares. No amendment shall be deemed effective unless it applies uniformly to all Holders. Notwithstanding the foregoing, a waiver or consent to or departure from the provisions hereof with respect to a matter that relates exclusively to the rights of a Holder whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect, impair, limit or compromise the rights of other Holders may be given by such Holder; provided that the provisions of this sentence may not be amended, modified or supplemented except in accordance with the provisions of the first and second sentences of this paragraph.

(c) Notices. All notices and other communications, provided for or permitted hereunder, shall be made in writing and delivered by facsimile (with receipt confirmed), overnight courier or registered or certified mail, return receipt requested, or by telegram:

(i) if to a Holder, at the most current address given by the transfer agent and registrar of the Registrable Shares to the Company; and

(ii) if to the Company, at the offices of the Company at Independence Contract Drilling, Inc., 11616 N. Galayda Street, Houston, Texas 77086, Attention: Philip Choyce, with a copy (which shall not constitute notice) to David Peterman, Esq., Fulbright & Jaworski L.L.P., 1301 McKinney Street, Suite 5100, Houston, TX 77010 (facsimile: 713-651-5246); and

(iii) if to FBR, at the offices of FBR at 1001 Nineteenth Street North, Arlington, Virginia 22209, Attention: General Counsel; with a copy (which shall not constitute notice) to David C. Buck, Esq., Andrews Kurth LLP, 600 Travis Street, Suite 4200, Houston, TX 77002 (facsimile: 713-238-7126).

(d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto, including, without limitation and without the need for an express assignment or assumption, subsequent Holders. The Company agrees that the Holders shall be third party beneficiaries to the agreements made hereunder by FBR and the Company, and each Holder shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights hereunder; provided, however, that such Holder fulfills all of its obligations hereunder.

(e) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. A signature page to this Agreement or any other document prepared in connection with the transactions contemplated hereby that contains a copy of a party’s signature and that is sent by such party or its agent with the apparent intention (as reasonably evidenced by the actions of such party or its agent) that it constitute such party’s execution and delivery of this Agreement or such other document, including a document sent by facsimile transmission or by email in portable document format (pdf), shall have the same effect as if such party had executed and delivered an original of this Agreement or such other document.

(f) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(g) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES OTHER THAN SECTION 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATION LAW THAT WOULD REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER STATE. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY STATE COURT IN THE STATE OF NEW YORK OR ANY FEDERAL COURT SITTING IN NEW YORK IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(h) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties hereto that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(i) Entire Agreement. This Agreement, together with the Purchase/Placement Agreement and the Contribution Agreement, is intended by the parties hereto as a final expression of their agreement, and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein.

(j) Registrable Shares Held by the Company or its Affiliates. Whenever the consent or approval of Holders of a specified percentage of Registrable Shares is required hereunder, Registrable Shares held by the Company or its Affiliates or by an “executive officer” (as defined in Rule 405) of the Company shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

(k) Adjustment for Stock Splits, etc. Wherever in this Agreement there is a reference to a specific number of shares, then upon the occurrence of any subdivision, combination, or stock dividend of such shares, the specific number of shares so referenced in this Agreement shall automatically be proportionally adjusted to reflect the effect on the outstanding shares of such class or series of stock by such subdivision, combination, or stock dividend.

(l) Survival. This Agreement is intended to survive the consummation of the transactions contemplated by the Purchase/Placement Agreement and the Contribution Agreement. The indemnification and contribution obligations under Section 7 of this Agreement shall survive the termination of the Company’s obligations under Section 2 of this Agreement.

(m) Attorneys’ Fees. In any Proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the prevailing party, as determined by the court, shall be entitled to recover its reasonable attorneys’ fees in addition to any other available remedy.

[Signature page follows]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

INDEPENDENCE CONTRACT DRILLING, INC.

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

FBR CAPITAL MARKETS & CO.

By:
	Name:	Paul D. Dellisola
	Title:	Senior Managing Director

[Signature Page to Registration Rights Agreement]

SPROTT RESOURCE CORP.

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

CONTRIBUTION INVESTORS:

INDEPENDENCE CONTRACT DRILLING LLC

By:
Name:
Title:

GLOBAL ENERGY SERVICES OPERATING, LLC

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

Schedule 2.1(e)

SECTION 2.1(e)

TO

GES DISCLOSURE SCHEDULES

LEGAL DESCRIPTION OF THE LAND

A 15.050-ACRE TRACT OF LAND SITUATED IN THE WILEY S. POWELL SURVEY, ABSTRACT 622, HARRIS COUNTY, TEXAS, BEING OUT OF THE ALLEN INDUSTRIAL PARK, AN UNRECORDED SUBDIVISION OF 20.48821 ACRES AS DESCRIBED IN DEED TO IDM EQUIPMENT, LLC, RECORDED UNDER HARRIS COUNTY CLERK’S FILE NUMBERS 20070592667 OF THE OFFICIAL PUBLIC RECORDS OF REAL PROPERTY, (AS TO TRACTS 1-6) AND DEEDS TO IDM EQUIPMENT, LTD. RECORDED UNDER HARRIS COUNTY CLERK’S FILE NUMBER Z167750 OF THE OFFICIAL PUBLIC RECORDS OF REAL PROPERTY, (AS TO LOTS 7, 8 AND 9), HARRIS COUNTY CLERK’S FILE NUMBER Z167751 OF THE OFFICIAL PUBLIC RECORDS OF REAL PROPERTY, (AS TO LOTS 10 AND 11) AND HARRIS COUNTY CLERK’S FILE NUMBER 20070592669 OF THE OFFICIAL PUBLIC RECORDS OF REAL PROPERTY, (AS TO LOTS 12 AND 13); BEING MORE PARTICULARLY DESCRIBED BY METES AND BOUNDS AS FOLLOWS, (BEARINGS BASED ON THE TEXAS COORDINATE SYSTEM OF 1983, SOUTH CENTRAL ZONE (4204), AS DETERMINED BY GPS MEASUREMENTS):

BEGINNING at a 1-1/2-inch iron pipe found in the north right-of-way line of Breen Road (60-foot width) marking the southeast corner of a called 8-acre tract of land described in a special warranty deed to Donald M. Wright and Doris Glynda Wright recorded under Harris County Clerk’s File Number 1253792 of the Official Public Records of Real Property, same being the southwest corner of said Lot 13 and of the herein described tract of land;

THENCE North 02°14’10” West, with the east line of said Wright 8-acre tract and the west line of said Lots 13 (called Tract 5), 12 (called Tract 6), 11 and 10, at a distance of 189.34 feet pass a found 3/8-inch iron rod bears North 87°46’ East, 0.9 feet, at a distance of 377.34 feet pass a found 3/4-inch iron rod, continuing in all a total distance of 749.80 feet to a 1-112-inch iron pipe found at the northeast corner of said called 8-acre tract of land and an interior corner of said called Lot 10 and the herein described tract of land;

THENCE South 87°17’31” West, a distance of 644.77 feet with the north line of said called 8-acre tract of land and a south line of said Lot 1 0 to a found 1-114-inch iron pipe found in the northeasterly right-of-way of the Burlington Northern Santa Fe Railroad at the northwest corner of said called 8-acre tract of land and the most west southwest corner of said called Lot I 0 and of the herein described tract of land;

THENCE North 27°56’57” West, a distance of 22.29 feet with said northeasterly right-of-way line of the Burlington Northern Santa Fe Railroad and the southwesterly line of said Lot 10 to a 5/8-inch iron rod with cap stamped “RPLS 5485” set at the southwest corner of a called 10.114 acre tract of land described in a deed to Entex (now Centerpoint Energy Entex) recorded under Harris County Clerk’s File Number T153368 of the Official Public Records of Real Property, the northwest corner of said Lot I 0 and the herein described tract of land;

THENCE North 87°17’31” East, with the south line of said called 10.114 acre tract of land and the north line of said Lot I 0 and Lot 6 (called Tract 4), at 981.78 feet pass a found 5/8-inch iron rod at the common corner of said Lots 10 and 6, continuing in all a distance of 1321.88 feet to a 3/8-inch iron rod found at the northwest corner of a called 2.72897 acre tract of land described in a deed to IWC Services, Inc. recorded under Harris County Clerk’s File Number S592673 of the Official Public Records of Real Property and the northeast corner of said Lot 6 for the most northerly northeast corner of the herein described tract of land;

THENCE South 02°14’10” East, a distance of 172.99 feet with the west line of said called 2.72897 acre tract of land and the east line of said Lot 6 to a 5/8-inch iron rod with cap stamped “RPLS 5485” set at the northwest corner of a called 0.41 143-acre tract of land denoted as Tract 6 in said deed to IDM Equipment, LLC, recorded under Harris County Clerk’s File Number 20070592667 of the Official Public Records of Real Property for an interior corner of the-herein described tract of land;

THENCE North 87°45’35” East, a distance of 430.22 feet with the south line of said called 2.72897 acre tract of land and the north line of said called 0.41143-acre tract of land to an “X” cut in concrete set at the point of curvature of a curve to the left;

THENCE continuing along the south line of said called 2.72897-acre tract of land and the north line of said called 0.41143-acre tract of land and with the arc of said curve to the left having an arc length of 70.25 feet, a radius of 76.91 feet, a central angle of 52°20’00” and a chord which bears North 61°35’23” East, 67.83 feet to an “X” cut in concrete set at the point of reverse curvature of a curve to the right;

THENCE continuing along the south line of said called 2.72897-acre tract of land and the north line of said called 0.41 143-acre tract of land and with the arc of said reverse curve to the right having an arc length of 85.17 feet, a radius of 106.91 feet, a central angle of 45°38’36” and a chord which bears North 58°14’42” East, 82.93 feet to an “X” cut in concrete set in the west right-of-way line of North Houston Rosslyn Road (width varies) at the northeast corner of said called 0.41143-acre tract of land for the most easterly northeast corner of the herein described tract of land;

THENCE South 02°14’10” East, a distance of 30.29 feet with said west right-of-way line of North Houston Rosslyn Road as described in a deed to the County of Harris recorded under Harris County Clerk’s File Number K542290 of the Official Public Records of Real Property and the east line of said called 0.41 143-acre tract of land to a 5/8-inch iron rod with cap stamped “RPLS 1628” found at the northeast corner of a called 1.8478 acre tract of land described in a deed to Four Seasons Business Park I, LLC recorded under Harris County Clerk’s File Number 20070032770 of the Official Public Records of Real Property and the southeast corner of said called 0.41143-acre tract of land for the most easterly southeast corner of the herein described tract of land;

THENCE along the north line of said called 1.8478 acre tract of land and the south line of said called 0.41143-acre tract of land, with the arc of a non-tangent curve to the left having an arc length of 57.73 feet, a radius of 76.91 feet, a central angle of 43°00’39” and having a chord which bears South 56°55’44” West, 56.39 feet to a 5/8-inch iron rod with cap found stamped “RPLS 1628” at the point of reverse curvature of a curve to the right;

THENCE along the north line of said called 1.8478 acre tract of land and the south line of said called 0.41143-acre tract of land, with a the arc of said reverse curve to the right having an arc length of 97.65 feet, a radius of 106.91 feet, a central angle of 52°20’00” and having a chord which bears South 61 °35’24” West, 94.29 feet to a 5/8-inch iron rod with cap found stamped “RPLS 1628” at the point of tangency;

THENCE South 87°45’35” West, a distance of 409.50 feet, along the north line of said called 1.8478 acre tract of land and the south line of said called 0.41143-acre tract of land to an “X” cut in concrete set in the east line of a called 0.2058-acre tract of land denoted as Tract 1 in said deed to IDM Equipment, LLC, recorded under Harris County Clerk’s File Number 20070592667 of the Official Public Records of Real Property for an interior corner of the herein described tract of land;

THENCE South 02°11’14” East, a distance of 141.00 feet with the west line of said called 1.8478-acre tract of land and said called Tract 1 to a 5/8-inch iron rod with cap stamped “RPLS 1628” found at the southwest corner of said called 1.8478-acre tract of land and the southeast corner of said called Tract 1 for an interior corner of the tract herein described tract of land;

THENCE North 87°45’35” East, a distance of 542.66 feet with the south line of said called 1.8478-acre tract of land and the north line of a called 2.8611-acre tract of land denoted as Tract 2 and 3 in said deed to IDM Equipment, LLC, recorded under Harris County Clerk’s File Number 20070592667 of the Official Public Records of Real Property to a 5/8-inch iron rod with cap stamped “RPLS 1628” found in the west right-of-way line North Houston Rosslyn Road (width varies) as described in a deed to the County of Harris recorded under Harris County Clerk’s File Number K542289 of the Official Public Records of Real Property at the southeast corner of said called 1.8478-acre tract of land and the northeast corner of said called Tract 2 and 3 for an east corner of the herein described tract of land;

THENCE South 02°14’10” East, a distance of 206.03 feet with said west right-of-way line of North Houston Rosslyn Road and the east line of said called Tract 2 and 3 to a 5/8-inch iron rod with cap stamped “RPLS 5485” set for the southeast corner of said called Tract 2 and 3 and the northeast corner of a called 1.4969-acre tract of land described in a deed to Meritex Properties, L.P. recorded under Harris County Clerk’s File Number N541080 of the Official Public Records of Real Property for the most east southeast corner of the herein described tract of land from which a broken 2-1/2-inch galvanized fence post bears South 54°14’ East, 0.5 feet;

THENCE South 87°45’35” West, a distance of 602.70 feet with the north line of said called 1.4969-acre tract of land and a called 1.56688-acre tract of land described in a deed to Chapman & Cole recorded under Harris County Clerk’s File Number L379848 of the Official Public

Records of Real Property and a deed to Chapman Children’s Trust and Cole Children’s Trust recorded under Harris County Clerk’s File Number S850545 of the Official Public Records of Real Property and the south line of said called Tract 2 and 3 to a 5/8-inch iron rod found in the east line of a called 1.2651-acre tract of land denoted as Lot 8 in said deed to IDM Equipment, Ltd. Recorded under Harris County Clerk’s File Number Z167750 of the Official Public Records of Real Property, at the northwest corner of said called 1.4969-acre tract and the southwest corner of said called Tract 2 and 3 for an interior corner of the herein described tract of land;

THENCE South 02°14’10” East, a distance of 222.63 feet with the east line of said called Lot 8 and Lot 9, a called 1.25667-acre tract of land also described in heretofore noted deed, and the west line of said called 1.56688-acre tract of land to a 5/8-inch iron rod found in the north right-of-way line of Breen Road (60-foot width) at the southwest corner of said called 1.56688-acre tract of land and the southeast corner of said called Lot 9 for the most south southeast corner of the herein described;

THENCE South 87°30’29” West, along the said north right-of-way line of Breen Road and the south line of said called Lot 9 and said called Lot 13, at 320.98 feet pass a found 3/8” iron rod found, all a total distance of 627.99 feet to the POINT OF BEGINNING and containing 15.050-acres (655,582 square feet) of land.

Schedule 4.12(a)

SECTION 4.12(a)

TO

GES DISCLOSURE SCHEDULES

GES INTELLECTUAL PROPERTY

1.	The plans and specifications associated with the Quicksilver Rig.

2.	The plans and specifications associated with the Frontier Class Rig.

3.	The plans and specifications associated with the Pioneer Class Rig.

4.	The plans and specifications associated with the Ultra Rig.

5.	All rights, title and interest in, to and associated with the Generation 4 software designed by GES.

6.	The following trademarks:

a.	Serial Number: 76701176 (Word Mark) – Quicksilver

b.	Serial Number: 76701893 (Word Mark) – Ultra

c.	Serial Number: 76701180 (Word Mark) – Pioneer

d.	Serial Number: 76701178 (Word Mark) – Frontier

e.	Serial Number: 78569368 (Word Mark) – Quicksilver Drilling System

f.	Serial Number: 78566894 (Word Mark) – Quicksilver Drilling Rig

g.	Serial Number: 76701177 (Word Mark) – Louisiana Electric Rig Service

Schedule 4.19

SECTION 4.19

TO

GES DISCLOSURE SCHEDULES

ASSIGNED CONTRACTS

1.	Service Agreement dated June 16, 2010, by and between IDM Equipment Co and Waste Management of Texas Inc.

2.	Recycling Service Agreement dated March 29, 2011, by and between Global Energy Services and Abitibi Consolidated Corporation.

3.	Consulting Services Agreement dated May 1, 2010, by and between Global Energy Services and Alui, Inc.

4.	Software Financing Agreement number 983710 dated March 22, 2011, by and between GES Global Energy Services Inc. and CIT Technology Financing Services, Inc.

5.	Software Acceptance dated March 31, 2011, by and between GES Global Energy Services Inc. and CIT Technology Financing Services, Inc.

6.	Lease Agreement No. 1038-01 dated August 24, 2007, by and between IDM Equipment, LLC and Insight Financial Corporation and as amended by that certain Amendment No. 1 dated November 29, 2007, Amendment No. 2 dated February 12, 2008, and Amendment No. 3 dated May 1, 2008. Pursuant to that certain Acknowledgement of Assignment effective May 23, 2008, Insight Financial Corporation assigned its rights under Lease Agreement No. 1038-01 to Macquarie Equipment Finance, LLC.

7.	Internet Services Contract dated April 27, 2010, by and between Global Energy Services and LOGIX.

8.	Premier Lease Agreement dated August 23, 2011, by and between Global Energy Services, Inc. and Konica Minolta Premier Finance.

9.	Standard CPC Maintenance Contract dated August 23, 2011, by and between Global Energy Services, Inc. and Konica Minolta Premier Finance.

10.	Sales and Service Agreement dated April 1, 2011, by and between Global Energy Services and Nestle Waters North America Inc.

11.	Lease Agreement effective as of January 1, 2012, by and between Donald M. Wright and GES.

Schedule 6.2(a)

SECTION 6.2(a)

TO

COMPANY DISCLOSURE SCHEDULES

COMPANY EQUITY INTERESTS

Pursuant to the Independence Drilling Corporation 201 1 Omnibus Incentive Plan (the “Plan”), the Company may issue various kinds of equity and similar awards, including options, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance stock awards and performance unit awards, cash incentive awards and other stock-based and cash-based awards to any of the employees of the Company and its affiliates, directors of the Company and any consultant, agent, representative, advisor or independent contractor who renders services to the Company or an affiliate. The Company plans to reserve shares of the Company’s common stock for the issuance of equity and similar awards pursuant to the Plan from time to time in accordance with the terms thereof and as determined by the Board of Directors of the Company or other appropriate authority.

See capitalization table attached.

Name	Shares

GES	1,000,000
RigAssetCo	1,498,750
Restricted Stock	144,500
4D (extended settlement)	500,000
Sprott	2,500,000
Other Investors	2,000,000

Total Outstanding	7,643,250

Shares Underlying Options and Warrants
GES Warrant	1,400,000
Stock Options	567,000

Underwriters Overallotment Option	1,000,000

Schedule 6.2(b)

SECTION 6.2(b)

TO

COMPANY DISCLOSURE SCHEDULES

COMPANY OPTIONS

1.	Pursuant to the Plan, the Company may issue various kinds of equity and similar awards, including options, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance stock awards and performance unit awards, cash incentive awards and other stock-based and cash-based awards to any of the employees of the Company and its affiliates, directors of the Company and any consultant, agent, representative, advisor or independent contractor who renders services to the Company or an affiliate. The Company plans to issue equity and similar awards pursuant to the Plan from time to time in accordance with the terms thereof and as determined by the Board of Directors of the Company or other appropriate authority.

2.	Pursuant to that certain Letter Agreement, dated March 2, 2012, by and among the Company, RAC, GES and Sprott Resource Partnership (the “Letter Agreement”), RAC and GES will each vote for the nomination and election of the Sprott Designee (as defined in the Letter Agreement).

Schedule 6.8

SECTION 6.8

TO

COMPANY DISCLOSURE SCHEDULES

TRANSACTION WITH AFFILIATES

1.	Pursuant to the Plan, the Company may issue various kinds of equity and similar awards, including options, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance stock awards and performance unit awards, cash incentive awards and other stock-based and cash-based awards to any of the employees of the Company and its affiliates, directors of the Company and any consultant, agent, representative, advisor or independent contractor who renders services to the Company or an affiliate.

2.	An affiliate of Lime Rock Partners III, L.P., which is an affiliate of a director of the Company has an investment in Xtreme Coil Drilling Corp., a TSX-traded provider of contract drilling services, which may compete with the Company.

3.	An affiliate of Lime Rock Partners III, L.P., which is an affiliate of a director of the Company, has an investment in Archer Limited, an Oslo Borse-traded provider of oilfield services, including contract drilling, which may compete with the Company.

4.	An affiliate of Lime Rock Partners III, L.P., which is an affiliate of a director of the Company, has an investment in Tesco Corporation, an NYSE-traded company that manufactures drilling equipment, which may compete with the Company.

5.	Pursuant to the Letter Agreement, RAC and GES will each vote for the nomination and election of the Sprott Designee (as defined in the Letter Agreement), and the Company will provide certain information to Sprott Resource Partnership as set forth in the Letter Agreement.

Schedule 9.5(c)

SECTION 9.5(c)

TO

GES DISCLOSURE SCHEDULES

PERMITTED TITLE EXCEPTIONS

1.	Gas Pipeline easement 10 feet in width as granted unto Entex, Inc. by document filed under Harris County Clerk’s File No. G086415.

2.	An easement 10 feet in width together with an aerial easement for electric distribution facilities as granted unto Houston Lighting & Power Company by document filed under Harris County Clerk’s File No. G293840.

3.	Ingress and egress easements 30 feet in width as dedicated in document filed under Harris County Clerk’s File No. G586577; and further subject to the terms, conditions and stipulations contained therein.

4.	An un-located pipeline(s) easement granted to United Gas Pipeline Company by instrument(s) recorded in Volume 3456, Page 556 of the Deed Records of Harris County, Texas.

5.	An un-located pipeline(s) easement granted to Industrial Gas Supply Corporation by instrument(s) filed for record under Harris County Clerk’s File No(s). D574206.

6.	An un-located pipeline(s) easement granted to Industrial Gas Supply Corporation by instrument(s) filed for record under Harris County Clerk’s File No(s). D574205.

7.	An easement 10 feet wide, together with an aerial easement for electric distribution facilities as granted unto Houston Lighting & Power Company by document filed under Harris County Clerk’s File No. D129195.

8.	Water line easement as granted unto Harris County Municipal Utility District No. 366 by document filed under Harris County Clerk’s File No. V529730.

9.	Aerial easement for electric distribution facilities as granted unto Houston Lighting & Power Company by document filed under. Harris County Clerk’s File No. G120565.

10.	Telecommunications easement and right-of-way as granted unto Southwestern Bell Telephone Company by document filed under Harris County Clerk’s File No. G293426.

11.	An easement to lay, maintain, alter, repair and operate a railroad track over a 60 foot by 20 foot tract at the most northwest corner as granted unto Donald W. Wright by document filed under Volume 7511, Page 591 (C863408) of the Deed Records of Harris County, Texas.

12.	Mineral reservation and the covenants and agreements contained in document filed under Volume 3294, Page 231 of the Deed Records of Harris County, Texas.

13.	Terms, conditions and stipulations contained with that certain mineral estate created under Oil and Gas Lease recorded in Volume 305, Page 63, of the Contract Records of Harris County, Texas. Surface rights waived by document filed under Harris County Clerk’s File No. L423036; and the creation of a drill site at the most westerly southeast corner of our subject tract of land.

14.	The following items as shown per survey prepared by Kevin Drew McRae, R.P.L.S. No. 5485, dated April 21, 2011 (Revised and updated on December 1, 2011);

a.	Rights or claims, if any offence(s) traversing the utility easement(s).

b.	An encroachment created by concrete and gravel over the Entex easement filed under G086415.

c.	An encroachment created by gravel and concrete into the United gas pipeline easement recorded in Volume 3456, Page 556 of the Deed Records of Harris County, Texas along the east property line.

d.	An encroachment created by gravel and concrete into the Texas Compressor pipeline easement recorded under Harris County Clerk’s File No. D574205 along the east property line.

e.	Any easements which may exist by virtue of telephone pedestals, telephone junction boxes sanitary man holes, water valves, water meters, gas meters, power poles, light poles billboards, inlet grates, electric outlet box.

f.	Encroachments of pavement and fencing, onto said called Tract 6 which is a 30-foot ingress/egress easement described in document filed under Harris County Clerk’s File Number G586577 of the Official Public Records of Real Property, from a called 1.8478 acre tract described in a deed to Four Seasons Business Park I. LLC recorded under Harris County Clerk’s File Number 20070032770 of the Official Public Records of Real Property and paving onto a called 2.72897 acre tract described in a deed to IWC Services, Inc. recorded under Harris County Clerk’s File Number S592673 of the Official Public Records of Real Property.

g.	Encroachment of gravel area along the north boundary (Lot 6) onto a called 10.114 acre tract described in a deed to Entex (now Centerpoint Energy Entex) recorded under Harris County Clerk’s File Number T153368 of the Official Public Records of Real Property.

h.	Fences do not follow property lines.